Exhibit 99.2

National Platform
Strategic
Action
National Accounts
Convenience
Top Landlord
Customers
Pure Play
Goal-oriented
Portfolio
Redevelop
Growth
Transparent Owner
Bricks
Pride of Ownership
Occupancy
Reputation
Real Estate
Local Market Knowledge
Excellence
Strategic Access
&
Impactful
Tenant Mix
Partner with Retailers
Best Practices
Mortar
Investment
Ideas
Occupancy
Value-oriented
High Productivity
Mature
Operational Expertise
Teamwork
BRX Maximize value
Top Markets
Key Landlord
Leader
Accretive
Real Estate
Surety of Execution
REIT
Efficient Growth
High Productivity
In-fill
Redevelopment
Open Air
Leasing
BRX

SUPPLEMENTAL DISCLOSURE

Quarter ended June 30, 2017

450 Lexington Ave
New York, NY 10017
(800) 468.7526
BRIXMOR.COM

BRIXMOR® Property Group | BRX LISTED NYSE

SUPPLEMENTAL DISCLOSURE

Three Months Ended June 30, 2017

TABLE OF CONTENTS

Page
Glossary of Terms	1
Results Overview	3
Financial Summary
Consolidated Balance Sheets	5
Consolidated Statements of Operations	6
EBITDA	7
Funds From Operations (FFO)	8
Supplemental Balance Sheet Detail	9
NOI & Supplemental Statement of Operations Detail	10
Same Property NOI Analysis	11
Capital Expenditures	12
Capitalization, Liquidity & Debt Ratios	13
Debt Overview	14
Summary of Outstanding Debt	15
Covenant Disclosure	16
Investment Summary
Acquisitions	18
Dispositions	19
Anchor Space Repositioning Summary	20
Outparcel Development & New Development Summary	21
Redevelopment Summary	22
Future Redevelopment Opportunities	23
Portfolio Summary
Portfolio Overview	26
Top Forty Retailers Ranked by ABR	27
New & Renewal Lease Summary	28
New Lease Net Effective Rent	29
Lease Expiration Schedule	30
Properties by Largest US MSAs	31
Largest MSAs by ABR	33
Properties by State	36
Property List	37
Guidance
Guidance & Additional Disclosures	49

Note: Financial information is unaudited.

For additional information, please visit www.brixmor.com, follow Brixmor on Twitter at www.twitter.com/Brixmor or find Brixmor on LinkedIn at www.linkedin.com/company/brixmor.

This Supplemental Disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to the Company’s expectations regarding the performance of its business, its financial results, its liquidity and capital resources and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including those described under the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document and in the Company’s filings with the SEC. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

Supplemental Disclosure - Three Months Ended June 30, 2017

GLOSSARY OF TERMS

Term	Definition

Anchor Spaces	Spaces equal to or greater than 10,000 square feet ("SF") of GLA.

Anchor Space Repositioning	Anchor leasing that is primarily focused on reconfiguring or significantly remerchandising existing space with minimal work required outside of normal tenant improvement costs.

Annualized Base Rent ("ABR")	Monthly base rent as of a specified date, under leases which have been signed or commenced as of the specified date, multiplied by 12. Annualized base rent (i) excludes tenant reimbursements of expenses, such as operating expenses, insurance expenses and real estate taxes, (ii) does not reflect amounts due per percentage rent lease terms, (iii) is calculated on a cash basis and differs from how rent is calculated in accordance with generally accepted accounting principles in the United States of America (“GAAP”) for purposes of financial statements and (iv) does not include ancillary income.

ABR PSF	ABR divided by leased GLA, excluding the GLA of lessee owned leasehold improvements.

Billed GLA	Aggregate GLA of all commenced leases, as of a specified date.

Development Stabilization	Development projects are deemed stabilized upon the earlier of (i) reaching 90% billed or (ii) one year after the property is placed in service.

EBITDA, Adjusted EBITDA & Cash	Supplemental, non-GAAP performance measures. Please see below for more information on the limitations of non-GAAP performance measures.
Adjusted EBITDA	A reconciliation of net income to EBITDA is provided on page 7.
EBITDA is calculated as the sum of net income (loss) presented in accordance with GAAP before interest expense, federal and state taxes, and depreciation and amortization. Adjusted EBITDA represents EBITDA as adjusted for (i) gain (loss) on disposition of operating properties, (ii) impairment of real estate assets and real estate equity investments, (iii) gain (loss) on extinguishment of debt, and (iv) other items that the Company believes are not indicative of the Company's operating performance. Cash Adjusted EBITDA represents Adjusted EBITDA as adjusted for straight-line rental income, amortization of above- and below-market rent and tenant inducements and straight-line ground rent expense. EBITDA, Adjusted EBITDA & Cash Adjusted
EBITDA include the Company's unconsolidated joint venture at pro rata share.

Gross Leasable Area ("GLA")	Represents the total amount of leasable property square footage.

Leased GLA	Aggregate GLA of all signed or commenced leases, as of a specified date.

LIBOR	London Interbank Offered Rate.

Metropolitan Statistical Area ("MSA")	Defined by the United States Office of Management and Budget as a region associated with at least one urbanized area that has a population of at least 50,000 and comprises the central county or counties containing the core, plus adjacent outlying counties having a high degree of social and economic integration with the central county or counties as measured through commuting.

NAREIT	National Association of Real Estate Investment Trusts.

NAREIT Funds From Operations (“FFO")	A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of net income to NAREIT FFO is provided on page 8.
NAREIT defines FFO as net income (loss) presented in accordance with GAAP excluding (i) gain (loss) on disposition of operating properties, and
(ii) extraordinary items, plus (iii) depreciation and amortization of operating properties, (iv) impairment of operating properties and real estate equity investments, and (v) after adjustments for unconsolidated joint ventures calculated to reflect FFO on the same basis.

Net Effective Rent	Average ABR over the lease term adjusted for tenant improvements and allowances, tenant specific landlord work and third party leasing commissions.

Net Operating Income ("NOI")	A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of NOI to net income is provided on page 10.
Calculated as total property revenues (base rent, ancillary and other, expense reimbursements, and percentage rents) less direct property operating expenses (operating costs, real estate taxes and provision for doubtful accounts). NOI excludes corporate level income (including management, transaction, and other fees), lease termination fees, straight-line rental income, amortization of above- and below-market rent and tenant inducements, straight-line ground rent expense and the Company's unconsolidated joint venture.

NOI Yield	Calculated as the projected incremental NOI as a percentage of the incremental third party costs of a specified project, net of any project specific credits
(i.e. lease termination income or other ancillary credits).

Non-controlling Interests	Relate to the portion of Brixmor Operating Partnership LP ("OP”), a consolidated subsidiary, held by the non-controlling interest holders. As of June
30, 2017, the Company, through its 100% ownership of BPG Subsidiary, Inc., owns 100% of the OP.

Non-owned Major Tenant	Also known as a shadow anchor. Represents tenants that are situated on parcels which are owned by unrelated third parties, but, due to their location within or immediately adjacent to a shopping center, appear to the consumer as another retail tenant of the shopping center and, as a result, attract additional customer traffic to the center.

Outparcel	Refers to a portion of a shopping center, separate from the main retail buildings and generally located on the outer edge of a property, which may currently, or in the future, contain one or several freestanding buildings.

Percent Billed	Billed GLA as a percentage of total GLA.

Percent Leased	Leased GLA as a percentage of total GLA.

PSF	Per square foot of GLA.

Redevelopment	Larger scale projects that typically involve new construction, reconfiguration or demolition of a portion of the shopping center to accommodate new retailers.

Rent Spread	Represents percentage change in cash ABR PSF in the first year of the new lease relative to cash ABR PSF in the last year of the old lease. Rent spreads are presented only for leases deemed comparable.

New Rent Spread	Includes new leases executed on units that were occupied within the prior 12 months. New leases signed on units that have been vacant for longer than 12 months and new leases signed on first generation space are non-comparable and excluded from New Rent Spreads.

Renewal Rent Spread	Includes renewal leases executed with the same tenant in the same location to extend the term of an expiring lease. Renewals that include the expansion of an existing tenant into space that has been vacant for longer than 12 months are non-comparable and excluded from Renewal
Rent Spreads.

Option Rent Spread	Includes renewal options exercised by tenants in the same location to extend the term of an expiring lease.

Total Rent Spread	Combined spreads for new, renewal and option leases.

Supplemental Disclosure - Three Months Ended June 30, 2017	Page 1

GLOSSARY OF TERMS

Term	Definition

Same Property NOI	A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
	A reconciliation of same property NOI to net income is provided on page 11.
	Represents NOI of properties owned for the entirety of both periods excluding properties under development. Same Property NOI includes the Company's
	unconsolidated joint venture at pro rata share and excludes income / expense associated with the Company's captive insurance entity.

	Number of Properties in Same Property NOI Analysis:
		As of 6/30/17
	Total properties in Brixmor Property Group portfolio	507
	Acquired properties excluded from same property NOI	(2)
	Additional exclusions	(1)
	Same property NOI pool	504

	Active redevelopment properties	(12)
	Completed redevelopment properties	(1)
	Total redevelopment properties	(13)

	Same property NOI excluding redevelopments pool	491

Small Shop Spaces	Spaces less than 10,000 SF of GLA.

Straight-line Rent	Non-cash revenue related to GAAP requirement to average the tenant's contractual rent payments over the life of the lease, regardless of the actual
	cash collected in the period.

Year Built	Year of most recent redevelopment or year built if no redevelopment has occurred.

Non-GAAP Performance Measures

The Company's non-GAAP performance measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental financial results to those presented in accordance with GAAP.
Non-GAAP performance measures should not be considered as alternatives to, or more meaningful than, net income (presented in accordance with GAAP) or other GAAP financial measures as indicators of financial performance and are not alternatives to, or more meaningful than, cash flow from operating activities (presented in accordance with GAAP) as a measure of liquidity.
Computation of non-GAAP performance measures may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to similarly titled measures presented by such other REITs. Investors are cautioned that items excluded from non-GAAP performance measures are relevant to understanding and addressing financial performance.

The Company believes that the non-GAAP measures it presents are useful to investors for the following reasons:
• NAREIT FFO	NAREIT FFO assists investors in analyzing Brixmor’s comparative operating and financial performance because, by excluding gains and losses related
	to dispositions of previously depreciated operating properties, real estate-related depreciation and amortization of continuing operations, impairment
	of operating properties and real estate equity investments, and after adjustments for joint ventures calculated to reflect FFO on the same basis, investors
	can compare the operating performance of a company’s real estate between periods.

• EBITDA, Adjusted EBITDA & Cash Adjusted EBITDA	EBITDA, Adjusted EBITDA & Cash Adjusted EBITDA are utilized in various financial ratios as a measure of Brixmor's operational and financial performance
	because EBITDA, Adjusted EBITDA & Cash Adjusted EBITDA exclude various items that the Company believes are not indicative of its operating
	performance. Accordingly, the use of EBITDA, Adjusted EBITDA & Cash Adjusted EBITDA in various ratios provides a meaningful performance measure as it
	relates to the Company's ability to meet various coverage tests for the stated period.

• Same Property NOI	Same property NOI eliminates disparities in NOI due to the acquisition, disposition or stabilization of development properties during the period presented,
	and therefore, provides a more consistent metric for comparing operational performance. Management uses same property NOI to review operating
	results for comparative purposes with respect to previous periods or forecasts, and also to evaluate future prospects.

In addition, the Company presents these supplemental non-GAAP performance measures because the Company believes that these measures are helpful to and frequently used by securities analysts, investors and other interested parties in the evaluation of REITs.

Supplemental Disclosure - Three Months Ended June 30, 2017	Page 2

RESULTS OVERVIEW
Unaudited, dollars in thousands, except per share and per square foot amounts

	Three Months Ended		Six Months Ended
Summary Financial Results	6/30/17	6/30/16	6/30/17	6/30/16
Total revenues (page 6)	$322,818	$310,057	$648,624	$633,161
Net income attributable to common stockholders (page 6)	75,399	64,456	146,978	124,933
Net income attributable to common stockholders - per diluted share (page 6)	0.25	0.21	0.48	0.42
Adjusted EBITDA (page 7)	222,712	216,688	443,441	438,050
Cash adjusted EBITDA (page 7)	208,886	205,066	416,944	412,757
NAREIT FFO (page 8)	161,875	152,748	323,430	314,007
NAREIT FFO per share/OP Unit - diluted (page 8)	0.53	0.50	1.06	1.03
Items that impact FFO comparability, net per share (page 8)	(0.00)	(0.02)	(0.01)	(0.02)
Dividends declared per share/OP Unit (page 8)	0.260	0.245	0.520	0.490
Dividend payout ratio (as % of NAREIT FFO) (page 8)	49.0%	48.9%	49.0%	47.5%
NOI (page 10)	227,522	225,614	454,976	446,976

	Three Months Ended
Summary Operating and Financial Ratios	6/30/17	3/31/17	12/31/16	9/30/16	6/30/16
NOI margin (page 10)	74.3%	72.8%	73.2%	73.4%	76.1%
Same property NOI (page 11) (1) (2)	1.3%	3.2%	1.6%	2.0%	3.5%
Fixed charge coverage (page 13)	3.5x	3.6x	3.6x	3.4x	3.5x
Net principal debt to Adjusted EBITDA (page 13) (3)	6.4x	6.6x	6.5x	6.7x	6.7x
Net principal debt to Cash Adjusted EBITDA (page 13) (3)	6.9x	7.0x	6.9x	7.1x	7.1x

Outstanding Classes of Stock and Partnership Units	At 6/30/17	At 3/31/17	At 12/31/16	At 9/30/16	At 6/30/16
Common shares outstanding (page 13)	304,936	304,893	304,343	304,321	301,099
Exchangeable OP Units held by non-controlling interests (page 13)	—	—	378	378	3,593
Total	304,936	304,893	304,721	304,699	304,692

Summary Portfolio Statistics (4)	At 6/30/17	At 3/31/17	At 12/31/16	At 9/30/16	At 6/30/16
Number of properties (page 26)	507	510	512	514	516
Percent billed (page 26)	89.9%	90.4%	90.7%	90.6%	90.6%
Percent leased (page 26)	92.0%	92.5%	92.8%	92.6%	92.8%
ABR PSF (page 26)	$13.21	$13.12	$12.99	$12.90	$12.85
New lease rent spread (page 28)	36.1%	36.7%	39.3%	26.2%	24.7%
New & renewal lease rent spread (page 28)	16.8%	16.4%	19.1%	14.7%	15.6%
Total - new, renewal & option lease rent spread (page 28)	13.7%	13.4%	14.5%	10.9%	12.1%

(1) The same property NOI growth rates for the quarters ended June 30 and September 30, 2016 are based on same property NOI for 2015 as originally reported by the Company. Additional information regarding 2015 Same Property NOI is available in the press release issued by the Company on February 8, 2016 in connection with an Audit Committee review of historical Same
Property NOI.
(2) Includes unconsolidated joint venture, Montecito Marketplace, at pro rata share.
(3) Adjusted EBITDA and Cash Adjusted EBITDA are annualized based on quarterly results.
(4) Includes unconsolidated joint venture, Montecito Marketplace, at 100%.

Supplemental Disclosure - Three Months Ended June 30, 2017	Page 3

FINANCIAL SUMMARY

Supplemental Disclosure Three Months Ended June 30, 2017

CONSOLIDATED BALANCE SHEETS
Unaudited, dollars in thousands, except share information

	As of	As of
	6/30/17	12/31/16
Assets
Real estate
Land	$2,005,648	$2,006,655
Buildings and tenant improvements	8,135,450	8,043,855
Construction in progress	55,318	121,817
Lease intangibles	818,688	836,731
	11,015,104	11,009,058
Accumulated depreciation and amortization	(2,280,581)	(2,167,054)
Real estate, net	8,734,523	8,842,004
Investments in and advances to unconsolidated joint venture	7,972	7,921
Cash and cash equivalents	54,479	51,402
Restricted cash	68,165	51,467
Marketable securities	24,775	25,573
Receivables, net of allowance for doubtful accounts of $15,252 and $16,756	219,241	178,216
Deferred charges and prepaid expenses, net	131,175	122,787
Other assets	56,744	40,315
Total assets	$9,297,074	$9,319,685

Liabilities
Debt obligations, net	$5,819,948	$5,838,889
Accounts payable, accrued expenses and other liabilities	561,378	553,636
Total liabilities	6,381,326	6,392,525

Equity
Common stock, $0.01 par value; authorized 3,000,000,000 shares;
304,935,735 and 304,343,141 shares outstanding	3,049	3,043
Additional paid in capital	3,330,885	3,324,874
Accumulated other comprehensive income	21,027	21,519
Distributions in excess of net income	(439,213)	(426,552)
Total stockholders' equity	2,915,748	2,922,884
Non-controlling interests	—	4,276
Total equity	2,915,748	2,927,160
Total liabilities and equity	$9,297,074	$9,319,685

Supplemental Disclosure - Three Months Ended June 30, 2017	Page 5

CONSOLIDATED STATEMENTS OF OPERATIONS
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended		Six Months Ended
	6/30/17	6/30/16	6/30/17	6/30/16

Revenues
Rental income	$253,777	$245,575	$503,398	$496,721
Expense reimbursements	67,039	61,763	140,229	131,475
Other revenues	2,002	2,719	4,997	4,965
Total revenues	322,818	310,057	648,624	633,161

Operating expenses
Operating costs	33,025	31,415	70,450	66,466
Real estate taxes	44,064	38,683	90,531	83,074
Depreciation and amortization	96,870	95,818	190,801	196,297
Provision for doubtful accounts	1,757	1,621	2,807	4,361
Impairment of real estate assets	10,632	—	16,318	—
General and administrative	23,248	27,198	44,205	47,922
Total operating expenses	209,596	194,735	415,112	398,120

Other income (expense)
Dividends and interest	85	319	158	392
Interest expense	(57,443)	(56,184)	(113,174)	(113,627)
Gain on sale of real estate assets	20,173	7,782	28,978	7,782
Gain (loss) on extinguishment of debt, net	(78)	93	(1,340)	93
Other	(684)	(1,981)	(1,391)	(2,888)
Total other expense	(37,947)	(49,971)	(86,769)	(108,248)

Income before equity in income of unconsolidated joint venture	75,275	65,351	146,743	126,793
Equity in income of unconsolidated joint venture	163	119	350	226
Net income	75,438	65,470	147,093	127,019
Net income attributable to non-controlling interests	—	(1,014)	(76)	(2,086)
Net income attributable to Brixmor Property Group Inc.	75,438	64,456	147,017	124,933
Preferred stock dividends	(39)	—	(39)	—
Net income attributable to common stockholders	$75,399	$64,456	$146,978	$124,933

Per common share:
Net income attributable to common stockholders:
Basic	$0.25	$0.21	$0.48	$0.42
Diluted	$0.25	$0.21	$0.48	$0.42
Weighted average shares:
Basic	304,914	299,872	304,743	299,526
Diluted	305,115	300,204	305,125	304,861

Supplemental Disclosure - Three Months Ended June 30, 2017	Page 6

EBITDA
Unaudited, dollars in thousands

	Three Months Ended		Six Months Ended
	6/30/17	6/30/16	6/30/17	6/30/16

Net income	$75,438	$65,470	$147,093	$127,019
Interest expense - continuing operations	57,443	56,184	113,174	113,627
Interest expense - unconsolidated joint venture	—	42	—	84
Federal and state taxes	958	980	1,967	1,789
Depreciation and amortization - continuing operations	96,870	95,818	190,801	196,297
Depreciation and amortization - unconsolidated joint venture	39	20	56	45
EBITDA	$230,748	$218,514	$453,091	$438,861

EBITDA	$230,748	$218,514	$453,091	$438,861
Gain on disposition of operating properties	(20,173)	(7,782)	(28,978)	(7,782)
Impairment of real estate assets	10,632	—	16,318	—
(Gain) loss on extinguishment of debt, net	78	(93)	1,340	(93)
Litigation and other non-routine legal expenses	1,427	344	1,670	344
Executive equity based compensation (1)	—	2,725	—	88
Executive severance expenses	—	2,260	—	2,260
Shareholder equity offering expenses	—	450	—	450
Transaction expenses	—	211	—	211
Audit committee review expenses	—	59	—	3,711
Total adjustments	(8,036)	(1,826)	(9,650)	(811)
Adjusted EBITDA	$222,712	$216,688	$443,441	$438,050

Adjusted EBITDA	$222,712	$216,688	$443,441	$438,050
Straight-line rental income, net (2)	(6,836)	(3,658)	(12,087)	(6,514)
Amortization of above- and below-market rent and tenant inducements, net (3)	(7,022)	(8,865)	(14,483)	(19,676)
Straight-line ground rent expense (4)	32	901	73	897
Total adjustments	(13,826)	(11,622)	(26,497)	(25,293)
Cash adjusted EBITDA	$208,886	$205,066	$416,944	$412,757

(1) Represents equity based compensation expense associated with executive departures for the three and six months ended June 30, 2016.
(2) Includes unconsolidated joint venture Montecito Marketplace straight-line rental income of $1 and $2 at pro rata share for the three and six months ended June 30, 2017, respectively; and straight-line rental expense of $1 and $5 at pro rata share for the three and six months ended June 30, 2016, respectively.

(3) Includes unconsolidated joint venture Montecito Marketplace amortization of above- and below-market rent and tenant inducements of $6 and $13 at pro rata share for the three and six months ended June 30, 2017. respectively, and amortization of above- and below-market rent and tenant inducements of $8 and $15 at pro rata share for the three and six months ended June 30, 2016, respectively.

(4) Straight-line ground rent expense is included in Operating costs on the Consolidated Statements of Operations.

Supplemental Disclosure - Three Months Ended June 30, 2017	Page 7

FUNDS FROM OPERATIONS (FFO)
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended		Six Months Ended
	6/30/17	6/30/16	6/30/17	6/30/16

Net income	$75,438	$65,470	$147,093	$127,019
Gain on disposition of operating properties	(20,173)	(7,782)	(28,978)	(7,782)
Depreciation and amortization- real estate related- continuing operations	95,939	95,040	188,941	194,725
Depreciation and amortization- real estate related- unconsolidated joint venture	39	20	56	45
Impairment of operating properties	10,632	—	16,318	—
NAREIT FFO	$161,875	$152,748	$323,430	$314,007

NAREIT FFO per share/OP Unit - diluted	$0.53	$0.50	$1.06	$1.03
Weighted average shares/OP Units outstanding - basic and diluted	305,115	304,920	305,125	304,861

Items that impact FFO comparability
Gain (loss) on extinguishment of debt, net	$(78)	$93	$(1,340)	$93
Litigation and other non-routine legal expenses	(1,427)	(344)	(1,670)	(344)
Executive equity based compensation (1)	—	(2,725)	—	(88)
Executive severance expenses	—	(2,260)	—	(2,260)
Shareholder equity offering expenses	—	(450)	—	(450)
Transaction expenses	—	(211)	—	(211)
Audit committee review expenses	—	(59)	—	(3,711)
Total items that impact FFO comparability	$(1,505)	$(5,956)	$(3,010)	$(6,971)
Items that impact FFO comparability, net per share	$(0.00)	$(0.02)	$(0.01)	$(0.02)

Additional Disclosures
Straight-line rental income, net (2)	$6,836	$3,658	$12,087	$6,514
Amortization of above- and below-market rent and tenant inducements, net (3)	7,022	8,865	14,483	19,676
Straight-line ground rent expense (4)	(32)	(901)	(73)	(897)

Dividends declared per share/OP Unit	$0.260	$0.245	$0.520	$0.490
Share/OP Unit Dividends declared	$79,284	$74,649	$158,556	$149,281
Share/OP Unit Dividend payout ratio (as % of NAREIT FFO)	49.0%	48.9%	49.0%	47.5%

(1) Represents equity based compensation expense associated with executive departures for the three and six months ended June 30, 2016.
(2) Includes unconsolidated joint venture Montecito Marketplace straight-line rental income of $1 and $2 at pro rata share for the three and six months ended June 30, 2017, respectively; and straight-line rental expense of $1 and $5 at pro rata share for the three and six months ended June 30, 2016, respectively.

(3) Includes unconsolidated joint venture Montecito Marketplace amortization of above- and below-market rent and tenant inducements of $6 and $13 at pro rata share for the three and six months ended June 30, 2017. respectively, and amortization of above- and below-market rent and tenant inducements of $8 and $15 at pro rata share for the three and six months ended June 30, 2016, respectively.

(4) Straight-line ground rent expense is included in Operating costs on the Consolidated Statements of Operations.

Supplemental Disclosure - Three Months Ended June 30, 2017	Page 8

SUPPLEMENTAL BALANCE SHEET DETAIL
Unaudited, dollars in thousands

	As of	As of
	6/30/17	12/31/16

Receivables, net
Straight-line rent receivable	$113,160	$101,675
Tenant receivables	83,290	88,878
Allowance for doubtful accounts	(15,252)	(16,756)
Insurance receivable (1)	28,000	—
Other	10,043	4,419
Total receivables, net	$219,241	$178,216

Deferred charges and prepaid expenses, net
Deferred charges, net	$112,621	$102,777
Prepaid expenses, net	18,554	20,010
Total deferred charges and prepaid expenses, net	$131,175	$122,787

Other assets
Interest rate swaps	$21,133	$21,605
Real estate assets held for sale	17,128	—
Furniture, fixtures and leasehold improvements, net	14,427	16,000
Other	4,056	2,710
Total other assets	$56,744	$40,315

Accounts payable, accrued expenses and other liabilities
Accounts payable and other accrued expenses	$202,989	$204,059
Below market leases, net	202,426	223,505
Dividends payable	80,746	80,612
Accrued litigation (1)	28,000	—
Other	47,217	45,460
Total accounts payable, accrued expenses and other liabilities	$561,378	$553,636

(1) The Company entered into a preliminary settlement agreement to settle a class action lawsuit filed in March 2016. The agreed upon settlement amount is within the coverage amount of the Company’s applicable insurance policies. For additional information, refer to Form 10-Q, filed with the Securities and Exchange Commission on July 31, 2017.

Supplemental Disclosure - Three Months Ended June 30, 2017	Page 9

NOI & SUPPLEMENTAL STATEMENT OF OPERATIONS DETAIL
Unaudited, dollars in thousands

	Three Months Ended		Three Months Ended
	6/30/17	6/30/16	6/30/17	6/30/16
Net Operating Income Detail (1)
Base rent	$233,366	$228,338	$465,980	$456,423
Ancillary and other	3,985	3,955	7,622	7,755
Expense reimbursements	67,039	61,763	140,229	131,475
Percentage rents	1,946	2,376	4,860	4,327
Operating costs	(32,993)	(30,514)	(70,377)	(65,569)
Real estate taxes	(44,064)	(38,683)	(90,531)	(83,074)
Provision for doubtful accounts	(1,757)	(1,621)	(2,807)	(4,361)
Net operating income	$227,522	$225,614	$454,976	$446,976

Operating Ratios
NOI margin (NOI / revenues)	74.3%	76.1%	73.5%	74.5%
Expense recovery ratio (expense reimbursements / (operating costs + real estate taxes))	87.0%	89.3%	87.1%	88.5%

Reconciliation of Net Operating Income to Net Income Attributable to Common Stockholders
Net operating income	$227,522	$225,614	$454,976	$446,976
Lease termination fees	2,575	766	3,241	6,363
Straight-line rental income, net	6,835	3,659	12,085	6,519
Amortization of above- and below-market rent and tenant inducements, net	7,016	8,857	14,470	19,661
Fee income	56	343	137	638
Straight-line ground rent expense (2)	(32)	(901)	(73)	(897)
Depreciation and amortization	(96,870)	(95,818)	(190,801)	(196,297)
Impairment of real estate assets	(10,632)	—	(16,318)	—
General and administrative	(23,248)	(27,198)	(44,205)	(47,922)
Total other expense	(37,947)	(49,971)	(86,769)	(108,248)
Equity in income of unconsolidated joint venture	163	119	350	226
Net income attributable to non-controlling interests	—	(1,014)	(76)	(2,086)
Preferred stock dividends	(39)	—	(39)	—
Net income attributable to common stockholders	$75,399	$64,456	$146,978	$124,933

Supplemental Statement of Operations Detail
Rental income
Base rent	$233,366	$228,338	$465,980	$456,423
Lease termination fees	2,575	766	3,241	6,363
Straight-line rental income, net	6,835	3,659	12,085	6,519
Amortization of above- and below-market rent and tenant inducements, net	7,016	8,857	14,470	19,661
Ancillary and other	3,985	3,955	7,622	7,755
Total rental income	$253,777	$245,575	$503,398	$496,721

Other revenues
Percentage rents	$1,946	$2,376	$4,860	$4,327
Fee income	56	343	137	638
Total other revenues	$2,002	$2,719	$4,997	$4,965

Other (income) expense
Interest expense
Mortgage, note and other interest	$46,323	$44,536	$89,844	$90,064
Unsecured credit facility and term loan interest	11,560	13,985	24,600	28,616
Capitalized interest	(750)	(582)	(1,696)	(1,169)
Deferred financing cost amortization	1,774	1,952	3,574	3,888
Debt premium amortization, net	(1,464)	(3,707)	(3,148)	(7,772)
Total interest expense	$57,443	$56,184	$113,174	$113,627

Other
Federal and state taxes	$958	$980	$1,967	$1,789
Other	(274)	1,001	(576)	1,099
Total other	$684	$1,981	$1,391	$2,888

Additional G&A Disclosures
Equity based compensation (3)	2,848	6,160	4,974	4,578
Capitalized direct leasing compensation costs	3,467	3,704	7,092	7,812
Capitalized direct construction compensation costs	1,828	1,555	3,931	3,117

(1) NOI excludes unconsolidated joint venture Montecito Marketplace NOI of $204 and $414 at pro rata share for the three and six months ended June 30, 2017, respectively; and NOI of $186 and $369 at pro rata share for the three and six months ended June 30, 2016, respectively.

(2) Straight-line ground rent expense is included in Operating costs on the Consolidated Statements of Operations.
(3) Includes equity based compensation expense, including accelerations and forfeitures, associated with executive departures for the three and six months ended June 30, 2016 of $2,725 and $88, respectively.

Supplemental Disclosure - Three Months Ended June 30, 2017	Page 10

SAME PROPERTY NOI ANALYSIS
Unaudited, dollars in thousands

	Three Months Ended			Six Months Ended
	6/30/17	6/30/16	Change	6/30/17	6/30/16	Change
Same Property NOI Analysis (1)
Number of properties	504	504	—	504	504	—
Percent billed	89.9%	90.5%	(0.6%)	89.9%	90.5%	(0.6%)
Percent leased	92.0%	92.7%	(0.7%)	92.0%	92.7%	(0.7%)

Revenues
Base rent	$229,811	$224,172		$458,903	$447,865
Ancillary and other	3,889	3,910		7,505	7,662
Expense reimbursements	65,848	60,684		137,927	129,254
Percentage rents	1,958	2,310		4,854	4,246
	301,506	291,076	3.6%	609,189	589,027	3.4%
Operating expenses
Operating costs	(32,158)	(30,131)		(69,113)	(64,644)
Real estate taxes	(43,273)	(37,977)		(88,954)	(81,652)
Provision for doubtful accounts	(1,751)	(1,587)		(2,721)	(4,268)
	(77,182)	(69,695)	10.7%	(160,788)	(150,564)	6.8%
Same property NOI	$224,324	$221,381	1.3%	$448,401	$438,463	2.3%

Same property NOI excluding redevelopments (2)	$211,981	$209,635	1.1%	$423,590	$414,778	2.1%

NOI margin	74.4%	76.1%		73.6%	74.4%
Expense recovery ratio	87.3%	89.1%		87.3%	88.4%

Percent contribution to same property NOI growth:
	Change	Percent Contribution		Change	Percent Contribution
Base rent	$5,639	2.6%		$11,038	2.5%
Ancillary and other	(21)	0.0%		(157)	0.0%
Net recoveries	(2,159)	(1.0%)		(3,098)	(0.7%)
Percentage rents	(352)	(0.2%)		608	0.1%
Provision for doubtful accounts	(164)	(0.1%)		1,547	0.4%
		1.3%			2.3%

Reconciliation of Net Income Attributable to Common Stockholders to Same Property NOI
Same property NOI (1)	$224,324	$221,381		$448,401	$438,463
Adjustments:
Non-same property NOI	3,402	4,419		6,989	8,882
Lease termination fees	2,575	766		3,241	6,363
Straight-line rental income, net	6,835	3,659		12,085	6,519
Amortization of above- and below-market rent and tenant inducements, net	7,016	8,857		14,470	19,661
Fee income	56	343		137	638
Straight-line ground rent expense	(32)	(901)		(73)	(897)
Depreciation and amortization	(96,870)	(95,818)		(190,801)	(196,297)
Impairment of real estate assets	(10,632)	—		(16,318)	—
General and administrative	(23,248)	(27,198)		(44,205)	(47,922)
Total other expense	(37,947)	(49,971)		(86,769)	(108,248)
Pro rata share of same property NOI of unconsolidated joint venture	(204)	(186)		(414)	(369)
Equity in income of unconsolidated joint venture	163	119		350	226
Net income attributable to non-controlling interests	—	(1,014)		(76)	(2,086)
Preferred stock dividends	(39)	—		(39)	—
Net income attributable to common stockholders	$75,399	$64,456		$146,978	$124,933

(1) Includes unconsolidated joint venture, Montecito Marketplace, at pro rata share.
(2) Redevelopments include only completed and in process projects.

Supplemental Disclosure - Three Months Ended June 30, 2017	Page 11

CAPITAL EXPENDITURES
Unaudited, dollars in thousands

	Three Months Ended	Six Months Ended
	6/30/17	6/30/17

Leasing related:
Tenant improvements and tenant inducements	$15,308	$36,791
External leasing commissions	2,067	4,034
	17,375	40,825

Value-enhancing:
Anchor space repositionings	4,666	8,584
Outparcel developments	1,116	2,775
Redevelopments	10,442	22,651
New development	1,644	2,511
	17,868	36,521

Maintenance capital expenditures	3,707	6,285

	$38,950	$83,631

Includes unconsolidated joint venture, Montecito Marketplace, at pro rata share.

Supplemental Disclosure - Three Months Ended June 30, 2017	Page 12

CAPITALIZATION, LIQUIDITY & DEBT RATIOS
Unaudited, dollars and shares in thousands except per share amounts

			As of	As of
			6/30/17	12/31/16
Equity Capitalization:
Common shares outstanding			304,936	304,343
Exchangeable OP Units held by non-controlling interests			—	378
			304,936	304,721
Common share price			$17.88	$24.42
Total equity capitalization			$5,452,256	$7,441,287

Debt:
Revolving credit facility			$—	$122,000
Term loans			1,610,000	2,100,000
Unsecured notes			3,218,453	2,318,453
Secured mortgages			1,017,595	1,312,292
Total principal debt			5,846,048	5,852,745
Add: Net unamortized premium			6,573	16,092
Less: Deferred financing fees			(32,673)	(29,948)
Total debt			5,819,948	5,838,889
Less: cash, cash equivalents and restricted cash			(122,644)	(102,869)
Net debt			$5,697,304	$5,736,020

Total market capitalization:			$11,149,560	$13,177,307

Liquidity:
Cash and cash equivalents and restricted cash			$122,644	$102,869
Available under revolving credit facility			1,250,000	1,128,000
			$1,372,644	$1,230,869

Ratios:
Principal debt to total market capitalization			52.4%	44.4%
Principal debt to total assets, before depreciation			50.5%	51.0%
Secured principal debt to total assets, before depreciation			8.8%	11.4%
Net principal debt to Adjusted EBITDA (1)			6.4x	6.5x
Net principal debt to Cash Adjusted EBITDA (1)			6.9x	6.9x
Unencumbered assets to unsecured debt			1.9x	1.9x
Interest coverage (Adjusted EBITDA / interest expense)			3.9x	4.0x
Debt service coverage (Adjusted EBITDA / (interest expense + scheduled principal payments))			3.5x	3.6x
Fixed charge coverage (Adjusted EBITDA / (interest expense + scheduled principal payments + preferred dividends))			3.5x	3.6x

			As of	As of
			6/30/17	12/31/16
Percentage of total debt:
Fixed			96.4%	86.0%
Variable			3.6%	14.0%
Unencumbered summary:
Percent of properties			76.1%	72.8%
Percent of ABR			79.4%	75.9%
Percent of NOI			79.9%	76.1%
Weighted average maturity (years):
Fixed			5.4	5.2
Variable			1.1	1.9
Total			5.3	4.7

Credit Ratings & Outlook:

Fitch Ratings	BBB-	Stable
Moody's Investors Service	Baa3	Stable
Standard & Poor's Ratings Services	BBB-	Stable

(1) Adjusted EBITDA and Cash Adjusted EBITDA are annualized based on quarterly results.
Excludes unconsolidated joint venture, Montecito Marketplace.

Supplemental Disclosure - Three Months Ended June 30, 2017	Page 13

DEBT OVERVIEW
Unaudited, dollars in thousands

Maturity Schedule - Debt obligations
	Year		Scheduled Amortization	Scheduled Maturities	Total	Weighted Avg Stated Interest Rate
	2017		$9,474	$8,717	$18,191	6.30%
	2018		19,476	510,000	529,476	2.41%
	2019		20,126	600,000	620,126	2.40%
	2020		15,212	751,365	766,577	6.16%
	2021		—	686,225	686,225	3.49%
	2022		—	500,000	500,000	3.88%
	2023		—	500,000	500,000	3.25%
	2024		—	507,000	507,000	3.66%
	2025		—	700,000	700,000	3.85%
	2026		—	607,542	607,542	4.17%
	2027+			410,911	410,911	3.98%
	Total Debt Maturities		$64,288	$5,781,760	$5,846,048	3.81%

			Net unamortized premium		6,573
			Deferred financing costs		(32,673)
			Debt obligations, net		$5,819,948

Detailed Maturity Schedule - Debt obligations
	Fixed Rate Secured Mortgages			Fixed Rate Unsecured Notes (1)		Variable Rate and Fixed Rate Unsecured Credit Facility / Term Loans (1)

Year	Scheduled Amortization	Scheduled Maturities	Weighted Avg Stated Interest Rate	Scheduled Maturities	Weighted Avg Stated Interest Rate	Scheduled Maturities	Weighted Avg Stated Interest Rate
2017	$9,474	$8,717	6.30%	$—	—	$—	—
2018	19,476	—	6.23%	—	—	510,000	2.27%
2019	20,126	—	6.18%	—	—	600,000	2.26%
2020	15,212	751,365	6.16%	—	—	—	—
2021	—	186,225	6.24%	—	—	500,000	2.46%
2022	—	—	—	500,000	3.88%	—	—
2023	—	—	—	500,000	3.25%	—	—
2024	—	7,000	4.40%	500,000	3.65%	—	—
2025	—	—	—	700,000	3.85%	—	—
2026	—	—	—	607,542	4.17%	—	—
2027+	—	—	—	410,911	3.98%	—	—
Total Debt Maturities	$64,288	$953,307	6.17%	$3,218,453	3.81%	$1,610,000	2.32%

(1) No scheduled amortization prior to maturity dates.

Supplemental Disclosure - Three Months Ended June 30, 2017	Page 14

SUMMARY OF OUTSTANDING DEBT
Unaudited, dollars in thousands

		Outstanding	Weighted Average	Maturity	Percent of
Loan / Property Name		Balance	Stated Interest Rate	Date	Total Indebtedness

FIXED RATE DEBT:
Secured Mortgages
Whitaker Square		$8,784	6.32%	12/1/17	0.15%
Christmas Tree Plaza		1,150	7.89%	5/11/18	0.02%
LP - JPM CMBS (71 properties) (1)		441,176	6.27%	8/1/20	7.55%
Monroe ShopRite Plaza		8,122	6.50%	8/1/20	0.14%
Bethel Park Shopping Center		9,437	6.50%	8/1/20	0.16%
Ivyridge		13,165	6.50%	8/1/20	0.23%
Roosevelt Mall		46,931	6.50%	8/1/20	0.80%
Inland (Brixmor/IA, LLC) - Pool A (9 properties)		97,422	5.91%	12/6/20	1.67%
Inland (Brixmor/IA, LLC) - Pool B (8 properties)		89,228	5.91%	12/6/20	1.53%
Inland (Brixmor/IA, LLC) - Pool C (7 properties)		95,580	5.91%	12/31/20	1.63%
REIT 20 LP 51 A (4 properties)		46,317	6.24%	1/6/21	0.79%
REIT 20 LP 45 B (4 properties)		41,642	6.24%	1/6/21	0.71%
REIT 20 LP 42 C (4 properties)		38,930	6.24%	1/6/21	0.67%
REIT 20 LP 37 D (3 properties)		33,618	6.24%	1/6/21	0.58%
REIT 20 LP 43 E (4 properties)		39,093	6.24%	1/6/21	0.67%
Larchmont Centre		7,000	4.40%	3/1/24	0.12%
TOTAL FIXED RATE SECURED MORTGAGES		1,017,595	6.17%		17.42%

Unsecured fixed rate debt
Term Loan Facility - Tranche A (2)		$300,000	2.17%	7/31/18	5.13%
Term Loan Facility - $600M (3)		600,000	2.26%	3/18/19	10.26%
Term Loan Facility - Tranche B (4)		500,000	2.46%	7/31/21	8.55%
TOTAL UNSECURED FIXED RATE DEBT		1,400,000	2.31%		23.94%

Unsecured Notes
3.88%, 2022 Brixmor OP Notes		$500,000	3.88%	8/15/22	8.55%
3.25%, 2023 Brixmor OP Notes		500,000	3.25%	9/15/23	8.55%
3.65%, 2024 Brixmor OP Notes		500,000	3.65%	6/15/24	8.55%
3.85%, 2025 Brixmor OP Notes		700,000	3.85%	2/28/25	11.98%
4.13%, 2026 Brixmor OP Notes		600,000	4.13%	6/15/26	10.26%
7.97%, 2026 Brixmor LLC Notes		694	7.97%	8/14/26	0.01%
7.65%, 2026 Brixmor LLC Notes		6,100	7.65%	11/2/26	0.11%
7.68%, 2026 Brixmor LLC Notes I		748	7.68%	11/2/26	0.01%
3.90%, 2027 Brixmor OP Notes		400,000	3.90%	3/15/27	6.84%
6.90%, 2028 Brixmor LLC Notes I		2,222	6.90%	2/15/28	0.04%
6.90%, 2028 Brixmor LLC Notes II		5,486	6.90%	2/15/28	0.09%
7.50%, 2029 Brixmor LLC Notes		3,203	7.50%	7/30/29	0.06%
TOTAL FIXED RATE UNSECURED NOTES		3,218,453	3.81%		55.05%

TOTAL FIXED RATE DEBT		$5,636,048	3.86%		96.41%

VARIABLE RATE DEBT:
Unsecured variable rate debt
Term Loan Facility - Tranche A (Libor + 135 bps)		$210,000	2.41%	7/31/18	3.59%
TOTAL UNSECURED VARIABLE RATE DEBT		210,000	2.41%		3.59%

TOTAL VARIABLE RATE DEBT		$210,000	2.41%		3.59%

TOTAL DEBT OBLIGATIONS		$5,846,048	3.81%		100.00%

	Net unamortized premium	6,573
	Deferred financing costs	(32,673)
	DEBT OBLIGATIONS, NET	$5,819,948

(1) Beginning September 2, 2017 and continuing through January 30, 2020, the Company has the right to repay up to $97,000 of the principal debt balance without premium or penalty.
(2) Effective November 1, 2016, $300,000 of the Term Loan Facility - Tranche A is swapped from one-month Libor to a fixed rate of 0.8165% (plus a spread of 135bps) through July 31, 2018.
(3) Effective November 1, 2016, $200,000 of the Term Loan Facility - $600M is swapped from one-month Libor to a combined fixed rate of 0.818% (plus a spread of 140bps) through July 31, 2018, and the remaining $400,000 is swapped from one-month Libor to a fixed rate of 0.878% (plus a spread of 140bps) through March 18, 2019.

(4) Effective November 1, 2016, the Term Loan Facility - Tranche B is swapped from one-month Libor to a fixed rate of 1.113% (plus a spread of 135bps) through July 30, 2021.

Supplemental Disclosure - Three Months Ended June 30, 2017	Page 15

COVENANT DISCLOSURE
Unaudited, dollars in thousands

Unsecured OP Notes Covenant Disclosure
	Covenants	As of 6/30/17

I. Aggregate debt test	< 65%	51.2%
Total Debt		5,819,948
Total Assets		11,358,411

II. Secured debt test	< 40%	9.1%
Total Secured Debt		1,038,442
Total Assets		11,358,411

III. Unencumbered asset ratio	> 150%	188.6%
Total Unencumbered Assets		9,019,160
Unsecured Debt		4,781,506

IV. Debt service test	> 1.5x	3.9x
Consolidated EBITDA		886,882
Annual Debt Service Charge		226,383

For detailed descriptions of the unsecured OP notes covenant calculations and definitions of capitalized terms please refer to the Prospectus Supplements filed by the OP with the Securities and Exchange Commission on January 15, 2015, August 3, 2015, June 6, 2016, August 17, 2016, March 3, 2017 and June 5, 2017 and the
notes and indenture incorporated therein by reference.

Unsecured Credit Facility Covenant Disclosure
	Covenants	As of 6/30/17

I. Leverage ratio	< 60%	40.9%
Total Outstanding Indebtedness		5,846,048
Balance Sheet Cash		125,512
Total Asset Value		13,980,326

II. Secured leverage ratio	< 40%	6.4%
Total Secured Indebtedness		1,017,595
Balance Sheet Cash		125,512
Total Asset Value		13,980,326

III. Unsecured leverage ratio	< 60%	42.8%
Total Unsecured Indebtedness		4,828,453
Unrestricted Cash		57,346
Unencumbered Asset Value		11,138,399

IV. Fixed charge coverage ratio	> 1.5x	3.8x
Total Net Operating Income		942,160
Capital Expenditure Reserve		12,819
Fixed Charges		245,025

For detailed descriptions of the unsecured credit facility covenant calculations and definitions of capitalized terms please refer to the Amended Revolving Credit and Term Loan Agreement, dated as of July 25, 2016 filed as Exhibit 10.5 to Form 10-Q, filed with the Securities and Exchange Commission on July 25, 2016.

Supplemental Disclosure - Three Months Ended June 30, 2017	Page 16

INVESTMENT SUMMARY

Supplemental Disclosure Three Months Ended June 30, 2017

ACQUISITIONS
Dollars in thousands, except ABR PSF

Property Name	MSA	Purchase Date	Purchase Price	GLA / Acres	Percent Leased	ABR PSF	Major Tenants

Three Months Ended 3/31/17
Outparcel building adjacent to Annex of Arlington	Chicago-Naperville-Elgin, IL-IN-WI	2/9/17	$1,000	5,760	100.0%	$32.83	—
Outparcel adjacent to Northeast Plaza	Atlanta-Sandy Springs-Roswell, GA	2/28/17	1,500	2.11 acres	—	—	—
Arborland Center	Ann Arbor, MI	3/1/17	102,000	403,536	96.4%	16.18	Kroger, Nordstrom Rack, Marshalls, Ulta, DSW, Starbucks
			$104,500	409,296
				/ 2.11 acres

Three Months Ended 6/30/17
Building adjacent to Preston Park	Dallas-Fort Worth-Arlington, TX	4/28/17	$3,980	31,080	100.0%	$7.72	Infinite Bounds
Outparcel building adjacent to Cobblestone Village	Jacksonville, FL	5/11/17	1,300	4,403	100.0%	22.46	Black Molly Grill
Outparcel adjacent to Wynnewood Village	Dallas-Fort Worth-Arlington, TX	5/12/17	1,600	1.38 acres	—	—	—
			$6,880	35,483
				/ 1.38 acres

	TOTAL - SIX MONTHS ENDED 6/30/17		$111,380	444,779
				/ 3.49 acres

Supplemental Disclosure - Three Months Ended June 30, 2017	Page 18

DISPOSITIONS
Dollars in thousands, except ABR PSF

Property Name	MSA	Sale Date	Sale Price	GLA / Acres	Percent Leased	ABR PSF

Three Months Ended 3/31/17 (1)
Killingly Plaza	Worcester, MA-CT	2/27/17	$6,700	76,960	98.7%	$8.02
North Park	Macon, GA	3/31/17	17,200	216,795	98.8%	6.40
Perry Marketplace	Warner Robins, GA	3/31/17	11,565	179,973	78.4%	7.11
			$35,465	473,728

Three Months Ended 6/30/17
Walmart Supercenter at Liberty Plaza	Baltimore-Columbia-Towson, MD	5/17/17	28,525	160,908	100.0%	$10.63
Eustis Village	Orlando-Kissimmee-Sanford, FL	5/19/17	23,500	156,927	96.9%	11.47
Walmart at Market Centre	Elkhart-Goshen, IN	6/14/17	1,950	116,215	100.0%	3.66
Fitchburg Ridge Shopping Center	Madison, WI	6/21/17	5,750	50,555	83.6%	12.08
McKinley Plaza	Buffalo-Cheektowaga-Niagara Falls, NY	6/29/17	15,750	95,544	97.9%	15.13
			$75,475	580,149

	TOTAL - SIX MONTHS ENDED 6/30/17		$110,940	1,053,877

Supplemental Disclosure - Three Months Ended June 30, 2017	Page 19

ANCHOR SPACE REPOSITIONING SUMMARY
Dollars in thousands

Property Name	MSA	Description

IN PROCESS ANCHOR SPACE REPOSITIONINGS
1	Montebello Plaza	Los Angeles-Long Beach-Anaheim, CA	Remerchandise former 99 Cents Only Store with a 30K SF Kohl's (new small format prototype)
2	Hunter's Creek Plaza (1)	Orlando-Kissimmee-Sanford, FL	Remerchandise former LA Fitness and downsize Office Depot to accommodate a 30K SF Lucky’s Market
3	Barrett Place	Atlanta-Sandy Springs-Roswell, GA	Remerchandise former Sports Authority with a 42K SF ALDI
4	Commons of Chicago Ridge	Chicago-Naperville-Elgin, IL-IN-WI	Remerchandise former Office Depot with a 28K SF Ross Dress for Less
5	Columbus Center	Columbus, IN	Addition of a 9K SF ULTA adjacent to previously leased 7K SF Shoe Carnival to complete remerchandising of former MC Sports
6	Haymarket Square & Haymarket Mall	Des Moines-West Des Moines, IA	Relocate and expand Aspen Athletic Club to 25K SF and remerchandise former Aspen Athletic Club with a 23K SF Harbor Freight Tools
7	Jeffersontown Commons	Louisville/Jefferson County, KY-IN	Remerchandise former daycare and adjacent anchor vacancy with a 31K SF Savers
8	Stony Brook I & II	Louisville/Jefferson County, KY-IN	Reconfigure approximately 15K of small shop space to accommodate expansion of existing Kroger to 116K SF Kroger Marketplace
9	Hampton Village Centre	Detroit-Warren-Dearborn, MI	Construction of 16K SF to accommodate expansion of existing Emagine Theatre to 64K SF
10	Crossroads Centre	St. Louis, MO-IL	Remerchandise former Hobby Lobby with a 23K SF Ruler Foods (Kroger) and a 37K SF Sky Zone
11	Ellisville Square (1)	St. Louis, MO-IL	Remerchandise and expand former Sports Authority with a 15K SF Petco and an additional junior anchor
12	Bedford Grove (1)	Manchester-Nashua, NH	Remerchandise former Hannaford with a 21K SF Boston Interiors and an additional anchor tenant
13	Mamaroneck Centre	New York-Newark-Jersey City, NY-NJ-PA	Remerchandise former A&P with a 12K SF CVS and a 13K SF specialty grocer
14	Wallkill Plaza	New York-Newark-Jersey City, NY-NJ-PA	Combine underutilized small shop space to accommodate a 10K SF David's Bridal and relocation of existing Jenny Craig and Foeller's Mens Shop
15	Franklin Square (1)	Charlotte-Concord-Gastonia, NC-SC	Remerchandise former Michaels with a 10K SF Partners in Primary Care and additional small shop space
16	Southland Shopping Center	Cleveland-Elyria, OH	Combine former Petco (relocated within center) and adjacent underutilized small shop vacancies to accommodate a 28K SF Aspire Fitness
17	The Vineyards (1)	Cleveland-Elyria, OH	Remerchandise former Valu King with a 19K SF Powerhouse Gym, a 22K SF American Freight Furniture and an additional junior anchor
18	Whitehall Square (1)	Allentown-Bethlehem-Easton, PA-NJ	Remerchandise former Sports Authority with a 49K SF Gabriel Bros.
19	Cross Keys Commons	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Remerchandise former Party City with an 11K SF ULTA
20	The Commons at Wolfcreek	Memphis, TN-MS-AR	Remerchandise former Sports Authority with a 44K SF Dave & Busters and a 9K SF Skechers
21	Clear Lake Camino South	Houston-The Woodlands-Sugar Land, TX	Remerchandise former Hancock Fabrics and adjacent small shop spaces with a 22K SF ALDI

Number of Projects	Net Estimated Costs (2)	Gross Costs to Date	Expected NOI Yield (2)
Total In Process	21	$44,000	$10,950	12% - 14%

COMPLETED ANCHOR SPACE REPOSITIONINGS - SIX MONTHS ENDED 6/30/17
1	Pointe Orlando	Orlando-Kissimmee-Sanford, FL	Remerchandise ten small shop spaces with a 48K SF Main Event
2	Wilmington Island	Savannah, GA	Reconfigure junior anchor and small shop space to accommodate expansion of existing Kroger to 75K SF prototype and addition of Kroger fuel center
3	North Dixie Plaza (3)	Elizabethtown-Fort Knox, KY	Terminate dark Kmart and remerchandise with a 91K SF At Home (Garden Ridge)
4	Highridge Plaza (3)	New York-Newark-Jersey City, NY-NJ-PA	Remerchandise former A&P with a 42K SF H-Mart grocer
5	Ivyridge	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Remerchandise former A&P with a 47K SF Target
6	Northtown Plaza	Houston-The Woodlands-Sugar Land, TX	Combine former Anna's Linens and RadioShack for a 16K SF dd's Discounts (Ross Dress for Less)

Number of Projects	Net Project Costs (2)	NOI Yield (2)
Total Completed	6	$16,387	14%

(1) Indicates project added to in process pipeline during the three months ended June 30, 2017.
(2) Represents gross project costs less any project specific credits (lease termination income or other ancillary credits).
(3) Indicates project completed during the three months ended June 30, 2017.

The in process projects listed above are actively underway and reflect projects in which leases have been executed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, or that the net estimated costs or expected NOI yields will be the amounts shown. The net estimated costs and expected NOI yields are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016.

Supplemental Disclosure - Three Months Ended June 30, 2017	Page 20

OUTPARCEL DEVELOPMENT & NEW DEVELOPMENT SUMMARY
Dollars in thousands

OUTPARCEL DEVELOPMENTS:
IN PROCESS OUTPARCEL DEVELOPMENTS
					Net	Gross
				Stabilization	Estimated	Costs	Expected
	Property Name	MSA	Project Description	Quarter	Costs (1)	to Date	NOI Yield (1)

1	The Shoppes at Cinnaminson	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Construction of a 2K SF Chipotle outparcel	Sep-17	$1,200	$1,137	9%
2	The Centre at Navarro	Victoria, TX	Construction of an 18K SF Aldi outparcel	Sep-17	400	340	38%
3	The Shoppes at North Ridgeville	Cleveland-Elyria, OH	Construction of a 2K SF First Federal Bank outparcel	Dec-17	300	118	23%
4	Century Plaza Shopping Center	Miami-Fort Lauderdale-West Palm Beach, FL	Demolition of existing retail space, construction of a 13K SF CVS outparcel with drive-thru and site improvements	Jun-18	4,400	874	12%
5	Westchester Square (2)	Kansas City, MO-KS	Construction of a 2K SF Starbucks outparcel	Jun-18	1,100	139	10%
6	Springfield Place	New York-Newark-Jersey City, NY-NJ-PA	Construction of a 4K SF outparcel with a 2K SF Chipotle and additional small shop space	Dec-18	2,900	1,253	8%
	TOTAL IN PROCESS OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE				$10,300	$3,861	12%

COMPLETED OUTPARCEL DEVELOPMENTS - THREE MONTHS ENDED 6/30/17
						Net
				Stabilization		Project	NOI
	Property Name	MSA	Project Description	Quarter		Costs (1,3)	Yield (1,3)

1	Mira Mesa Mall	San Diego-Carlsbad, CA	Construction of a 3K SF Habit Burger Grill outparcel	Mar-17		$1,002	22%
2	Coastal Way - Coastal Landing	Tampa-St. Petersburg-Clearwater, FL	Construction of a 3K SF Visionworks, a 2K SF Chipotle and a 1K SF Jimmy John's outparcel	Mar-17		1,945	13%
3	Miracle Mile Shopping Plaza	Toledo, OH	Construction of a 7K SF DaVita Dialysis outparcel	Mar-17		1,159	16%
4	Galleria Commons (4)	Las Vegas-Henderson-Paradise, NV	Construction of a 3K SF Corner Bakery Cafe outparcel	Jun-17		531	26%
5	Pilgrim Gardens (4)	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Construction of a 2K SF Moe's Southwest Grill outparcel	Jun-17		376	26%
	TOTAL COMPLETED OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$5,013	18%

NEW DEVELOPMENTS:
IN PROCESS NEW DEVELOPMENTS
					Net	Gross
				Stabilization	Estimated	Costs	Expected
	Property Name	MSA	Project Description	Quarter	Costs (1)	to Date	NOI Yield (1)
1	The Shops at Riverhead	New York-Newark-Jersey City, NY-NJ-PA	Construction of a 42K SF Marshalls / HomeGoods combo store, a 20K SF HomeSense (TJX), an 18K SF PetSmart, an 18K SF Sierra Trading Post, a 10K SF ULTA, and a 12K SF multi-tenant retail building adjacent to an existing non-owned Costco	Mar-18	$37,800	$9,615	9%

(1) Represents gross project costs less any project specific credits (lease termination income or other ancillary credits).
(2) Indicates project added to in process pipeline during the three months ended June 30, 2017.
(3) Net project costs and NOI yields may vary from those previously stated due to final project reconciliations.
(4) Indicates project completed during the three months ended June 30, 2017.

The in process projects listed above are actively underway and reflect projects in which leases have been executed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, or that the net estimated costs or expected NOI yields will be the amounts shown or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016.

Supplemental Disclosure - Three Months Ended June 30, 2017	Page 21

REDEVELOPMENT SUMMARY
Dollars in thousands

						Net	Gross	Expected
				Property	Stabilization	Estimated	Costs	NOI
	Property Name	MSA	Project Description	Acreage	Quarter	Costs (1)	to Date	Yield (1)
IN PROCESS REDEVELOPMENTS

1	Rose Pavilion	San Francisco-Oakland-Hayward, CA	Redevelopment of recently acquired former CVS with a 29K SF Total Wine & More; redevelopment of existing retail space with a 13K SF Trader Joe’s; remerchandise former Toscana Furniture with an 8K SF Pet Supplies Plus, expansion of existing Fitness 19, and additional small shop space; and shopping center upgrades including façade upgrade, LED lighting, solar array installation, and common area enhancements	27	Dec-17	$17,400	$9,532	10%

2	Gateway Plaza - Vallejo	Vallejo-Fairfield, CA	Redevelopment of former CVS and adjacent 2.4 acres with a 16K SF DSW and a 10K SF ULTA replacing the former CVS, solar array installation, and construction of a 4K SF Panera Bread outparcel with drive-thru	53	Dec-17	8,800	7,454	9%

3	Preston Ridge	Dallas-Fort Worth-Arlington, TX	Remerchandise and expand former Gatti-Town Pizza with a 33K SF Nordstrom Rack, a 29K SF Saks OFF Fifth, and a 6K SF J Crew Mercantile; expand and reconfigure existing shop space for restaurant uses with patio areas; and add a new grass pavilion	131	Dec-17	16,200	9,008	10%

4	Park Shore Plaza	Naples-Immokalee-Marco Island, FL	Redevelopment and densification of center including replacing former Kmart and YouFit Health Club with a 60K SF Burlington Stores, a 27K SF Saks OFF Fifth, a 19K SF Party City, and an 8K SF Kirkland's; construction of additional small shop space including restaurant outparcels with potential for outdoor patio areas; and shopping center upgrades including façade renovations, new landscaping, and courtyard enhancements	22	Mar-18	23,900	17,307	11%

5	Green Acres	Saginaw, MI	Redevelopment of existing Kroger and underutilized adjacent spaces for a 106K SF Kroger Marketplace, a 2K SF T-Mobile, and 14K SF of additional retail space; reconfigure remaining small shop space; and shopping center upgrades including partial façade upgrade, LED lighting, and outdoor seating	28	Mar-18	5,000	548	10%

6	Erie Canal Centre	Syracuse, NY	Redevelopment of former Kmart and other vacant anchor space with a 50K SF Dick’s Sporting Goods, a 40K SF Burlington Stores, and a 26K SF Michaels; potential construction of 8K SF of small shop space and outparcel pad; and shopping center upgrades including façade renovations, LED lighting, parking realignment, new landscaping, pylon sign upgrade, and common area enhancements	11	Mar-18	15,800	9,120	8%

7	Ventura Downs	Orlando-Kissimmee-Sanford, FL	Redevelopment and rebranding of center including replacing a dark anchor with a 42K SF LA Fitness and remerchandising adjacent small shop space; and shopping center upgrades including façade renovations and LED lighting	11	Jun-18	6,600	239	8%

8	Sagamore Park Centre	Lafayette-West Lafayette, IN	Redevelopment and expansion of existing Pay Less (Kroger) with a 91K SF prototype by demolishing 11K SF of underutilized small shops; remerchandise additional small shop spaces with relevant retailers including a 3K SF Pet Valu, a 2K SF Nothing Bundt Cakes, and a 2K SF T-Mobile; and shopping center upgrades including façade renovations, LED lighting, new landscaping, and common area enhancements	14	Jun-18	2,300	616	11%

9	Maple Village	Ann Arbor, MI	Redevelopment of center including replacing former Kmart with a 34K SF Stein Mart, a 22K SF Sierra Trading Post, a 20K SF HomeGoods, and a 21K SF junior anchor; construction of a 34K SF LA Fitness, an outparcel retail building and a 4K SF endcap; and shopping center upgrades including façade renovations and common area enhancements	31	Jun-18	31,000	15,826	8%

10	Collegeville Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Addition of a 15K SF Kimberton Whole Foods organic grocer; construction of a new 4K SF outparcel; remerchandise 22K SF of underutilized space with retailers relevant to the surrounding community; and shopping center upgrades including façade renovations, LED lighting, new pylon signage, and new landscaping	14	Jun-18	5,500	572	12%

11	High Point Centre (2)	Chicago-Naperville-Elgin, IL-IN-WI	Redevelopment of 40K SF of retail space with a 34K SF LA Fitness and 2K SF of small shops; construction of a 5K SF outparcel; shopping center upgrades including partial façade renovations, LED lighting, parking lot upgrades, new sidewalks and landscaping	35	Jun-19	10,500	174	9%

12	Mira Mesa Mall - Phase I	San Diego-Carlsbad, CA
Remerchandise and expand former Kohl’s with a 32K SF Sprouts Farmers Market and a 20K SF BevMo!; construction of 30K SF of additional retail space; demolish existing outparcel to accommodate construction of a 6K SF multi-tenant retail building; addition of outdoor dining patios and gathering areas; shopping center upgrades including facade renovations, new landscaping, parking realignment, point of entry and pylon sign improvements; and sustainable features including solar array installation, LED lighting, smart irrigation and lighting control, wireless mesh network systems, and electric vehicle charging stations
				36	Dec-20	22,400	715	9%

	TOTAL IN PROCESS REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$165,400	$71,111	9%

(1) Represents gross project costs less any project specific credits (lease termination income or other ancillary credits).
(2) Indicates project added to in process pipeline during the three months ended June 30, 2017.

The in process projects listed above are actively underway and reflect projects in which leases have been executed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, or that the net estimated costs or expected NOI yields will be the amounts shown or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016.

Supplemental Disclosure - Three Months Ended June 30, 2017	Page 22

FUTURE REDEVELOPMENT OPPORTUNITIES

	Property Name	MSA	Project Description

MAJOR REDEVELOPMENTS
1	Springdale	Mobile, AL	Redevelopment of existing anchor space for multiple retailers, potential outparcel development
2	University Mall	Sacramento--Roseville--Arden-Arcade, CA	Extensive repositioning and reconfiguration with experiential retailers, densification of site, potential residential component
3	Mira Mesa Mall - Phase II	San Diego-Carlsbad, CA	Redevelopment of outparcels for multiple retailers and/or restaurants, potential construction of residential rental component, enhancement of common areas
4	Mall at 163rd Street	Miami-Fort Lauderdale-West Palm Beach, FL	Extensive redevelopment and repositioning of shopping center, densification of site, reconfiguration of existing retail space
5	Miami Gardens	Miami-Fort Lauderdale-West Palm Beach, FL	Redevelopment of existing anchor space for multiple retailers and/or entertainment users, potential outparcel development
6	Dolphin Village	Tampa-St. Petersburg-Clearwater, FL	Remerchandise with experiential retailers, addition of a new anchor prototype, reconfiguration of space for junior anchors, outparcel development
7	Northeast Plaza (1)	Atlanta-Sandy Springs-Roswell, GA	Extensive repositioning and reconfiguration, densification of site
8	Roosevelt Mall	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Extensive repositioning and reconfiguration, including vertical component, densification of site
9	Village at Newtown	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment and repositioning of shopping center, densification of site
10	Market Plaza	Dallas-Fort Worth-Arlington, TX	Extensive redevelopment and repositioning of shopping center, remerchandise with multiple retailers
11	Wynnewood Village	Dallas-Fort Worth-Arlington, TX	Redevelopment and reconfiguration of existing anchor and inline space, densification of site
12	Spring Mall	Milwaukee-Waukesha-West Allis, WI	Extensive redevelopment and reconfiguration of shopping center, potential outparcel development

MINOR REDEVELOPMENTS
1	Carmen Plaza	Oxnard-Thousand Oaks-Ventura, CA	Reconfiguration of obsolete space and repurpose for national retailers, enhancement of common areas, sustainability upgrades
2	Arapahoe Crossings	Denver-Aurora-Lakewood, CO	Reposition and repurpose shopping center, remerchandise with relevant and national retailers
3	Northgate Shopping Center	Deltona-Daytona Beach-Ormond Beach, FL	Redevelopment of existing anchor space for multiple retailers, potential outparcel development
4	Venetian Isle Shopping Ctr	Miami-Fort Lauderdale-West Palm Beach, FL	Redevelopment of existing anchor space for new anchor prototype, potential outparcel development
5	Freedom Square	Naples-Immokalee-Marco Island, FL	Redevelopment of existing anchor space for multiple retailers and/or entertainment users, potential outparcel development
6	Marco Town Center	Naples-Immokalee-Marco Island, FL	Remerchandise with experiential retailers, reconfiguration of common areas for community space
7	Beneva Village Shoppes	North Port-Sarasota-Bradenton, FL	Redevelopment of shopping center for new anchor prototype, address obsolete space, outparcel development, enhancement of common areas
8	Hunter's Creek Plaza	Orlando-Kissimmee-Sanford, FL	Reconfiguration of existing footprint for multiple retailers, potential outparcel development
9	Pointe Orlando	Orlando-Kissimmee-Sanford, FL	Redevelopment, densification and rebranding for multiple retailers and/or entertainment users
10	Clearwater Mall (1)	Tampa-St. Petersburg-Clearwater, FL	Redevelopment of existing anchor space and adjacent retail space for multiple retailers
11	Tinley Park Plaza	Chicago-Naperville-Elgin, IL-IN-WI	Reconfiguration of existing footprint for multiple retailers and/or entertainment users, outparcel development
12	Speedway Super Center	Indianapolis-Carmel-Anderson, IN	Rebranding of shopping center, including reconfiguration of existing footprint for multiple retailers, potential outparcel development
13	London Marketplace (1)	London, KY	Reposition and remerchandise existing anchor space for multiple retailers, potential outparcel development
14	Webster Square Shopping Center	Boston-Cambridge-Newton, MA-NH	Redevelopment of existing pad building for multiple retailers
15	Roseville Center	Minneapolis-St. Paul-Bloomington, MN-WI	Reconfigure and repurpose obsolete space, remerchandise with relevant and national retailers
16	Bedford Grove	Manchester-Nashua, NH	Redevelopment of existing anchor space for multiple retailers, potential outparcel development, enhancement of common areas
17	Collegetown Shopping Center (1)	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of existing anchor spaces for multiple retailers, potential outparcel development, enhancement of common areas
18	Marlton Crossing	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of existing oversized anchor space for multiple experiential retailers, densification of site
19	Hamilton Plaza	Trenton, NJ	Redevelopment of existing anchor space for multiple retailers, potential outparcel development
20	Dalewood I, II & III Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Remerchandise with national retailers, potential outparcel development, enhancement of common areas
21	Falcaro's Plaza	New York-Newark-Jersey City, NY-NJ-PA	Reorient and repurpose existing anchor space and additional building to leverage power corner location, densification of site
22	Mamaroneck Centre	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of existing pad building to accommodate multiple new retailers
23	Suffolk Plaza (1)	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of existing anchor space for multiple retailers, enhancement of common areas
24	Park Hills Plaza	Altoona, PA	Reconfigure and remerchandise obsolete space, potential outparcel development
25	Whitemarsh Shopping Center (1)	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Densification of site, including outparcel development
26	Dickson City Crossings (1)	Scranton--Wilkes-Barre--Hazleton, PA	Reconfigure and remerchandise existing anchor spaces and adjacent retail space for multiple retailers, enhancement of common areas
27	The Commons at Wolfcreek	Memphis, TN-MS-AR	Redevelopment of existing anchor space for multiple retailers, potential outparcel development
28	Preston Park Village	Dallas-Fort Worth-Arlington, TX	Repurpose, assemble and reposition for national retail merchandise mix, densification of site, enhancement of common areas
29	Braes Heights (1)	Houston-The Woodlands-Sugar Land, TX	Rebrand shopping center and remerchandise with relevant retailers, enhancement of common areas

Supplemental Disclosure - Three Months Ended June 30, 2017	Page 23

30	Jester Village	Houston-The Woodlands-Sugar Land, TX	Redevelopment of existing anchor space for multiple retailers, densification of site, enhancement of common areas
31	Texas City Bay	Houston-The Woodlands-Sugar Land, TX	Redevelopment of existing anchor space for multiple retailers, densification of site
32	The Centre at Navarro	Victoria, TX	Redevelopment of existing anchor space for multiple retailers, densification of site, enhancement of common areas
33	Hanover Square	Richmond, VA	Redevelopment of existing anchor space, outparcel development including multi-tenant retail building

(1) Indicates project added to pipeline during the three months ended June 30, 2017.

The Company has identified potential future reinvestment opportunities at the properties listed above. Many of these opportunities are, or will soon be, in preliminary planning phases and as such, may not ultimately become active reinvestments. Proceeding with these reinvestments could be subject to factors outside of the Company’s control which could delay, suspend or defer the expected opportunity or timing of execution. While the Company expects that these projects are likely to become active in the near-term, it should be noted that this list will fluctuate as projects become active, suspended or otherwise rescheduled. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016.

Supplemental Disclosure - Three Months Ended June 30, 2017	Page 24

PORTFOLIO SUMMARY

Supplemental Disclosure Three Months Ended June 30, 2017

Includes unconsolidated joint venture, Montecito Marketplace, at 100%.
Individual values herein may not add up to totals due to rounding.

PORTFOLIO OVERVIEW
Dollars in thousands, except per square foot amounts

		As of:
		6/30/17	3/31/17	12/31/16	9/30/16	6/30/16

Number of properties		507	510	512	514	516
GLA		85,460,362	85,961,594	86,006,794	86,295,214	86,446,148
Percent billed		89.9%	90.4%	90.7%	90.6%	90.6%
Percent leased		92.0%	92.5%	92.8%	92.6%	92.8%
TOTAL ≥ 10,000 SF		95.0%	95.8%	96.1%	95.8%	96.4%
TOTAL < 10,000 SF		85.0%	84.8%	85.1%	85.0%	84.2%
ABR		$959,800	$965,273	$959,983	$953,696	$952,653
ABR PSF		$13.21	$13.12	$12.99	$12.90	$12.85

PORTFOLIO BY UNIT SIZE AS OF 6/30/17
	Number of Units	GLA	Percent Billed	Percent Leased	Percent of Vacant GLA	ABR	ABR PSF
≥ 35,000 SF	571	35,165,153	95.4%	96.6%	17.7%	$272,077	$9.36
20,000 – 34,999 SF	558	14,685,751	90.7%	94.2%	12.6%	138,006	10.12
10,000 - 19,999 SF	747	10,190,577	89.2%	90.9%	13.6%	118,047	13.06
5,000 - 9,999 SF	1,364	9,399,765	83.5%	86.2%	19.1%	129,165	16.63
< 5,000 SF	7,687	16,019,116	81.6%	84.3%	37.0%	302,505	23.02
TOTAL	10,927	85,460,362	89.9%	92.0%	100.0%	$959,800	$13.21

TOTAL ≥ 10,000 SF	1,876	60,041,481	93.2%	95.0%	43.9%	$528,130	$10.21
TOTAL < 10,000 SF	9,051	25,418,881	82.3%	85.0%	56.1%	431,670	20.65

Supplemental Disclosure - Three Months Ended June 30, 2017	Page 26

TOP FORTY RETAILERS RANKED BY ABR
Dollars in thousands, except per square foot amounts
	Retailer	Owned Leases	Leased GLA	Percent of Total Portfolio GLA	Leased ABR	Percent of Portfolio Leased ABR	ABR PSF
1	The Kroger Co. (1)	68	4,453,709	5.2%	$31,108	3.2%	$6.98
2	The TJX Companies, Inc. (2)	92	2,871,330	3.4%	30,581	3.2%	10.65
3	Dollar Tree Stores, Inc. (3)	166	1,868,742	2.2%	18,842	2.0%	10.08
4	Publix Super Markets, Inc.	38	1,758,320	2.1%	16,663	1.7%	9.48
5	Ahold Delhaize (4)	29	1,536,505	1.8%	16,140	1.7%	10.50
6	Wal-Mart Stores, Inc. (5)	26	3,214,024	3.8%	14,350	1.5%	4.46
7	Albertsons Companies, Inc. (6)	22	1,259,799	1.5%	13,527	1.4%	10.74
8	Burlington Stores, Inc.	22	1,532,515	1.8%	12,290	1.3%	8.02
9	Ross Stores, Inc. (7)	32	888,036	1.0%	9,930	1.0%	11.18
10	Bed Bath & Beyond Inc. (8)	30	751,350	0.9%	9,756	1.0%	12.98
	TOP 10 RETAILERS	525	20,134,330	23.7%	173,187	18.0%	8.60

11	Big Lots, Inc.	46	1,527,517	1.8%	9,574	1.0%	6.27
12	PetSmart, Inc. (9)	30	652,714	0.8%	9,464	1.0%	14.50
13	Best Buy Co., Inc.	15	613,462	0.7%	8,262	0.9%	13.47
14	PETCO Animal Supplies, Inc. (10)	36	479,442	0.6%	8,131	0.8%	16.96
15	L.A. Fitness International, LLC	12	509,120	0.6%	8,065	0.8%	15.84
16	Sears Holdings Corporation (11)	19	1,835,386	2.1%	7,943	0.8%	4.33
17	Office Depot, Inc. (12)	32	700,208	0.8%	7,703	0.8%	11.00
18	DICK'S Sporting Goods, Inc. (13)	14	539,639	0.6%	7,430	0.8%	13.77
19	Party City Corporation	33	480,038	0.6%	7,064	0.7%	14.72
20	Staples, Inc.	27	562,443	0.7%	6,968	0.7%	12.39
	TOP 20 RETAILERS	789	28,034,299	33.0%	253,791	26.3%	9.05

21	Kohl's Corporation	11	907,322	1.1%	6,743	0.7%	7.43
22	Michaels Stores, Inc.	26	580,279	0.7%	6,516	0.7%	11.23
23	Hobby Lobby Stores, Inc.	16	973,217	1.1%	6,485	0.7%	6.66
24	Ascena Retail Group, Inc. (14)	55	339,275	0.4%	6,365	0.7%	18.76
25	Mattress Firm, Inc.	47	277,184	0.3%	6,182	0.6%	22.30
26	The Home Depot, Inc.	8	799,388	0.9%	5,755	0.6%	7.20
27	Ulta Beauty Inc. (15)	23	260,823	0.3%	5,489	0.6%	21.04
28	H.E. Butt Grocery Company (16)	7	419,204	0.5%	5,419	0.6%	12.93
29	Southeastern Grocers (17)	14	653,809	0.8%	4,920	0.5%	7.53
30	CVS Health	22	300,635	0.4%	4,863	0.5%	16.18
31	Sally Beauty Holdings, Inc. (18)	120	210,000	0.2%	4,590	0.5%	21.86
32	Giant Eagle, Inc.	6	460,120	0.5%	4,460	0.5%	9.69
33	Toys"R"Us, Inc. (19)	12	459,117	0.5%	4,424	0.5%	9.64
34	Jo-Ann Stores, Inc.	23	422,396	0.5%	4,418	0.5%	10.46
35	DSW Inc.	14	268,691	0.3%	4,383	0.5%	16.31
36	Walgreen Co.	18	260,314	0.3%	4,358	0.5%	16.74
37	Rainbow Shops	41	312,806	0.4%	4,155	0.4%	13.28
38	Stein Mart, Inc.	13	459,393	0.5%	4,028	0.4%	8.77
39	Barnes & Noble, Inc.	10	224,673	0.3%	4,002	0.4%	17.81
40	Gap, Inc. (20)	16	253,662	0.3%	3,970	0.4%	15.65
	TOTAL TOP 40 RETAILERS	1,291	36,876,607	43.3%	$355,316	37.1%	$9.64

(1) Includes Kroger-52, Harris Teeter-3, King Soopers-3, Ralphs-2, Smith's-2,		(6) Includes Vons-4, Albertsons-3, Acme-3, Randalls-3, Tom Thumb-2,				(13) Includes DICK'S Sporting Goods-9 and Golf Galaxy-5.
Pick ' N Save-2, Dillons-1, Food 4 Less-1, Ruler Foods-1 and Pay Less-1.		Dominick's-2, Shaw's-2, Jewel-Osco-1, Shop & Save Market-1 and Star Market-1.				(14) Includes dressbarn-22, Catherines-11, Justice-7,
(2) Includes T.J. Maxx-46, Marshalls-35, HomeGoods-10 and Sierra Trading Post-1.		(7) Includes Ross Dress for Less-30 and dd's Discounts-2.				Lane Bryant-7, maurices-7 and Ann Taylor-1.
Excludes three leases at development property.		(8) Includes Bed Bath & Beyond-16, Harmon Face Values-6, Christmas Tree Shops-4,				(15) Excludes ULTA at development property.
(3) Includes Dollar Tree-130, Family Dollar-35 and Dollar Stop-1.		Cost Plus World Market-2 and buybuy BABY-2.				(16) Includes H-E-B-6 and Central Market-1.
(4) Includes Giant Food-9, Food Lion-7, Super Stop & Shop-7, Bottom Dollar Food-1,		(9) Excludes PetSmart at development property.				(17) Includes Winn-Dixie-7, BI-LO-3, Harveys-3 and Fresco y Más-1.
Hannaford-1, Martin's Food Markets-1, ShopRite-1, Stop & Shop-1 and Tops-1.		(10) Includes PETCO-35 and Unleashed-1.				(18) Includes Sally Beauty-111 and Cosmoprof-9.
(5) Includes Supercenters-13, Discount Stores-7, Walmart Neighborhood		(11) Includes Kmart-16, Sears-2 and Sears Essentials-1.				(19) Includes Babies"R"Us-7 and Toys"R"Us-5.
Market-5 and Sam's Club-1.		(12) Includes Office Depot-17 and OfficeMax-15.				(20) Includes Old Navy-12, GAP Factory-3 and Banana Republic Factory-1.

Supplemental Disclosure - Three Months Ended June 30, 2017	Page 27

NEW & RENEWAL LEASE SUMMARY
Dollars in thousands, except per square foot amounts
					Tenant Improvements and Allowances PSF (1)	Third Party Leasing Commissions PSF	Weighted Average Lease Term (years)	Comparable Only
	Leases	GLA	New ABR	New ABR PSF				Leases	GLA	New ABR PSF	Old ABR PSF	Rent Spread
	TOTAL - NEW, RENEWAL & OPTION LEASES
Three months ended 6/30/17	511	2,896,416	$42,514	$14.68	$6.78	$1.11	6.2	416	2,407,695	$14.56	$12.81	13.7%
Three months ended 3/31/17	436	2,664,063	38,544	14.47	8.13	1.14	6.2	347	2,232,859	14.59	12.87	13.4%
Three months ended 12/31/16	453	2,974,137	39,687	13.34	6.47	0.98	6.5	379	2,512,974	13.87	12.11	14.5%
Three months ended 9/30/16	513	3,548,517	41,899	11.81	5.02	0.79	5.5	390	2,981,503	11.38	10.26	10.9%
TOTAL - TTM	1,913	12,083,133	$162,644	$13.46	$6.48	$0.99	6.1	1,532	10,135,031	$13.46	$11.90	13.1%

	NEW & RENEWAL LEASES ONLY
Three months ended 6/30/17	437	1,870,289	$31,133	$16.65	$10.50	$1.72	7.0	342	1,381,568	$17.13	$14.66	16.8%
Three months ended 3/31/17	363	1,851,999	28,038	15.14	11.68	1.64	6.8	274	1,420,795	15.54	13.35	16.4%
Three months ended 12/31/16	376	1,989,990	28,856	14.50	9.64	1.46	7.1	302	1,528,827	15.72	13.20	19.1%
Three months ended 9/30/16	420	2,042,244	27,362	13.40	8.72	1.38	5.9	297	1,475,230	13.14	11.46	14.7%
TOTAL - TTM	1,596	7,754,522	$115,389	$14.88	$10.09	$1.55	6.7	1,215	5,806,420	$15.35	$13.14	16.8%

NEW LEASES
Three months ended 6/30/17	162	795,344	$13,129	$16.51	$21.48	$3.91	9.0	71	329,323	$18.02	$13.24	36.1%
Three months ended 3/31/17	152	803,958	11,640	14.48	23.78	3.61	8.6	65	442,418	14.59	10.67	36.7%
Three months ended 12/31/16	128	805,490	11,303	14.03	16.89	3.56	9.6	60	453,301	15.92	11.43	39.3%
Three months ended 9/30/16	191	834,401	12,955	15.53	20.83	3.37	8.4	68	267,387	18.59	14.73	26.2%
TOTAL - TTM	633	3,239,193	$49,027	$15.14	$20.74	$3.61	8.9	264	1,492,429	$16.47	$12.20	35.0%

RENEWAL LEASES
Three months ended 6/30/17	275	1,074,945	$18,004	$16.75	$2.38	$0.10	5.4	271	1,052,245	$16.85	$15.11	11.5%
Three months ended 3/31/17	211	1,048,041	16,398	15.65	2.39	0.14	5.4	209	978,377	15.97	14.57	9.6%
Three months ended 12/31/16	248	1,184,500	17,553	14.82	4.71	0.03	5.5	242	1,075,526	15.64	13.94	12.2%
Three months ended 9/30/16	229	1,207,843	14,407	11.93	0.35	—	4.1	229	1,207,843	11.93	10.73	11.2%
TOTAL - TTM	963	4,515,329	$66,362	$14.70	$2.45	$0.06	5.1	951	4,313,991	$14.97	$13.47	11.1%

OPTION LEASES
Three months ended 6/30/17	74	1,026,127	$11,381	$11.09	$—	$—	4.7	74	1,026,127	$11.09	$10.31	7.6%
Three months ended 3/31/17	73	812,064	10,506	12.94	0.04	—	5.0	73	812,064	12.94	12.02	7.7%
Three months ended 12/31/16	77	984,147	10,831	11.01	0.05	—	5.1	77	984,147	11.01	10.41	5.8%
Three months ended 9/30/16	93	1,506,273	14,537	9.65	—	—	5.0	93	1,506,273	9.65	9.09	6.2%
TOTAL - TTM	317	4,328,611	$47,255	$10.92	$0.02	$—	4.9	317	4,328,611	$10.92	$10.23	6.7%

LEASES BY ANCHOR AND SMALL SHOP
		Three Months Ended 6/30/17						TTM Ended 6/30/17
		% of Leases	% of GLA	% of ABR	New ABR PSF	Rent Spread (2)		% of Leases	% of GLA	% of ABR	New ABR PSF	Rent Spread (2)
Anchor Leases (≥ 10,000 SF)
	Total - New, Renewal & Option Leases	14%	64%	46%	$10.68	13.9%		14%	64%	46%	$9.64	13.3%
New & Renewal Leases Only		10%	51%	38%	12.24	21.3%		9%	53%	38%	10.51	21.7%
New Leases		12%	57%	44%	12.66	53.4%		11%	55%	44%	12.13	50.4%
Renewal Leases		8%	47%	34%	11.88	12.5%		8%	52%	33%	9.27	9.6%
Option Leases		36%	86%	70%	8.98	7.0%		35%	83%	66%	8.64	5.6%
Small Shop Leases (< 10,000 SF)
	Total - New, Renewal & Option Leases	86%	36%	54%	$21.68	13.5%		86%	36%	54%	$20.28	13.0%
New & Renewal Leases Only		90%	49%	62%	21.30	14.5%		91%	47%	62%	19.88	14.3%
New Leases		88%	43%	56%	21.60	27.3%		89%	45%	56%	18.84	23.4%
Renewal Leases		92%	53%	66%	21.12	11.0%		92%	48%	67%	20.57	11.9%
Option Leases		64%	14%	30%	24.12	8.7%		65%	17%	34%	22.27	8.7%

(1) Excludes landlord work.
(2) Comparable leases only.
Includes development properties. Excludes leases executed for terms of less than one year.
ABR PSF includes the GLA of lessee owned leasehold improvements.

Supplemental Disclosure - Three Months Ended June 30, 2017	Page 28

NEW LEASE NET EFFECTIVE RENT

	Twelve Months Ended	Three Months Ended
	6/30/17	6/30/17	3/31/17	12/31/16	9/30/16
NEW LEASES
Weighted average over lease term:
Base rent	$16.06	$17.46	$15.35	$14.81	$16.62
Tenant improvements and allowances	(2.23)	(2.29)	(2.46)	(1.78)	(2.39)
Tenant specific landlord work	(0.44)	(0.78)	(0.42)	(0.34)	(0.25)
Third party leasing commissions	(0.40)	(0.43)	(0.40)	(0.37)	(0.39)
EQUIVALENT NET EFFECTIVE RENT	$12.99	$13.96	$12.07	$12.32	$13.59
Net effective rent / base rent	81%	80%	79%	83%	82%
Weighted average term (years)	8.9	9.0	8.6	9.6	8.4

PERCENT OF TOTAL EQUIVALENT NET EFFECTIVE RENT BY ANCHOR AND SMALL SHOP
≥ 10,000 SF	42%	41%	49%	50%	31%
< 10,000 SF	58%	59%	51%	50%	69%

Includes development properties.
ABR PSF includes the GLA of lessee owned leasehold improvements.

Supplemental Disclosure - Three Months Ended June 30, 2017	Page 29

LEASE EXPIRATION SCHEDULE

ASSUMES NO EXERCISE OF RENEWAL OPTIONS

	TOTAL PORTFOLIO						SPACES > 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration
M-M	399	1,042,457	1.3%	1.5%	$14.19	$14.22	12	224,885	0.4%	0.4%	$9.32	$9.32	387	817,572	3.8%	2.9%	$15.53	$15.57
2017	561	2,757,239	3.5%	3.5%	12.20	12.20	42	1,520,231	2.7%	2.1%	7.12	7.12	519	1,237,008	5.7%	5.3%	18.45	18.45
2018	1,590	9,328,392	11.9%	12.3%	12.70	12.70	193	5,667,046	9.9%	9.2%	8.58	8.52	1,397	3,661,346	16.9%	16.2%	19.08	19.17
2019	1,493	10,940,321	13.9%	13.3%	11.71	11.83	222	7,485,843	13.1%	12.0%	8.50	8.53	1,271	3,454,478	16.0%	14.9%	18.67	18.99
2020	1,395	11,715,481	14.9%	14.0%	11.48	11.71	254	8,674,261	15.2%	13.8%	8.43	8.51	1,141	3,041,220	14.1%	14.2%	20.18	20.84
2021	1,177	10,350,222	13.2%	12.8%	11.89	12.17	225	7,633,854	13.4%	12.9%	8.92	8.97	952	2,716,368	12.6%	12.7%	20.25	21.17
2022	975	9,225,984	11.7%	11.6%	12.07	12.66	220	6,978,432	12.2%	12.2%	9.24	9.45	755	2,247,552	10.4%	10.8%	20.83	22.63
2023	350	4,072,682	5.2%	5.0%	11.67	12.57	115	3,206,262	5.6%	5.7%	9.36	9.92	235	866,420	4.0%	4.1%	20.21	22.35
2024	337	3,900,480	5.0%	4.8%	11.81	12.87	91	3,038,012	5.3%	5.3%	9.18	9.79	246	862,468	4.0%	4.2%	21.06	23.72
2025	278	3,295,226	4.2%	4.6%	13.31	14.42	89	2,587,337	4.5%	5.4%	11.04	11.67	189	707,889	3.3%	3.5%	21.61	24.46
2026	310	3,209,712	4.1%	4.8%	14.49	15.68	85	2,408,491	4.2%	5.2%	11.47	11.92	225	801,221	3.7%	4.4%	23.57	26.99
2027+	537	8,817,921	11.2%	11.7%	12.69	14.63	199	7,630,006	13.4%	15.7%	10.90	12.33	338	1,187,915	5.5%	6.7%	24.20	29.44

ASSUMES EXERCISE OF ALL RENEWAL OPTIONS (1)

	TOTAL PORTFOLIO						SPACES > 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of		Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration
M-M	399	1,042,457	1.3%	1.5%	$14.19	$14.20	12	224,885	0.4%	0.4%	$9.32	$9.32	387	817,572	3.8%	2.9%	$15.53	$15.54
2017	434	1,293,367	1.6%	2.1%	15.50	15.50	19	337,568	0.6%	0.6%	9.08	9.08	415	955,799	4.4%	3.9%	17.77	17.77
2018	1,044	3,567,115	4.5%	5.6%	15.05	15.01	59	1,311,782	2.3%	2.0%	8.25	7.98	985	2,255,333	10.4%	9.9%	19.01	19.11
2019	881	3,224,016	4.1%	4.9%	14.59	14.89	50	1,224,010	2.1%	1.9%	8.36	8.49	831	2,000,006	9.3%	8.5%	18.40	18.81
2020	863	3,514,096	4.5%	5.4%	14.61	15.23	54	1,556,597	2.7%	2.4%	7.98	8.36	809	1,957,499	9.1%	9.0%	19.89	20.70
2021	759	2,684,848	3.4%	4.7%	16.77	17.62	41	917,322	1.6%	1.7%	9.78	10.00	718	1,767,526	8.2%	8.4%	20.40	21.58
2022	644	2,429,401	3.1%	4.2%	16.46	17.92	43	854,547	1.5%	1.6%	9.95	10.69	601	1,574,854	7.3%	7.3%	19.99	21.84
2023	440	2,193,384	2.8%	3.5%	15.13	15.78	50	1,007,514	1.8%	1.8%	9.33	9.62	390	1,185,870	5.5%	5.5%	20.06	21.01
2024	434	2,738,768	3.5%	3.5%	12.30	12.95	51	1,617,706	2.8%	2.2%	7.28	7.47	383	1,121,062	5.2%	5.1%	19.54	20.85
2025	338	2,423,265	3.1%	3.2%	12.76	13.39	63	1,625,435	2.8%	2.8%	8.98	9.23	275	797,830	3.7%	3.8%	20.47	21.85
2026	338	2,260,658	2.9%	3.3%	14.13	15.22	47	1,281,733	2.2%	2.1%	8.85	9.27	291	978,925	4.5%	4.8%	21.04	23.03
2027+	2,828	51,284,742	65.2%	58.2%	10.88	11.82	1,258	45,095,561	79.0%	80.5%	9.42	10.11	1,570	6,189,181	28.7%	30.9%	21.53	24.27

(1) ABR for leases whose future option rent is based on fair market value or CPI is reported as the ABR for the last year of the current lease term.
ABR PSF includes the GLA of lessee owned leasehold improvements.

LEASE RETENTION RATE
				By Count	By GLA
Twelve Months Ended 6/30/17				80.6%	86.1%

Supplemental Disclosure - Three Months Ended June 30, 2017	Page 30

PROPERTIES BY LARGEST US MSAs
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	Largest US MSAs by 2016 Population	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	New York-Newark-Jersey City, NY-NJ-PA	30	3,640,545	90.7%	91.7%	$64,977	$19.64	5.9%	4.3%	6.8%
2	Los Angeles-Long Beach-Anaheim, CA	9	1,684,984	95.1%	97.5%	29,473	19.72	1.8%	2.0%	3.1%
3	Chicago-Naperville-Elgin, IL-IN-WI	16	4,027,053	83.1%	85.8%	44,370	13.52	3.2%	4.7%	4.6%
4	Dallas-Fort Worth-Arlington, TX	16	3,119,970	89.2%	91.0%	43,484	15.49	3.2%	3.7%	4.5%
5	Houston-The Woodlands-Sugar Land, TX	36	4,528,585	89.6%	90.9%	47,214	12.00	7.1%	5.3%	4.9%
6	Washington-Arlington-Alexandria, DC-VA-MD-WV	3	451,260	96.5%	98.6%	4,928	11.08	0.6%	0.5%	0.5%
7	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	27	4,276,965	93.2%	95.3%	56,869	15.91	5.3%	5.0%	5.9%
8	Miami-Fort Lauderdale-West Palm Beach, FL	9	1,489,439	86.5%	88.5%	17,925	14.18	1.8%	1.7%	1.9%
9	Atlanta-Sandy Springs-Roswell, GA	25	3,666,065	90.5%	93.0%	37,029	11.17	4.9%	4.3%	3.9%
10	Boston-Cambridge-Newton, MA-NH	6	707,909	88.8%	96.9%	8,573	12.56	1.2%	0.8%	0.9%
	Top 10 Largest US MSAs by Population	177	27,592,775	89.7%	91.8%	354,842	14.72	35.0%	32.3%	37.0%

11	San Francisco-Oakland-Hayward, CA	2	506,576	88.1%	97.2%	9,862	24.90	0.4%	0.6%	1.0%
12	Phoenix-Mesa-Scottsdale, AZ	1	119,525	70.3%	83.1%	1,261	12.70	0.2%	0.1%	0.1%
13	Riverside-San Bernardino-Ontario, CA	4	537,088	95.9%	97.3%	7,259	15.50	0.8%	0.6%	0.8%
14	Detroit-Warren-Dearborn, MI	9	1,616,581	83.1%	85.7%	16,047	12.55	1.8%	1.9%	1.7%
15	Seattle-Tacoma-Bellevue, WA	0	—	—	—	—	—	—	—	—
16	Minneapolis-St. Paul-Bloomington, MN-WI	8	1,179,651	90.0%	90.0%	13,241	13.29	1.6%	1.4%	1.4%
17	San Diego-Carlsbad, CA	3	633,896	85.6%	96.0%	12,593	21.24	0.6%	0.7%	1.3%
18	Tampa-St. Petersburg-Clearwater, FL	15	2,406,080	91.2%	91.7%	28,177	13.88	3.0%	2.8%	2.9%
19	Denver-Aurora-Lakewood, CO	5	1,191,743	82.1%	88.4%	14,142	13.51	1.0%	1.4%	1.5%
20	St. Louis, MO-IL	4	660,746	85.2%	87.5%	5,233	9.15	0.8%	0.8%	0.5%
	Top 20 Largest US MSAs by Population	228	36,444,661	89.1%	91.5%	462,657	14.65	45.2%	42.6%	48.2%

21	Baltimore-Columbia-Towson, MD	1	57,954	100.0%	100.0%	951	16.41	0.2%	0.1%	0.1%
22	Charlotte-Concord-Gastonia, NC-SC	6	1,713,070	87.5%	92.1%	14,618	10.13	1.2%	2.0%	1.5%
23	Orlando-Kissimmee-Sanford, FL	5	808,229	94.0%	94.4%	14,356	19.12	1.0%	0.9%	1.5%
24	San Antonio-New Braunfels, TX	0	—	—	—	—	—	—	—	—
25	Portland-Vancouver-Hillsboro, OR-WA	0	—	—	—	—	—	—	—	—
26	Pittsburgh, PA	1	199,079	100.0%	100.0%	1,932	10.76	0.2%	0.2%	0.2%
27	Sacramento--Roseville--Arden-Arcade, CA	1	103,695	93.5%	94.7%	1,929	19.65	0.2%	0.1%	0.2%
28	Cincinnati, OH-KY-IN	7	1,930,720	93.5%	95.2%	21,093	14.50	1.4%	2.3%	2.2%
29	Las Vegas-Henderson-Paradise, NV	3	613,061	94.9%	94.9%	8,389	16.35	0.6%	0.7%	0.9%
30	Kansas City, MO-KS	4	601,926	88.4%	89.0%	4,334	8.24	0.8%	0.7%	0.5%
31	Austin-Round Rock, TX	1	169,552	83.0%	100.0%	1,829	10.79	0.2%	0.2%	0.2%
32	Cleveland-Elyria, OH	6	1,226,488	94.5%	94.9%	12,686	10.93	1.2%	1.4%	1.3%
33	Columbus, OH	4	449,488	85.8%	87.2%	3,860	10.36	0.8%	0.5%	0.4%
34	Indianapolis-Carmel-Anderson, IN	4	875,968	81.2%	87.3%	6,909	9.07	0.8%	1.0%	0.7%
35	San Jose-Sunnyvale-Santa Clara, CA	0	—	—	—	—	—	—	—	—
36	Nashville-Davidson--Murfreesboro--Franklin, TN	7	1,279,571	94.1%	94.7%	13,357	11.08	1.4%	1.5%	1.4%
37	Virginia Beach-Norfolk-Newport News, VA-NC	2	205,245	97.1%	100.0%	3,416	16.76	0.4%	0.2%	0.4%
38	Providence-Warwick, RI-MA	1	148,126	80.8%	83.8%	1,345	10.83	0.2%	0.2%	0.1%
39	Milwaukee-Waukesha-West Allis, WI	4	710,327	89.8%	90.1%	6,523	10.19	0.8%	0.8%	0.7%
40	Jacksonville, FL	5	834,493	82.5%	83.3%	8,202	12.33	1.0%	1.0%	0.9%
41	Oklahoma City, OK	0	—	—	—	—	—	—	—	—
42	Memphis, TN-MS-AR	1	659,193	78.5%	86.4%	8,647	15.84	0.2%	0.8%	0.9%

Supplemental Disclosure - Three Months Ended June 30, 2017	Page 31

PROPERTIES BY LARGEST US MSAs
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	Largest US MSAs by 2016 Population	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
43	Raleigh, NC	2	291,027	71.8%	92.2%	3,603	13.55	0.4%	0.3%	0.4%
44	Louisville/Jefferson County, KY-IN	4	707,728	96.1%	96.1%	7,130	10.77	0.8%	0.8%	0.7%
45	Richmond, VA	2	215,897	71.5%	96.8%	2,943	14.08	0.4%	0.3%	0.3%
46	New Orleans-Metairie, LA	0	—	—	—	—	—	—	—	—
47	Hartford-West Hartford-East Hartford, CT	4	896,011	94.0%	95.0%	11,971	16.76	0.8%	1.0%	1.2%
48	Salt Lake City, UT	0	—	—	—	—	—	—	—	—
49	Birmingham-Hoover, AL	0	—	—	—	—	—	—	—	—
50	Buffalo-Cheektowaga-Niagara Falls, NY	0	—	—	—	—	—	—	—	—
	Top 50 Largest US MSAs by Population	303	51,141,509	89.3%	91.8%	622,680	14.05	59.8%	59.8%	64.9%

	MSAs Ranked 51 - 100 by Population	66	11,734,940	90.1%	92.0%	120,125	12.31	13.0%	13.7%	12.5%

	Other MSAs	138	22,583,913	91.4%	92.7%	216,995	11.68	27.2%	26.4%	22.6%

TOTAL		507	85,460,362	89.9%	92.0%	$959,800	$13.21	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended June 30, 2017	Page 32

LARGEST MSAs BY ABR
Dollars in thousands, except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	New York-Newark-Jersey City, NY-NJ-PA	1	30	3,640,545	90.7%	91.7%	$64,977	$19.64	5.9%	4.3%	6.8%
2	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	7	27	4,276,965	93.2%	95.3%	56,869	15.91	5.3%	5.0%	5.9%
3	Houston-The Woodlands-Sugar Land, TX	5	36	4,528,585	89.6%	90.9%	47,214	12.00	7.1%	5.3%	4.9%
4	Chicago-Naperville-Elgin, IL-IN-WI	3	16	4,027,053	83.1%	85.8%	44,370	13.52	3.2%	4.7%	4.6%
5	Dallas-Fort Worth-Arlington, TX	4	16	3,119,970	89.2%	91.0%	43,484	15.49	3.2%	3.7%	4.5%
6	Atlanta-Sandy Springs-Roswell, GA	9	25	3,666,065	90.5%	93.0%	37,029	11.17	4.9%	4.3%	3.9%
7	Los Angeles-Long Beach-Anaheim, CA	2	9	1,684,984	95.1%	97.5%	29,473	19.72	1.8%	2.0%	3.1%
8	Tampa-St. Petersburg-Clearwater, FL	18	15	2,406,080	91.2%	91.7%	28,177	13.88	3.0%	2.8%	2.9%
9	Cincinnati, OH-KY-IN	28	7	1,930,720	93.5%	95.2%	21,093	14.50	1.4%	2.3%	2.2%
10	Miami-Fort Lauderdale-West Palm Beach, FL	8	9	1,489,439	86.5%	88.5%	17,925	14.18	1.8%	1.7%	1.9%
	10 Largest MSAs by ABR	—	190	30,770,406	90.0%	91.8%	390,611	14.76	37.6%	36.1%	40.7%

11	Detroit-Warren-Dearborn, MI	14	9	1,616,581	83.1%	85.7%	16,047	12.55	1.8%	1.9%	1.7%
12	Charlotte-Concord-Gastonia, NC-SC	22	6	1,713,070	87.5%	92.1%	14,618	10.13	1.2%	2.0%	1.5%
13	Orlando-Kissimmee-Sanford, FL	23	5	808,229	94.0%	94.4%	14,356	19.12	1.0%	0.9%	1.5%
14	Denver-Aurora-Lakewood, CO	19	5	1,191,743	82.1%	88.4%	14,142	13.51	1.0%	1.4%	1.5%
15	Allentown-Bethlehem-Easton, PA-NJ	69	5	1,298,479	93.5%	97.5%	14,097	13.30	1.0%	1.5%	1.5%
16	Nashville-Davidson--Murfreesboro--Franklin, TN	36	7	1,279,571	94.1%	94.7%	13,357	11.08	1.4%	1.5%	1.4%
17	Minneapolis-St. Paul-Bloomington, MN-WI	16	8	1,179,651	90.0%	90.0%	13,241	13.29	1.6%	1.4%	1.4%
18	Cleveland-Elyria, OH	32	6	1,226,488	94.5%	94.9%	12,686	10.93	1.2%	1.4%	1.3%
19	San Diego-Carlsbad, CA	17	3	633,896	85.6%	96.0%	12,593	21.24	0.6%	0.7%	1.3%
20	Hartford-West Hartford-East Hartford, CT	47	4	896,011	94.0%	95.0%	11,971	16.76	0.8%	1.0%	1.2%
	20 Largest MSAs by ABR	—	248	42,614,125	89.8%	91.9%	527,719	14.37	49.2%	49.8%	55.0%

21	Naples-Immokalee-Marco Island, FL	145	4	771,813	92.4%	95.6%	11,321	15.52	0.8%	0.9%	1.2%
22	Ann Arbor, MI	146	4	1,061,249	91.7%	92.0%	11,180	13.66	0.8%	1.2%	1.2%
23	Oxnard-Thousand Oaks-Ventura, CA	67	3	677,512	96.7%	96.7%	11,081	17.28	0.6%	0.8%	1.2%
24	Binghamton, NY	189	4	751,207	99.4%	99.8%	10,256	13.69	0.8%	0.9%	1.1%
25	San Francisco-Oakland-Hayward, CA	11	2	506,576	88.1%	97.2%	9,862	24.90	0.4%	0.6%	1.0%
26	Vallejo-Fairfield, CA	122	1	525,067	87.2%	94.0%	8,662	17.77	0.2%	0.6%	0.9%
27	Memphis, TN-MS-AR	42	1	659,193	78.5%	86.4%	8,647	15.84	0.2%	0.8%	0.9%
28	Boston-Cambridge-Newton, MA-NH	10	6	707,909	88.8%	96.9%	8,573	12.56	1.2%	0.8%	0.9%
29	Las Vegas-Henderson-Paradise, NV	29	3	613,061	94.9%	94.9%	8,389	16.35	0.6%	0.7%	0.9%
30	Jacksonville, FL	40	5	834,493	82.5%	83.3%	8,202	12.33	1.0%	1.0%	0.9%
31	Fresno, CA	56	2	442,299	98.6%	98.6%	7,678	17.85	0.4%	0.5%	0.8%
32	Port St. Lucie, FL	111	5	636,145	79.9%	84.6%	7,678	14.38	1.0%	0.7%	0.8%
33	Riverside-San Bernardino-Ontario, CA	13	4	537,088	95.9%	97.3%	7,259	15.50	0.8%	0.6%	0.8%
34	New Haven-Milford, CT	65	6	571,463	91.0%	91.0%	7,188	13.83	1.2%	0.7%	0.7%
35	Louisville/Jefferson County, KY-IN	44	4	707,728	96.1%	96.1%	7,130	10.77	0.8%	0.8%	0.7%
36	Indianapolis-Carmel-Anderson, IN	34	4	875,968	81.2%	87.3%	6,909	9.07	0.8%	1.0%	0.7%
37	Norwich-New London, CT	177	2	433,532	96.5%	96.5%	6,845	16.37	0.4%	0.5%	0.7%
38	Milwaukee-Waukesha-West Allis, WI	39	4	710,327	89.8%	90.1%	6,523	10.19	0.8%	0.8%	0.7%
39	Wilmington, NC	167	2	379,107	98.6%	99.1%	5,537	14.90	0.4%	0.4%	0.6%
40	Springfield, MA	90	3	450,901	96.9%	97.4%	5,497	14.77	0.6%	0.5%	0.6%

Supplemental Disclosure - Three Months Ended June 30, 2017	Page 33

LARGEST MSAs BY ABR
Dollars in thousands, except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
41	College Station-Bryan, TX	187	4	491,463	95.8%	96.8%	5,461	13.74	0.8%	0.6%	0.6%
42	North Port-Sarasota-Bradenton, FL	73	4	556,862	94.2%	95.9%	5,380	10.16	0.8%	0.7%	0.6%
43	St. Louis, MO-IL	20	4	660,746	85.2%	87.5%	5,233	9.15	0.8%	0.8%	0.5%
44	Worcester, MA-CT	58	3	515,644	81.1%	84.4%	5,219	14.31	0.6%	0.6%	0.5%
45	Corpus Christi, TX	115	4	564,620	90.8%	90.8%	5,160	12.10	0.8%	0.7%	0.5%
46	Dayton, OH	72	3	534,385	96.3%	96.3%	5,150	12.30	0.6%	0.6%	0.5%
47	Scranton--Wilkes-Barre--Hazleton, PA	99	2	620,309	90.9%	92.8%	5,099	21.27	0.4%	0.7%	0.5%
48	Winston-Salem, NC	83	3	438,898	91.8%	92.4%	5,074	12.93	0.6%	0.5%	0.5%
49	Greensboro-High Point, NC	75	1	406,768	97.6%	99.5%	4,984	14.41	0.2%	0.5%	0.5%
50	Washington-Arlington-Alexandria, DC-VA-MD-WV	6	3	451,260	96.5%	98.6%	4,928	11.08	0.6%	0.5%	0.5%
	50 Largest MSAs by ABR	—	348	60,707,718	90.2%	92.3%	743,824	14.24	69.2%	70.8%	77.5%

51	Kansas City, MO-KS	30	4	601,926	88.4%	89.0%	4,334	8.24	0.8%	0.7%	0.5%
52	Manchester-Nashua, NH	132	2	348,189	81.0%	87.0%	4,073	23.57	0.4%	0.4%	0.4%
53	Roanoke, VA	160	4	522,210	92.0%	92.0%	3,970	9.42	0.8%	0.6%	0.4%
54	Pittsfield, MA	321	1	442,354	96.9%	97.7%	3,920	20.80	0.2%	0.5%	0.4%
55	Columbus, OH	33	4	449,488	85.8%	87.2%	3,860	10.36	0.8%	0.5%	0.4%
56	Boulder, CO	155	1	279,189	80.5%	80.5%	3,784	16.84	0.2%	0.3%	0.4%
57	Charleston-North Charleston, SC	74	3	556,809	76.0%	77.8%	3,763	8.88	0.6%	0.7%	0.4%
58	Panama City, FL	221	2	397,512	92.3%	99.2%	3,669	9.31	0.4%	0.5%	0.4%
59	Raleigh, NC	43	2	291,027	71.8%	92.2%	3,603	13.55	0.4%	0.3%	0.4%
60	Spartanburg, SC	153	1	360,277	88.1%	88.9%	3,573	11.74	0.2%	0.4%	0.4%
61	Greenville-Anderson-Mauldin, SC	61	2	220,723	98.8%	98.8%	3,508	16.09	0.4%	0.3%	0.4%
62	Virginia Beach-Norfolk-Newport News, VA-NC	37	2	205,245	97.1%	100.0%	3,416	16.76	0.4%	0.2%	0.4%
63	Saginaw, MI	226	2	432,508	95.1%	95.4%	3,367	11.54	0.4%	0.5%	0.4%
64	Atlantic City-Hammonton, NJ	176	1	179,199	99.1%	99.1%	3,352	18.87	0.2%	0.2%	0.3%
65	Toledo, OH	91	2	609,113	83.3%	83.7%	3,212	7.95	0.4%	0.7%	0.3%
66	Bakersfield, CA	62	1	240,328	90.7%	90.7%	3,108	14.53	0.2%	0.3%	0.3%
67	Hilton Head Island-Bluffton-Beaufort, SC	210	2	230,352	95.0%	95.0%	3,091	14.13	0.4%	0.3%	0.3%
68	Jackson, MS	94	2	333,275	90.3%	90.3%	3,076	10.69	0.4%	0.4%	0.3%
69	Greenville, NC	239	1	233,153	96.2%	96.2%	3,026	13.49	0.2%	0.3%	0.3%
70	Traverse City, MI	284	1	411,758	99.1%	100.0%	2,960	27.43	0.2%	0.5%	0.3%
71	Richmond, VA	45	2	215,897	71.5%	96.8%	2,943	14.08	0.4%	0.3%	0.3%
72	Lexington-Fayette, KY	106	2	414,960	98.1%	100.0%	2,929	7.06	0.4%	0.5%	0.3%
73	Des Moines-West Des Moines, IA	89	2	513,385	89.1%	94.0%	2,844	5.95	0.4%	0.6%	0.3%
74	Tullahoma-Manchester, TN	375	3	433,744	94.8%	97.0%	2,816	6.70	0.6%	0.5%	0.3%
75	Lafayette, LA	108	3	433,211	92.6%	92.6%	2,757	6.87	0.6%	0.5%	0.3%
76	Blacksburg-Christiansburg-Radford, VA	230	1	181,055	99.5%	100.0%	2,717	15.26	0.2%	0.2%	0.3%
77	Savannah, GA	137	2	224,201	76.3%	93.9%	2,714	13.07	0.4%	0.3%	0.3%
78	Odessa, TX	264	1	365,559	93.2%	93.2%	2,665	13.10	0.2%	0.4%	0.3%
79	Lancaster, PA	103	3	236,006	97.7%	99.4%	2,585	11.02	0.6%	0.3%	0.3%
80	Mobile, AL	128	1	606,731	74.4%	74.4%	2,482	9.03	0.2%	0.7%	0.3%
81	Bridgeport-Stamford-Norwalk, CT	57	1	161,075	86.3%	88.0%	2,482	17.52	0.2%	0.2%	0.3%

Supplemental Disclosure - Three Months Ended June 30, 2017	Page 34

LARGEST MSAs BY ABR
Dollars in thousands, except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
82	Chattanooga, TN-GA	100	2	339,426	95.1%	96.6%	2,444	8.08	0.4%	0.4%	0.3%
83	Fort Wayne, IN	125	2	253,951	78.7%	83.1%	2,436	13.42	0.4%	0.3%	0.3%
84	Merced, CA	178	1	147,557	100.0%	100.0%	2,431	16.47	0.2%	0.2%	0.3%
85	Dover, DE	241	1	191,974	100.0%	100.0%	2,361	12.30	0.2%	0.2%	0.2%
86	Elkhart-Goshen, IN	219	2	329,319	87.3%	87.3%	2,258	18.49	0.4%	0.4%	0.2%
87	Syracuse, NY	84	2	347,412	58.8%	77.9%	2,155	7.96	0.4%	0.4%	0.2%
88	Corning, NY	397	1	253,335	100.0%	100.0%	2,108	8.32	0.2%	0.3%	0.2%
89	Duluth, MN-WI	171	1	182,969	95.5%	97.7%	2,069	11.58	0.2%	0.2%	0.2%
90	Concord, NH	286	1	182,887	100.0%	100.0%	2,036	11.39	0.2%	0.2%	0.2%
91	Hickory-Lenoir-Morganton, NC	147	2	295,970	80.9%	81.3%	2,003	8.33	0.4%	0.3%	0.2%
92	Rutland, VT	532	1	224,514	98.6%	98.6%	1,971	8.91	0.2%	0.3%	0.2%
93	Altoona, PA	327	1	278,586	79.7%	79.7%	1,966	8.85	0.2%	0.3%	0.2%
94	Santa Maria-Santa Barbara, CA	119	1	179,549	100.0%	100.0%	1,956	11.74	0.2%	0.2%	0.2%
95	Pittsburgh, PA	26	1	199,079	100.0%	100.0%	1,932	10.76	0.2%	0.2%	0.2%
96	Sacramento--Roseville--Arden-Arcade, CA	27	1	103,695	93.5%	94.7%	1,929	19.65	0.2%	0.1%	0.2%
97	Portland-South Portland, ME	104	1	287,513	91.1%	91.1%	1,927	20.61	0.2%	0.3%	0.2%
98	Springfield, IL	212	2	178,494	94.2%	94.2%	1,908	11.35	0.4%	0.2%	0.2%
99	Tucson, AZ	53	1	168,585	94.3%	96.8%	1,893	11.60	0.2%	0.2%	0.2%
100	Tulsa, OK	55	1	186,851	100.0%	100.0%	1,837	9.83	0.2%	0.2%	0.2%
	100 Largest MSAs by ABR	—	434	76,169,843	89.9%	92.2%	884,043	13.68	85.6%	89.1%	92.1%

	Other MSAs	—	73	9,290,519	89.9%	91.1%	75,757	9.44	14.4%	10.9%	7.9%

TOTAL		—	507	85,460,362	89.9%	92.0%	$959,800	$13.21	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended June 30, 2017	Page 35

PROPERTIES BY STATE
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	State	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	Texas	65	9,512,340	89.7%	91.3%	$107,916	$13.23	12.8%	11.1%	11.2%
2	Florida	55	8,649,011	89.4%	91.1%	104,030	13.71	10.8%	10.1%	10.8%
3	California	30	5,969,189	93.5%	96.8%	98,133	18.38	5.9%	7.0%	10.2%
4	Pennsylvania	35	5,928,790	92.8%	94.7%	67,817	14.42	6.9%	6.9%	7.1%
5	New York	32	4,251,231	90.4%	92.6%	65,141	16.93	6.3%	5.0%	6.8%
6	Illinois	24	4,863,320	84.8%	87.0%	50,936	12.56	4.7%	5.7%	5.3%
7	Georgia	35	4,868,415	88.2%	90.9%	45,460	10.51	6.9%	5.7%	4.7%
8	New Jersey	18	3,090,437	90.5%	92.6%	42,748	15.87	3.6%	3.6%	4.5%
9	North Carolina	21	4,330,939	89.1%	92.6%	42,164	11.23	4.1%	5.1%	4.4%
10	Ohio	23	4,310,159	92.2%	93.3%	41,323	11.64	4.5%	5.0%	4.3%
11	Michigan	20	4,080,927	88.9%	90.2%	38,889	13.05	3.9%	4.8%	4.1%
12	Tennessee	15	3,063,088	91.1%	93.6%	29,938	11.01	3.0%	3.6%	3.1%
13	Connecticut	14	2,187,577	92.6%	93.1%	29,674	15.62	2.8%	2.6%	3.1%
14	Kentucky	12	2,600,654	96.1%	96.4%	22,578	9.61	2.4%	3.0%	2.4%
15	Massachusetts	11	1,875,114	92.9%	94.3%	21,319	15.36	2.2%	2.2%	2.2%
16	Colorado	6	1,470,932	81.8%	86.9%	17,926	14.10	1.2%	1.7%	1.9%
17	Minnesota	10	1,471,106	88.9%	89.1%	15,773	12.82	2.0%	1.7%	1.6%
18	Indiana	12	1,858,689	83.0%	88.6%	15,629	10.80	2.4%	2.2%	1.6%
19	Virginia	11	1,447,531	87.6%	92.4%	15,219	11.95	2.2%	1.7%	1.6%
20	South Carolina	8	1,368,161	86.0%	87.0%	13,935	11.96	1.6%	1.6%	1.5%
21	Nevada	3	613,061	94.9%	94.9%	8,389	16.35	0.6%	0.7%	0.9%
22	Maryland	5	615,519	98.7%	99.0%	8,311	13.72	1.0%	0.7%	0.9%
23	New Hampshire	5	772,770	82.2%	91.8%	7,999	13.98	1.0%	0.9%	0.8%
24	Wisconsin	4	710,327	89.8%	90.1%	6,523	10.19	0.8%	0.8%	0.7%
25	Missouri	6	864,942	85.7%	87.5%	6,348	8.57	1.2%	1.0%	0.7%
26	Alabama	4	984,573	82.6%	82.6%	5,797	9.11	0.8%	1.2%	0.6%
27	Iowa	4	723,408	89.8%	93.3%	4,236	6.37	0.8%	0.8%	0.4%
28	Louisiana	4	612,250	94.1%	94.1%	3,786	6.64	0.8%	0.7%	0.4%
29	Kansas	2	370,239	92.7%	93.3%	3,163	11.78	0.4%	0.4%	0.3%
30	Arizona	2	288,110	84.4%	91.1%	3,154	12.02	0.4%	0.3%	0.3%
31	Mississippi	2	333,275	90.3%	90.3%	3,076	10.69	0.4%	0.4%	0.3%
32	Delaware	1	191,974	100.0%	100.0%	2,361	12.30	0.2%	0.2%	0.2%
33	West Virginia	2	251,500	98.8%	98.8%	2,063	8.30	0.4%	0.3%	0.2%
34	Vermont	1	224,514	98.6%	98.6%	1,971	8.91	0.2%	0.3%	0.2%
35	Maine	1	287,513	91.1%	91.1%	1,927	20.61	0.2%	0.3%	0.2%
36	Oklahoma	1	186,851	100.0%	100.0%	1,837	9.83	0.2%	0.2%	0.2%
37	Rhode Island	1	148,126	80.8%	83.8%	1,345	10.83	0.2%	0.2%	0.1%
38	New Mexico	2	83,800	100.0%	100.0%	966	11.53	0.4%	0.1%	0.1%

TOTAL		507	85,460,362	89.9%	92.0%	$959,800	$13.21	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended June 30, 2017	Page 36

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

1	Winchester Plaza	Huntsville	AL	Huntsville, AL	2006	75,780	96.2%	$963	$13.21	Publix	—
2	Springdale	Mobile	AL	Mobile, AL	2004	606,731	74.4%	2,482	9.03	Sam's Club*	Big Lots, Burlington Stores, David's Bridal, Marshalls, Michaels
3	Payton Park	Sylacauga	AL	Talladega-Sylacauga, AL	1995	231,820	98.2%	1,555	6.83	Walmart Supercenter	Burke's Outlet
4	Shops of Tuscaloosa	Tuscaloosa	AL	Tuscaloosa, AL	2005	70,242	87.0%	797	13.04	Publix	—
5	Glendale Galleria	Glendale	AZ	Phoenix-Mesa-Scottsdale, AZ	1991	119,525	83.1%	1,261	12.70	—	Gymnasium Academy, LA Fitness, Sears Outlet
6	Northmall Centre	Tucson	AZ	Tucson, AZ	1996	168,585	96.8%	1,893	11.60	Sam's Club*	CareMore, JC Penney Home Store, Tuesday Morning, Stein Mart
7	Applegate Ranch Shopping Center	Atwater	CA	Merced, CA	2006	147,557	100.0%	2,431	16.48	SuperTarget*, Walmart Supercenter*	Marshalls, Petco
8	Bakersfield Plaza	Bakersfield	CA	Bakersfield, CA	1970	240,328	90.7%	3,108	14.53	Lassens Natural Foods & Vitamins	Burlington Stores, Ross Dress for Less	Hobby Lobby
9	Carmen Plaza	Camarillo	CA	Oxnard-Thousand Oaks-Ventura, CA	2000	129,173	93.0%	2,181	19.21	Trader Joe's*	24 Hour Fitness, CVS, Michaels
10	Plaza Rio Vista	Cathedral	CA	Riverside-San Bernardino-Ontario, CA	2005	67,621	93.7%	1,128	17.80	Stater Bros.	—
11	Clovis Commons	Clovis	CA	Fresno, CA	2004	180,955	99.1%	3,912	22.58	—	Best Buy, Office Depot, PetSmart, T.J.Maxx	Target
12	Cudahy Plaza	Cudahy	CA	Los Angeles-Long Beach-Anaheim, CA	1994	147,804	98.0%	1,298	8.96	—	Big Lots, Kmart
13	University Mall	Davis	CA	Sacramento--Roseville--Arden-Arcade, CA	1964	103,695	94.7%	1,929	19.65	Trader Joe's	Forever 21, World Market
14	Felicita Plaza	Escondido	CA	San Diego-Carlsbad, CA	2001	98,594	100.0%	1,419	14.39	Vons (Albertsons)	Chuze Fitness
15	Felicita Town Center	Escondido	CA	San Diego-Carlsbad, CA	1987	126,502	99.0%	2,746	21.92	Major Market, Trader Joe's	Rite Aid
16	Arbor - Broadway Faire	Fresno	CA	Fresno, CA	1995	261,344	98.3%	3,766	14.66	Smart & Final Extra!	PetSmart, The Home Depot, United Artists Theatres
17	Lompoc Center	Lompoc	CA	Santa Maria-Santa Barbara, CA	1960	179,549	100.0%	1,956	11.74	Vons (Albertsons)	Harbor Freight Tools, Marshalls, Michaels, Staples
18	Briggsmore Plaza	Modesto	CA	Modesto, CA	1998	92,315	100.0%	1,195	13.70	Grocery Outlet	Fallas Paredes, Sears Outlet
19	Montebello Plaza	Montebello	CA	Los Angeles-Long Beach-Anaheim, CA	1974	283,631	98.0%	4,959	18.19	Albertsons	Best Buy, CVS, Kohl's, Five Below, Ross Dress for Less
20	California Oaks Center	Murrieta	CA	Riverside-San Bernardino-Ontario, CA	1990	124,481	97.7%	1,994	16.93	Barons Market	Crunch Fitness, Dollar Tree
21	Esplanade Shopping Center	Oxnard	CA	Oxnard-Thousand Oaks-Ventura, CA	2002	356,864	96.3%	6,894	20.25	Walmart Neighborhood Market	Bed Bath & Beyond, Dick's Sporting Goods, LA Fitness, Nordstrom Rack, T.J.Maxx	The Home Depot
22	Pacoima Center	Pacoima	CA	Los Angeles-Long Beach-Anaheim, CA	1995	202,773	100.0%	2,162	10.66	Food 4 Less (Kroger)	Ross Dress for Less, Target
23	Paradise Plaza	Paradise	CA	Chico, CA	1997	198,323	96.0%	906	7.78	Save Mart	Kmart
24	Metro 580	Pleasanton	CA	San Francisco-Oakland-Hayward, CA	1996	177,573	100.0%	2,747	33.47	—	Kohl's, Orchard Supply Hardware, Party City	Walmart
25	Rose Pavilion (2)	Pleasanton	CA	San Francisco-Oakland-Hayward, CA	2017	329,003	95.6%	7,115	22.66	99 Ranch Market, Trader Joe's	Golf Galaxy, Macy's Home Store, Total Wine & More
26	Puente Hills Town Center	Rowland Heights	CA	Los Angeles-Long Beach-Anaheim, CA	1984	258,685	97.9%	5,605	22.13	—	Marshalls, Michaels, Planet Fitness
27	San Bernardino Center	San Bernardino	CA	Riverside-San Bernardino-Ontario, CA	2003	143,082	100.0%	1,079	7.54	—	Big Lots, Target
28	Ocean View Plaza	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1990	169,963	97.4%	4,587	27.71	Ralphs (Kroger), Trader Joe's	Crunch Fitness, CVS
29	Mira Mesa Mall (2)	San Diego	CA	San Diego-Carlsbad, CA	2017	408,800	94.0%	8,428	22.85	Sprouts Farmers Market, Vons (Albertsons)	Bed Bath & Beyond, BevMo, Marshalls, Mira Mesa Lanes
30	San Dimas Plaza	San Dimas	CA	Los Angeles-Long Beach-Anaheim, CA	1986	164,757	100.0%	3,675	22.31	Smart & Final Extra!	Harbor Freight Tools, T.J.Maxx	Rite Aid
31	Bristol Plaza	Santa Ana	CA	Los Angeles-Long Beach-Anaheim, CA	2003	111,403	100.0%	2,915	26.70	Trader Joe's	Big Lots, Petco, Rite Aid
32	Gateway Plaza	Santa Fe Springs	CA	Los Angeles-Long Beach-Anaheim, CA	2002	289,268	91.9%	3,242	25.89	El Super, Walmart Supercenter	LA Fitness	Target
33	Santa Paula Center	Santa Paula	CA	Oxnard-Thousand Oaks-Ventura, CA	1995	191,475	100.0%	2,006	10.71	Vons (Albertsons)	Big Lots, Heritage Hardware
34	Vail Ranch Center	Temecula	CA	Riverside-San Bernardino-Ontario, CA	2003	201,904	96.3%	3,058	21.25	Stater Bros.	Rite Aid, Stein Mart
35	Country Hills Shopping Center	Torrance	CA	Los Angeles-Long Beach-Anaheim, CA	1977	56,700	100.0%	1,030	18.17	Ralphs (Kroger)	—
36	Gateway Plaza - Vallejo (2)	Vallejo	CA	Vallejo-Fairfield, CA	2017	525,067	94.0%	8,662	17.78	Costco*	Bed Bath & Beyond, Century Theatres, DSW, Marshalls, Michaels, OfficeMax, Party City, Petco, Ross Dress for Less, Toys"R"Us, Ulta	Target
37	Arvada Plaza	Arvada	CO	Denver-Aurora-Lakewood, CO	1994	95,236	100.0%	739	7.76	King Soopers (Kroger)	Arc
38	Arapahoe Crossings	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	466,356	86.0%	6,060	15.11	King Soopers (Kroger)	2nd & Charles, AMC Theatres, Big Lots, buybuy BABY, Gordmans, Kohl's, Stein Mart
39	Aurora Plaza	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	178,491	98.1%	1,568	9.28	King Soopers (Kroger)	Cinema Latino, Gen-X
40	Villa Monaco	Denver	CO	Denver-Aurora-Lakewood, CO	1978	121,101	91.7%	1,619	14.58	—	Chuze Fitness
41	Superior Marketplace	Superior	CO	Boulder, CO	1997	279,189	80.5%	3,784	16.84	Whole Foods Market, Costco*, SuperTarget*	Party City, T.J.Maxx, Ulta
42	Westminster City Center	Westminster	CO	Denver-Aurora-Lakewood, CO	1996	330,559	81.9%	4,156	15.36	—	Babies"R"Us, Barnes & Noble, David's Bridal, Jo-Ann Fabric & Craft Stores, Ross Dress for Less, Tile Shop, Ulta
43	Freshwater - Stateline Plaza	Enfield	CT	Hartford-West Hartford-East Hartford, CT	2004	299,978	96.6%	2,642	17.25	Costco	Dick's Sporting Goods, Jo-Ann Fabric & Craft Stores, P.C. Richard & Son	The Home Depot
44	The Shoppes at Fox Run	Glastonbury	CT	Hartford-West Hartford-East Hartford, CT	1974	106,364	94.1%	2,457	24.56	Whole Foods Market	Petco
45	Groton Square	Groton	CT	Norwich-New London, CT	1987	196,802	96.8%	2,497	13.11	Super Stop & Shop (Ahold)	Kohl's	Walmart
46	Parkway Plaza	Hamden	CT	New Haven-Milford, CT	2006	72,353	100.0%	1,027	14.19	PriceRite (Wakefern)	—

Supplemental Disclosure - Three Months Ended June 30, 2017	Page 37

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

47	The Manchester Collection	Manchester	CT	Hartford-West Hartford-East Hartford, CT	2001	339,775	92.4%	4,408	14.04	Sam's Club*, Walmart Supercenter*	A.C. Moore, Ashley Furniture, Babies"R"Us, Bed Bath & Beyond, Big Bob's Flooring Outlet, DSW, Edge Fitness, Hobby Lobby, Men's Wearhouse, Plaza Azteca	Best Buy, Home Depot, Walmart
48	Chamberlain Plaza	Meriden	CT	New Haven-Milford, CT	2004	54,302	100.0%	592	10.90	—	Dollar Tree, Savers
49	Milford Center	Milford	CT	New Haven-Milford, CT	1966	25,056	0.0%	—	—	—	—
50	Turnpike Plaza	Newington	CT	Hartford-West Hartford-East Hartford, CT	2004	149,894	98.2%	2,464	16.74	Price Chopper	Dick's Sporting Goods
51	North Haven Crossing	North Haven	CT	New Haven-Milford, CT	1993	103,865	90.5%	1,678	17.86	—	Barnes & Noble, Dollar Tree, DSW, Five Below, Lumber Liquidators, PetSmart
52	Christmas Tree Plaza	Orange	CT	New Haven-Milford, CT	1996	132,791	92.1%	1,600	13.08	—	A.C. Moore, Christmas Tree Shops
53	Stratford Square	Stratford	CT	Bridgeport-Stamford-Norwalk, CT	1984	161,075	88.0%	2,482	17.52	—	LA Fitness, Marshalls
54	Torrington Plaza	Torrington	CT	Torrington, CT	1994	125,496	84.3%	1,188	11.23	—	Jo-Ann Fabric & Craft Stores, Staples, T.J.Maxx
55	Waterbury Plaza	Waterbury	CT	New Haven-Milford, CT	2000	183,096	96.6%	2,291	12.95	Super Stop & Shop (Ahold)	Dollar Tree	Target
56	Waterford Commons	Waterford	CT	Norwich-New London, CT	2004	236,730	96.2%	4,348	19.10	—	Babies"R"Us, Dick’s Sporting Goods, DSW, Michaels, Party City, Ulta	Best Buy, Raymour & Flanigan
57	North Dover Center	Dover	DE	Dover, DE	1989	191,974	100.0%	2,361	12.30	Acme (Albertsons)	Party City, Staples, T.J.Maxx, Toys"R"Us
58	Brooksville Square	Brooksville	FL	Tampa-St. Petersburg-Clearwater, FL	1987	156,361	94.1%	1,621	11.02	Publix	Sears Outlet
59	Coastal Way - Coastal Landing	Brooksville	FL	Tampa-St. Petersburg-Clearwater, FL	2008	374,598	92.9%	3,489	17.53	—	Bed Bath & Beyond, Belk, Marshalls, Michaels, Office Depot, Petco, Sears, Ulta
60	Midpoint Center	Cape Coral	FL	Cape Coral-Fort Myers, FL	2002	75,386	98.6%	991	13.33	Publix	—	Target
61	Clearwater Mall	Clearwater	FL	Tampa-St. Petersburg-Clearwater, FL	1973	300,929	87.0%	5,919	23.98	Costco*, SuperTarget*	David's Bridal, Michaels, PetSmart, Ross Dress for Less	Lowe's
62	Coconut Creek Plaza	Coconut Creek	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2005	265,671	84.4%	3,150	14.05	Publix	Bealls Outlet, Big Lots, Off the Wall Trampoline, Planet Fitness
63	Century Plaza Shopping Center	Deerfield Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2006	85,783	90.8%	1,503	19.30	—	Broward County Library, CVS
64	Northgate Shopping Center	DeLand	FL	Deltona-Daytona Beach-Ormond Beach, FL	1993	186,396	98.7%	1,341	7.29	Publix	—
65	First Street Village	Fort Meyers	FL	Cape Coral-Fort Myers, FL	2006	54,926	96.0%	792	15.02	Publix	—
66	Sun Plaza	Ft. Walton Beach	FL	Crestview-Fort Walton Beach-Destin, FL	2004	158,118	99.1%	1,686	10.76	Publix	Bealls Outlet, Books-A-Million, Office Depot, T.J.Maxx
67	Normandy Square	Jacksonville	FL	Jacksonville, FL	1996	89,822	88.8%	757	9.81	Winn-Dixie (Southeastern Grocers)	Family Dollar
68	Regency Park Shopping Center	Jacksonville	FL	Jacksonville, FL	1985	334,065	71.5%	1,624	7.49	—	American Signature Furniture, Bealls Outlet, Books-A-Million, David's Bridal, Hard Knocks, Ollie's Bargain Outlet
69	The Shoppes at Southside	Jacksonville	FL	Jacksonville, FL	2004	109,113	100.0%	1,961	17.97	—	Best Buy, David's Bridal, Restoration Hardware
70	Ventura Downs (2)	Kissimmee	FL	Orlando-Kissimmee-Sanford, FL	2017	98,191	97.7%	1,273	13.28	—	LA Fitness
71	Marketplace at Wycliffe	Lake Worth	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2002	133,520	98.6%	2,299	17.46	Walmart Neighborhood Market	Walgreens
72	Venetian Isle Shopping Ctr	Lighthouse Point	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1992	182,314	94.5%	1,922	11.49	Publix	Dollar Tree, Petco, Staples, Tuesday Morning, T.J.Maxx
73	Marco Town Center	Marco Island	FL	Naples-Immokalee-Marco Island, FL	2001	109,931	81.6%	1,894	21.10	Publix	—
74	Mall at 163rd Street	Miami	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2007	339,478	71.5%	3,493	18.11	Walmart Supercenter*	Citi Trends, Marshalls, Ross Dress for Less
75	Miami Gardens	Miami	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1996	244,719	98.8%	2,638	10.91	Fresco y Más (Southeastern Grocers)	Ross Dress for Less
76	Freedom Square	Naples	FL	Naples-Immokalee-Marco Island, FL	1995	211,839	100.0%	2,018	9.53	Publix	—
77	Naples Plaza	Naples	FL	Naples-Immokalee-Marco Island, FL	2013	201,795	100.0%	3,525	17.77	Publix	Marshalls, Office Depot, PGA TOUR Superstore
78	Park Shore Plaza (2)	Naples	FL	Naples-Immokalee-Marco Island, FL	2017	248,248	94.6%	3,884	16.93	The Fresh Market	Big Lots, Burlington Stores, HomeGoods, Kirkland's, Party City, Saks OFF Fifth
79	Chelsea Place	New Port Richey	FL	Tampa-St. Petersburg-Clearwater, FL	1992	81,144	96.8%	972	12.38	Publix	Zone Fitness Club
80	Southgate Center	New Port Richey	FL	Tampa-St. Petersburg-Clearwater, FL	1966	250,256	96.8%	2,449	10.70	Publix	Bealls Outlet, Big Lots, Lumber Liquidators, Old Time Pottery, Pet Supermarket, YouFit Health Club
81	Presidential Plaza West	North Lauderdale	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2006	88,441	91.8%	865	10.66	Sedano's	Family Dollar
82	Fashion Square	Orange Park	FL	Jacksonville, FL	1996	36,029	46.5%	378	32.87	—	Miller's Orange Park Ale House
83	Colonial Marketplace	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1986	141,069	99.4%	2,392	17.06	—	Burlington Stores, LA Fitness	Target
84	Conway Crossing	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2002	76,321	98.7%	986	13.09	Publix	—
85	Hunter's Creek Plaza	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1998	73,204	93.4%	1,066	15.58	Lucky's Market	Office Depot
86	Pointe Orlando	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1997	419,444	91.3%	8,639	23.30	—	Main Event, Regal Cinemas
87	Martin Downs Town Center	Palm City	FL	Port St. Lucie, FL	1996	64,546	93.5%	686	11.37	Publix	—
88	Martin Downs Village Center	Palm City	FL	Port St. Lucie, FL	1987	162,336	91.8%	2,659	18.36	—	Coastal Care, Walgreens
89	23rd Street Station	Panama City	FL	Panama City, FL	1995	98,827	96.6%	1,236	12.95	Publix	—
90	Panama City Square	Panama City	FL	Panama City, FL	1989	298,685	100.0%	2,433	8.15	Walmart Supercenter	Big Lots, Harbor Freight Tools, HomeGoods, T.J.Maxx
91	Pensacola Square	Pensacola	FL	Pensacola-Ferry Pass-Brent, FL	1995	142,767	89.5%	1,251	9.79	—	Bealls Outlet, Big Lots, Petland, Sears Home Appliance Showroom	Hobby Lobby
92	East Port Plaza	Port St. Lucie	FL	Port St. Lucie, FL	1991	162,831	86.0%	1,971	14.07	Publix	Fortis Institute, Walgreens
93	Shoppes of Victoria Square	Port St. Lucie	FL	Port St. Lucie, FL	1990	95,186	93.4%	1,122	12.62	Winn-Dixie (Southeastern Grocers)	Dollar Tree
94	Lake St. Charles	Riverview	FL	Tampa-St. Petersburg-Clearwater, FL	1999	57,016	95.4%	632	11.62	Winn-Dixie (Southeastern Grocers)	—

Supplemental Disclosure - Three Months Ended June 30, 2017	Page 38

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

95	Cobblestone Village	Royal Palm Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2005	39,404	93.9%	690	18.65	SuperTarget*	The Zoo Health Club
96	Beneva Village Shoppes	Sarasota	FL	North Port-Sarasota-Bradenton, FL	1987	141,532	95.6%	1,770	13.08	Publix	Harbor Freight Tools, Pet Supermarket, Walgreens
97	Sarasota Village	Sarasota	FL	North Port-Sarasota-Bradenton, FL	1972	173,184	100.0%	2,046	12.11	Publix	Big Lots, Crunch Fitness, HomeGoods
98	Atlantic Plaza	Satellite Beach	FL	Palm Bay-Melbourne-Titusville, FL	2008	130,845	73.2%	1,261	13.17	Publix	—
99	Seminole Plaza	Seminole	FL	Tampa-St. Petersburg-Clearwater, FL	1964	156,579	96.5%	1,246	8.25	—	Bealls Outlet, Burlington Stores, T.J.Maxx
100	Cobblestone Village	St. Augustine	FL	Jacksonville, FL	2003	265,464	94.3%	3,482	13.91	Publix	Bealls, Bed Bath & Beyond, Michaels, Party City, Petco
101	Dolphin Village	St. Pete Beach	FL	Tampa-St. Petersburg-Clearwater, FL	1990	134,324	86.1%	1,704	14.74	Publix	CVS, Dollar Tree
102	Bay Pointe Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2016	95,760	98.3%	1,605	17.05	Publix	Bealls Outlet, Pet Supermarket
103	Rutland Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	149,562	95.9%	1,256	8.75	Winn-Dixie (Southeastern Grocers)	Bealls Outlet, Big Lots
104	Skyway Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	110,799	79.1%	740	8.45	—	Dollar Tree
105	Tyrone Gardens	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	1998	209,337	78.6%	1,596	9.71	Winn-Dixie (Southeastern Grocers)	Big Lots, Chuck E. Cheese’s
106	Downtown Publix	Stuart	FL	Port St. Lucie, FL	2000	151,246	65.9%	1,240	12.44	Publix	Family Dollar, Flooring USA
107	Sunrise Town Center	Sunrise	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1989	110,109	100.0%	1,365	12.40	Patel Brothers	Dollar Tree, LA Fitness	Walmart
108	Carrollwood Center	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	2002	92,958	96.0%	1,471	16.48	Publix	Rarehues
109	Ross Plaza	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	1996	90,625	95.9%	1,268	14.59	—	Deal$, Ross Dress for Less, Lumber Liquidators
110	Tarpon Mall	Tarpon Springs	FL	Tampa-St. Petersburg-Clearwater, FL	2003	145,832	97.6%	2,209	15.52	Publix	Petco, T.J.Maxx, Ulta
111	Venice Plaza	Venice	FL	North Port-Sarasota-Bradenton, FL	1999	132,345	99.0%	952	7.27	Winn-Dixie (Southeastern Grocers)	Lumber Liquidators, Pet Supermarket, T.J.Maxx
112	Venice Shopping Center	Venice	FL	North Port-Sarasota-Bradenton, FL	2000	109,801	85.9%	612	6.49	Publix	Bealls Outlet
113	Governors Towne Square	Acworth	GA	Atlanta-Sandy Springs-Roswell, GA	2005	68,658	98.8%	1,186	17.48	Publix	—
114	Albany Plaza	Albany	GA	Albany, GA	1995	114,169	75.1%	571	6.66	Harveys (Southeastern Grocers)	Big Lots, OK Beauty & Fashions Outlet
115	Mansell Crossing	Alpharetta	GA	Atlanta-Sandy Springs-Roswell, GA	1993	332,364	98.2%	5,257	20.14	—	AMC Theatres, Barnes & Noble, DSW, Macy's Furniture Gallery, REI, T.J.Maxx, Ulta	Toys"R"Us
116	Perlis Plaza	Americus	GA	Americus, GA	1972	165,315	84.0%	829	5.97	—	Belk, Roses
117	Northeast Plaza	Atlanta	GA	Atlanta-Sandy Springs-Roswell, GA	1952	445,042	86.8%	4,317	11.42	City Farmers Market	dd's Discounts (Ross)
118	Augusta West Plaza	Augusta	GA	Augusta-Richmond County, GA-SC	2006	207,823	68.3%	1,090	7.68	—	Burlington Stores, Dollar Tree
119	Sweetwater Village	Austell	GA	Atlanta-Sandy Springs-Roswell, GA	1985	66,197	97.8%	515	7.95	Food Depot	Family Dollar
120	Vineyards at Chateau Elan	Braselton	GA	Atlanta-Sandy Springs-Roswell, GA	2002	79,047	92.0%	1,037	14.26	Publix	—
121	Cedar Plaza	Cedartown	GA	Cedartown, GA	1994	83,300	76.5%	550	8.63	Kroger	—
122	Conyers Plaza	Conyers	GA	Atlanta-Sandy Springs-Roswell, GA	2001	171,374	94.3%	2,023	12.52	Walmart Supercenter*	Jo-Ann Fabric & Craft Stores, Mattress Firm, PetSmart, Value Village	The Home Depot
123	Cordele Square	Cordele	GA	Cordele, GA	2002	127,953	87.3%	755	6.76	Harveys (Southeastern Grocers)	Belk, Citi Trends, Cordele Theatres
124	Covington Gallery	Covington	GA	Atlanta-Sandy Springs-Roswell, GA	1991	174,857	94.3%	1,092	6.62	Ingles	Kmart
125	Salem Road Station	Covington	GA	Atlanta-Sandy Springs-Roswell, GA	2000	67,270	92.6%	739	11.87	Publix	—
126	Keith Bridge Commons	Cumming	GA	Atlanta-Sandy Springs-Roswell, GA	2002	94,886	79.9%	990	13.06	Kroger	—
127	Northside	Dalton	GA	Dalton, GA	2001	73,931	95.1%	578	8.22	Food City	Family Dollar
128	Cosby Station	Douglasville	GA	Atlanta-Sandy Springs-Roswell, GA	1994	77,811	90.8%	779	11.03	Publix	—
129	Park Plaza	Douglasville	GA	Atlanta-Sandy Springs-Roswell, GA	1986	46,670	88.8%	694	16.83	Kroger*	—
130	Dublin Village	Dublin	GA	Dublin, GA	2005	94,920	93.1%	665	7.53	Kroger	—
131	Westgate	Dublin	GA	Dublin, GA	2004	110,738	96.0%	679	6.62	Harveys (Southeastern Grocers)	Bealls Outlet, Big Lots	The Home Depot
132	Venture Pointe	Duluth	GA	Atlanta-Sandy Springs-Roswell, GA	1995	155,172	100.0%	1,564	10.08	—	American Signature Furniture, Ollie's Bargain Outlet, Studio Movie Grill
133	Banks Station	Fayetteville	GA	Atlanta-Sandy Springs-Roswell, GA	2006	176,451	79.4%	1,033	8.63	Food Depot	Cinemark, Staples
134	Barrett Place	Kennesaw	GA	Atlanta-Sandy Springs-Roswell, GA	1992	218,818	100.0%	2,385	10.90	ALDI	Best Buy, Michaels, OfficeMax, PetSmart, The Furniture Mall
135	Shops of Huntcrest	Lawrenceville	GA	Atlanta-Sandy Springs-Roswell, GA	2003	97,040	97.9%	1,307	13.75	Publix	—
136	Mableton Walk	Mableton	GA	Atlanta-Sandy Springs-Roswell, GA	1994	105,884	86.6%	1,218	13.29	Publix	—
137	The Village at Mableton	Mableton	GA	Atlanta-Sandy Springs-Roswell, GA	1959	239,013	90.1%	1,087	5.05	—	Dollar Tree, Kmart, Ollie's Bargain Outlet, Planet Fitness
138	Marshalls at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	1982	54,976	100.0%	556	10.11	—	Marshalls
139	New Chastain Corners	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	2004	113,079	86.8%	987	10.06	Kroger	—
140	Pavilions at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	1996	154,224	89.8%	1,818	13.12	Kroger	J. Christopher's
141	Creekwood Village	Rex	GA	Atlanta-Sandy Springs-Roswell, GA	1990	69,778	91.0%	528	8.32	Food Depot	—
142	Shops of Riverdale	Riverdale	GA	Atlanta-Sandy Springs-Roswell, GA	1995	16,808	82.2%	268	19.41	Walmart Supercenter*	—
143	Holcomb Bridge Crossing	Roswell	GA	Atlanta-Sandy Springs-Roswell, GA	1988	105,420	97.4%	1,009	9.82	—	PGA TOUR Superstore
144	Victory Square	Savannah	GA	Savannah, GA	2007	122,739	95.4%	1,752	15.32	SuperTarget*	Citi Trends, Dollar Tree, Frank Theatres, Staples	The Home Depot
145	Stockbridge Village	Stockbridge	GA	Atlanta-Sandy Springs-Roswell, GA	2008	188,135	98.4%	2,884	15.58	Kroger	—
146	Stone Mountain Festival	Stone Mountain	GA	Atlanta-Sandy Springs-Roswell, GA	2006	347,091	98.3%	1,756	5.14	Walmart Supercenter	Hobby Lobby, NCG Cinemas

Supplemental Disclosure - Three Months Ended June 30, 2017	Page 39

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

147	Wilmington Island	Wilmington Island	GA	Savannah, GA	1985	101,462	92.0%	962	10.30	Kroger	—
148	Kimberly West Shopping Center	Davenport	IA	Davenport-Moline-Rock Island, IA-IL	1987	113,713	90.1%	644	6.29	Hy-Vee	—
149	Haymarket Mall	Des Moines	IA	Des Moines-West Des Moines, IA	1979	243,680	98.0%	1,413	6.04	—	Burlington Stores, Harbor Freight Tools, Hobby Lobby
150	Haymarket Square	Des Moines	IA	Des Moines-West Des Moines, IA	1979	269,705	90.5%	1,431	5.86	Price Chopper	Aspen Athletic Clubs, Big Lots, Northern Tool + Equipment, Office Depot
151	Warren Plaza	Dubuque	IA	Dubuque, IA	1993	96,310	93.4%	748	8.80	Hy-Vee	—	Target
152	Annex of Arlington	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	1999	199,463	83.0%	3,089	18.66	Trader Joe's	Binny's Beverage Depot, Chuck E. Cheese's, Kirkland's, Petco, Ulta
153	Ridge Plaza	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	2000	151,643	96.1%	2,133	14.64	—	Savers, XSport Fitness	Kohl's
154	Bartonville Square	Bartonville	IL	Peoria, IL	2001	61,678	95.2%	323	5.84	Kroger	—
155	Festival Center	Bradley	IL	Kankakee, IL	2006	63,796	100.0%	437	6.85	—	Big Lots, Dollar General
156	Southfield Plaza	Bridgeview	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	198,298	91.1%	1,972	10.92	Shop & Save Market	Hobby Lobby, Walgreens
157	Commons of Chicago Ridge	Chicago Ridge	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	324,977	93.9%	4,257	15.05	—	Marshalls, Office Depot, The Home Depot, Ross Dress for Less, XSport Fitness
158	Rivercrest Shopping Center	Crestwood	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	548,531	94.2%	6,268	13.19	—	AMC, Best Buy, Five Below, Party City, PetSmart, Ross Dress for Less, T.J.Maxx
159	The Commons of Crystal Lake	Crystal Lake	IL	Chicago-Naperville-Elgin, IL-IN-WI	1987	273,060	86.3%	2,355	9.99	Jewel-Osco (Albertsons)	Burlington Stores	Hobby Lobby
160	Elk Grove Town Center	Elk Grove Village	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	131,794	88.5%	1,898	16.28	—	Walgreens
161	Crossroads Centre	Fairview Heights	IL	St. Louis, MO-IL	1975	242,752	89.5%	1,874	8.62	Ruler Foods (Kroger)	Big Lots, Plato's Closet, Sky Zone, T.J.Maxx
162	Frankfort Crossing Shopping Center	Frankfort	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	114,534	93.3%	1,385	12.96	Jewel-Osco (Albertsons)	Ace Hardware
163	Freeport Plaza	Freeport	IL	Freeport, IL	2000	87,846	88.3%	503	6.49	Cub Foods (Supervalu)	—
164	Westview Center	Hanover Park	IL	Chicago-Naperville-Elgin, IL-IN-WI	1989	326,422	89.2%	2,691	9.57	Tony's Finer Foods	Big Lots, LA Fitness, Sears Outlet	Value City
165	The Quentin Collection	Kildeer	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	171,530	88.6%	2,433	16.00	—	Best Buy, PetSmart, Stein Mart
166	Butterfield Square	Libertyville	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	106,755	95.9%	1,541	15.05	Sunset Foods	—
167	High Point Centre (2)	Lombard	IL	Chicago-Naperville-Elgin, IL-IN-WI	2017	240,097	70.2%	1,874	11.12	—	David's Bridal, Jo-Ann Fabric & Craft Stores, LA Fitness, Office Depot
168	Long Meadow Commons	Mundelein	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	118,470	84.9%	1,587	16.74	Jewel-Osco	—
169	Westridge Court	Naperville	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	680,553	74.8%	6,798	13.90	—	Art Van Furniture, Big Lots, buybuy BABY, Marshalls, Old Navy, Party City, Star Cinema Grill, Turk Furniture, Ulta
170	Sterling Bazaar	Peoria	IL	Peoria, IL	1992	87,359	93.4%	771	9.67	Kroger	—
171	Rollins Crossing	Round Lake Beach	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	192,849	96.3%	1,984	17.55	—	LA Fitness, Regal Cinemas
172	Twin Oaks Shopping Center	Silvis	IL	Davenport-Moline-Rock Island, IA-IL	1991	114,342	97.6%	750	6.72	Hy-Vee	Eye Surgeons Associates
173	Parkway Pointe	Springfield	IL	Springfield, IL	1994	38,737	85.9%	583	17.51	ALDI*	dressbarn, Family Christian Stores, Shoe Carnival	Target, Walmart
174	Sangamon Center North	Springfield	IL	Springfield, IL	1996	139,757	96.4%	1,325	9.83	Schnucks	U.S. Post Office
175	Tinley Park Plaza	Tinley Park	IL	Chicago-Naperville-Elgin, IL-IN-WI	1973	248,077	69.2%	2,105	12.26	Walt's Fine Foods	Planet Fitness, Tile Shop
176	Meridian Village	Carmel	IN	Indianapolis-Carmel-Anderson, IN	1990	130,769	78.1%	873	8.55	—	Dollar Tree, Godby Home Furnishings, Ollie's Bargain Outlet
177	Columbus Center	Columbus	IN	Columbus, IN	1964	143,043	100.0%	1,687	11.79	—	Big Lots, OfficeMax, T.J.Maxx, ULTA	Target
178	Elkhart Plaza West	Elkhart	IN	Elkhart-Goshen, IN	1997	81,651	85.8%	527	37.19	Martin's Super Market	CVS
179	Apple Glen Crossing	Fort Wayne	IN	Fort Wayne, IN	2002	150,163	91.2%	1,871	17.44	Walmart Supercenter*	Best Buy, Dick's Sporting Goods, PetSmart	Kohl's
180	Market Centre	Goshen	IN	Elkhart-Goshen, IN	1994	247,668	87.7%	1,731	16.04	Sam's Club, Walmart Supercenter*	—
181	Marwood Plaza	Indianapolis	IN	Indianapolis-Carmel-Anderson, IN	1992	107,080	84.1%	766	8.50	Kroger	—
182	Westlane Shopping Center	Indianapolis	IN	Indianapolis-Carmel-Anderson, IN	1968	71,602	100.0%	657	9.18	Save-A-Lot	Citi Trends
183	Valley View Plaza	Marion	IN	Marion, IN	1997	29,974	85.0%	357	14.01	Walmart Supercenter*	Aaron's
184	Bittersweet Plaza	Mishawaka	IN	South Bend-Mishawaka, IN-MI	2000	92,295	90.4%	731	8.81	Martin's Super Market	—
185	Lincoln Plaza	New Haven	IN	Fort Wayne, IN	1968	103,788	71.5%	565	7.62	Kroger	Go Workout
186	Speedway Super Center	Speedway	IN	Indianapolis-Carmel-Anderson, IN	1960	566,517	88.4%	4,613	9.26	Kroger	Burlington Stores, Kohl's, Oak Street Health Center, Petco, Sears Outlet, T.J.Maxx
187	Sagamore Park Centre (2)	West Lafayette	IN	Lafayette-West Lafayette, IN	2017	134,139	98.2%	1,251	9.65	Pay Less (Kroger)	—
188	Westchester Square	Lenexa	KS	Kansas City, MO-KS	1987	154,978	90.0%	1,345	9.65	Hy-Vee	—
189	West Loop Shopping Center	Manhattan	KS	Manhattan, KS	2013	215,261	95.8%	1,818	14.09	Dillons (Kroger)	Bellus Academy, Jo-Ann Fabric & Craft Stores, Marshalls
190	Green River Plaza	Campbellsville	KY	Campbellsville, KY	1989	198,315	99.0%	1,424	7.25	Kroger	Burke's Outlet, Goody’s, JC Penney, Jo-Ann Fabric & Craft Stores, Tractor Supply Co.
191	North Dixie Plaza	Elizabethtown	KY	Elizabethtown-Fort Knox, KY	1992	130,466	100.0%	1,052	8.06	—	At Home
192	Florence Plaza - Florence Square	Florence	KY	Cincinnati, OH-KY-IN	2014	686,526	90.8%	6,826	14.06	Kroger	Barnes & Noble, Burlington Stores, David's Bridal, Harbor Freight Tools, Hobby Lobby, Old Navy, Ollie's Bargain Outlet, Staples, T.J.Maxx
193	Highland Commons	Glasgow	KY	Glasgow, KY	1992	130,466	100.0%	780	5.98	Food Lion (Delhaize)	Kmart
194	Jeffersontown Commons	Jeffersontown	KY	Louisville/Jefferson County, KY-IN	1959	208,374	94.8%	1,780	9.50	—	King Pin Lanes, Louisville Athletic Club, Savers

Supplemental Disclosure - Three Months Ended June 30, 2017	Page 40

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

195	Mist Lake Plaza	Lexington	KY	Lexington-Fayette, KY	1993	217,292	100.0%	1,590	7.32	—	Gabriel Brothers, Walmart
196	London Marketplace	London	KY	London, KY	1994	169,032	99.1%	1,118	6.68	Kroger	Goody's
197	Eastgate Shopping Center	Louisville	KY	Louisville/Jefferson County, KY-IN	2002	174,947	100.0%	1,956	11.18	Kroger	Petco
198	Plainview Village	Louisville	KY	Louisville/Jefferson County, KY-IN	1997	165,467	90.6%	1,483	10.47	Kroger	Annie's Attic, Tuesday Morning
199	Stony Brook I & II	Louisville	KY	Louisville/Jefferson County, KY-IN	1988	158,940	99.4%	1,911	12.10	Kroger Marketplace	—
200	Towne Square North	Owensboro	KY	Owensboro, KY	1988	163,161	100.0%	1,319	8.08	—	Books-A-Million, Hobby Lobby, Office Depot
201	Lexington Road Plaza	Versailles	KY	Lexington-Fayette, KY	2007	197,668	100.0%	1,339	6.77	—	Kmart
202	Karam Shopping Center	Lafayette	LA	Lafayette, LA	1970	100,120	88.4%	313	3.54	Super 1 Foods	dd's Discounts (Ross)
203	Iberia Plaza	New Iberia	LA	Lafayette, LA	1992	131,731	99.0%	888	6.81	Super 1 Foods	—
204	Lagniappe Village	New Iberia	LA	Lafayette, LA	2010	201,360	90.5%	1,556	8.54	—	Big Lots, Citi Trends, Stage, T.J.Maxx
205	The Pines Shopping Center	Pineville	LA	Alexandria, LA	1991	179,039	97.8%	1,029	6.09	Super 1 Foods	—
206	Points West Plaza	Brockton	MA	Boston-Cambridge-Newton, MA-NH	1960	130,635	98.9%	1,034	8.01	PriceRite (Wakefern)	Citi Trends, L&M Bargain, Ocean State Job Lot
207	Burlington Square I, II & III	Burlington	MA	Boston-Cambridge-Newton, MA-NH	1992	74,800	100.0%	2,060	27.54	—	Golf Galaxy, Pyara Aveda Spa & Salon, Staples	Duluth Trading Co.
208	Chicopee Marketplace	Chicopee	MA	Springfield, MA	2005	151,003	100.0%	2,783	19.09	Walmart Supercenter*	Marshalls, Party City, Staples
209	Holyoke Shopping Center	Holyoke	MA	Springfield, MA	2000	195,995	94.6%	1,505	11.87	Super Stop & Shop (Ahold)	Jo-Ann Fabric & Craft Stores, Ocean State Job Lot
210	WaterTower Plaza	Leominster	MA	Worcester, MA-CT	2000	282,591	89.9%	2,881	11.34	Shaw's (Albertsons)	Barnes & Noble, Michaels, Petco, Staples, T.J.Maxx
211	Lunenberg Crossing	Lunenburg	MA	Worcester, MA-CT	1994	25,515	66.7%	266	15.63	Hannaford Bros. (Delhaize)*	—	Walmart
212	Lynn Marketplace	Lynn	MA	Boston-Cambridge-Newton, MA-NH	1968	78,046	100.0%	1,315	16.85	Shaw's (Albertsons)	Rainbow
213	Webster Square Shopping Center	Marshfield	MA	Boston-Cambridge-Newton, MA-NH	2005	182,734	98.7%	2,274	12.61	Star Market (Albertsons)	Marshalls, Ocean State Job Lot
214	Berkshire Crossing	Pittsfield	MA	Pittsfield, MA	1994	442,354	97.7%	3,920	20.80	Market 32	Barnes & Noble, Michaels, Staples, The Home Depot, Ulta, Walmart
215	Westgate Plaza	Westfield	MA	Springfield, MA	1996	103,903	98.7%	1,209	12.14	—	Ocean State Job Lot, Staples, T.J.Maxx
216	Perkins Farm Marketplace	Worcester	MA	Worcester, MA-CT	1967	207,538	79.1%	2,072	22.15	Super Stop & Shop (Ahold)	Citi Trends, Fallas Paredes
217	South Plaza Shopping Center	California	MD	California-Lexington Park, MD	2005	92,335	100.0%	1,809	19.59	—	Best Buy, Old Navy, Petco, Ross Dress for Less
218	Campus Village Shoppes	College Park	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	1986	25,529	100.0%	743	29.10	—	—
219	Fox Run	Prince Frederick	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	1997	292,849	97.8%	3,002	10.48	Giant Food (Ahold)	Jo-Ann Fabric & Craft Stores, Kmart, Peebles
220	Liberty Plaza	Randallstown	MD	Baltimore-Columbia-Towson, MD	1962	57,954	100.0%	951	16.41	Walmart Supercenter*	Marshalls
221	Rising Sun Towne Centre	Rising Sun	MD	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1998	146,852	100.0%	1,806	12.59	Martin's Food (Ahold)	Big Lots
222	Pine Tree Shopping Center	Portland	ME	Portland-South Portland, ME	1958	287,513	91.1%	1,927	20.61	—	Big Lots, Dollar Tree, Jo-Ann Fabric & Craft Stores, Lowe's
223	Arborland Center	Ann Arbor	MI	Ann Arbor, MI	2000	403,536	96.4%	6,215	16.20	Kroger	Bed Bath & Beyond, DSW, Marshalls, Michaels, Nordstrom Rack, Ulta
224	Maple Village (2)	Ann Arbor	MI	Ann Arbor, MI	2017	287,387	79.9%	2,993	13.04	Plum Market	Dunham's Sports, HomeGoods, LA Fitness, Sierra Trading Post, Stein Mart
225	Grand Crossing	Brighton	MI	Detroit-Warren-Dearborn, MI	2005	85,389	100.0%	902	10.56	Busch’s Fresh Food Market	ACE Hardware
226	Farmington Crossroads	Farmington	MI	Detroit-Warren-Dearborn, MI	1986	79,068	100.0%	809	10.23	—	Dollar Tree, Ollie's Bargain Outlet, True Value
227	Silver Pointe Shopping Center	Fenton	MI	Flint, MI	1996	162,059	86.4%	1,783	12.84	VG's Food (SpartanNash)	Dunham's Sports, Glik's
228	Cascade East	Grand Rapids	MI	Grand Rapids-Wyoming, MI	1983	99,529	79.8%	601	7.56	D&W Fresh Market (SpartanNash)	—
229	Delta Center	Lansing	MI	Lansing-East Lansing, MI	1985	186,246	96.1%	1,517	8.48	—	Bed Bath & Beyond, DXL Destination XL, Hobby Lobby, Planet Fitness
230	Lakes Crossing	Muskegon	MI	Muskegon, MI	2008	110,997	84.9%	1,434	16.64	—	Jo-Ann Fabric & Craft Stores, Party City, Shoe Carnival, Ulta	Kohl's
231	Redford Plaza	Redford	MI	Detroit-Warren-Dearborn, MI	1992	285,324	74.9%	2,396	11.21	—	Ace Hardware, Burlington Stores, CW Price, Dollar Tree
232	Hampton Village Centre	Rochester Hills	MI	Detroit-Warren-Dearborn, MI	2004	470,137	95.0%	5,886	17.34	—	Best Buy, DSW, Emagine Theatre, Kohl's, Old Navy, T.J.Maxx, Ulta	Target
233	Fashion Corners	Saginaw	MI	Saginaw, MI	2004	184,735	99.4%	1,831	9.97	—	Bed Bath & Beyond, Best Buy, Dunham's Sports, Guitar Center, Harbor Freight Tools
234	Green Acres (2)	Saginaw	MI	Saginaw, MI	2017	247,773	92.4%	1,536	14.22	Kroger	Planet Fitness, Rite Aid
235	Hall Road Crossing	Shelby Township	MI	Detroit-Warren-Dearborn, MI	1999	175,503	79.0%	2,021	14.57	—	Gander Mountain, Michaels, Old Navy, Ulta
236	Southfield Plaza	Southfield	MI	Detroit-Warren-Dearborn, MI	1970	101,724	98.5%	1,173	11.71	—	Party City, Planet Fitness	Burlington Stores
237	18 Ryan	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1997	101,709	48.8%	640	12.90	—	O'Reilly Auto Parts, Planet Fitness
238	Delco Plaza	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1996	154,853	100.0%	1,020	6.59	—	Babies"R"Us, Bed Bath & Beyond, Dunham's Mega Sports, Tenpenny Furniture
239	Grand Traverse Crossing	Traverse City	MI	Traverse City, MI	1996	411,758	100.0%	2,960	27.43	Walmart Supercenter	Books-A-Million, PetSmart, Staples, The Home Depot, Toys"R"Us, Ulta
240	West Ridge	Westland	MI	Detroit-Warren-Dearborn, MI	1989	162,874	72.0%	1,200	10.23	—	Bed Bath & Beyond, Crunch Fitness, Party City, Petco	Burlington Stores, Target
241	Roundtree Place	Ypsilanti	MI	Ann Arbor, MI	1992	246,620	96.9%	1,130	13.05	Walmart Supercenter	Harbor Freight Tools, Ollie's Bargain Outlet
242	Washtenaw Fountain Plaza	Ypsilanti	MI	Ann Arbor, MI	2005	123,706	96.0%	842	7.09	Save-A-Lot	Dollar Tree, Dunham's Sports, Planet Fitness
243	Southport Centre I - VI	Apple Valley	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1985	124,937	97.6%	2,045	16.77	SuperTarget*	Best Buy, Dollar Tree, Walgreens

Supplemental Disclosure - Three Months Ended June 30, 2017	Page 41

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

244	Austin Town Center	Austin	MN	Austin, MN	1999	108,486	65.2%	463	8.31	ALDI	Jo-Ann Fabric & Craft Stores
245	Burning Tree Plaza	Duluth	MN	Duluth, MN-WI	1987	182,969	97.7%	2,069	11.58	—	Best Buy, David's Bridal, Dunham's Sports, Jo-Ann Fabric & Craft Stores, T.J.Maxx
246	Elk Park Center	Elk River	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	204,992	89.1%	1,946	10.66	Cub Foods (Jerry's Foods)	OfficeMax
247	Westwind Plaza	Minnetonka	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2007	87,942	91.5%	1,346	16.73	Cub Foods (Supervalu)*	—
248	Richfield Hub	Richfield	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1952	213,595	87.9%	2,233	11.90	Rainbow Foods (Jerry's Foods)	FLEX Academy, Marshalls, Michaels
249	Roseville Center	Roseville	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2000	69,537	57.2%	630	15.84	Cub Foods (Jerry's Foods)*	Dollar Tree
250	Marketplace @ 42	Savage	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	114,505	96.9%	1,772	15.98	Fresh Thyme Farmers Market	Marshalls
251	Sun Ray Shopping Center	St. Paul	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1958	291,048	91.6%	2,566	12.78	Cub Foods (Supervalu)	Planet Fitness, T.J.Maxx, Valu Thrift Store
252	White Bear Hills Shopping Center	White Bear Lake	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1996	73,095	98.4%	703	9.77	Festival Foods	Dollar Tree
253	Ellisville Square	Ellisville	MO	St. Louis, MO-IL	1989	139,087	77.4%	1,434	13.73	—	Michaels, Party City, Petco, Tuesday Morning
254	Clocktower Place	Florissant	MO	St. Louis, MO-IL	1987	207,317	89.8%	1,451	7.93	ALDI	Florissant Furniture & Rug Gallery, K&G Fashion Superstore, Ross Dress for Less
255	Hub Shopping Center	Independence	MO	Kansas City, MO-KS	1995	160,423	89.5%	793	5.91	Price Chopper	—
256	Watts Mill Plaza	Kansas City	MO	Kansas City, MO-KS	1997	161,717	90.4%	1,279	8.74	Price Chopper	Ace Hardware
257	Liberty Corners	Liberty	MO	Kansas City, MO-KS	1987	124,808	85.1%	917	8.63	Price Chopper	—
258	Maplewood Square	Maplewood	MO	St. Louis, MO-IL	1998	71,590	93.6%	474	7.08	Shop 'n Save (Supervalu)	—
259	Clinton Crossing	Clinton	MS	Jackson, MS	1990	112,148	98.8%	1,069	9.94	Kroger	—
260	County Line Plaza	Jackson	MS	Jackson, MS	1997	221,127	86.0%	2,007	11.14	—	Burke's Outlet, Burlington Stores, Conn's, Kirkland's, Tuesday Morning
261	Devonshire Place	Cary	NC	Raleigh, NC	1996	106,680	100.0%	1,591	15.24	—	Burlington Stores, Dollar Tree, REI
262	McMullen Creek Market	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1988	277,415	87.5%	3,114	12.82	Walmart Neighborhood Market	Burlington Stores, Dollar Tree, Rugged Wearhouse, Staples
263	The Commons at Chancellor Park	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1994	348,604	99.1%	1,971	8.21	Patel Brothers	Big Lots, Fallas Paredes, Gabriel Brothers, The Home Depot, Value City Furniture
264	Macon Plaza	Franklin	NC	—	2001	92,787	94.1%	474	10.50	BI-LO (Southeastern Grocers)	Peebles
265	Garner Towne Square	Garner	NC	Raleigh, NC	1997	184,347	87.6%	2,012	12.46	Kroger	OfficeMax, PetSmart	Target, The Home Depot
266	Franklin Square	Gastonia	NC	Charlotte-Concord-Gastonia, NC-SC	1989	317,705	76.5%	2,853	13.42	Walmart Supercenter*	Best Buy, Dollar Tree, Michaels, Ross Dress for Less
267	Wendover Place	Greensboro	NC	Greensboro-High Point, NC	2000	406,768	99.5%	4,984	14.41	—	Babies"R"Us, Christmas Tree Shops, Dick's Sporting Goods, Kohl's, Old Navy, PetSmart, Rainbow	Ross Dress for Less, Target
268	University Commons	Greenville	NC	Greenville, NC	1996	233,153	96.2%	3,026	13.49	Harris Teeter (Kroger)	A.C. Moore, Barnes & Noble, Petco, T.J.Maxx	Target
269	Valley Crossing	Hickory	NC	Hickory-Lenoir-Morganton, NC	2014	191,431	100.0%	1,757	9.18	—	Academy Sports + Outdoors, Dollar Tree, Fallas Paredes, Harbor Freight Tools, Ollie's Bargain Outlet
270	Kinston Pointe	Kinston	NC	Kinston, NC	2001	250,580	100.0%	945	3.77	Walmart Supercenter	Dollar Tree
271	Magnolia Plaza	Morganton	NC	Hickory-Lenoir-Morganton, NC	1990	104,539	47.0%	246	5.01	—	—
272	Roxboro Square	Roxboro	NC	Durham-Chapel Hill, NC	2005	97,226	93.8%	1,381	15.14	—	Person County Health & Human Services
273	Innes Street Market	Salisbury	NC	Charlotte-Concord-Gastonia, NC-SC	2002	349,425	98.7%	3,865	11.21	Food Lion (Delhaize)	Lowe's, Marshalls, Old Navy, PetSmart, Staples, Tinseltown
274	Salisbury Marketplace	Salisbury	NC	Charlotte-Concord-Gastonia, NC-SC	1987	79,732	82.5%	687	10.44	Food Lion (Delhaize)	Citi Trends, Family Dollar
275	Crossroads	Statesville	NC	Charlotte-Concord-Gastonia, NC-SC	1997	340,189	98.8%	2,128	6.33	Walmart Supercenter	Big Lots, Burkes Outlet, Tractor Supply
276	Anson Station	Wadesboro	NC	—	1988	132,353	62.6%	519	6.27	Food Lion (Delhaize)	Peebles, Tractor Supply Co.
277	New Centre Market	Wilmington	NC	Wilmington, NC	1998	143,762	97.5%	1,987	14.57	—	OfficeMax, PetSmart, Sportsmans Warehouse	Target
278	University Commons	Wilmington	NC	Wilmington, NC	2007	235,345	100.0%	3,550	15.08	Lowes Foods	A.C. Moore, HomeGoods, T.J.Maxx
279	Whitaker Square	Winston Salem	NC	Winston-Salem, NC	1996	82,760	100.0%	1,238	14.96	Harris Teeter (Kroger)	—
280	Parkway Plaza	Winston-Salem	NC	Winston-Salem, NC	2005	283,830	89.5%	2,858	11.85	Super Compare Foods	Big Lots, Citi Trends, Office Depot
281	Stratford Commons	Winston-Salem	NC	Winston-Salem, NC	1995	72,308	94.8%	978	14.27	—	Golf Galaxy, Mattress Firm, OfficeMax
282	Bedford Grove	Bedford	NH	Manchester-Nashua, NH	1989	216,941	79.1%	1,719	32.78	—	Boston Interiors, Walmart
283	Capitol Shopping Center	Concord	NH	Concord, NH	2001	182,887	100.0%	2,036	11.39	DeMoulas Supermarkets	Burlington Stores, Jo-Ann Fabric & Craft Stores, Marshalls
284	Willow Springs Plaza	Nashua	NH	Manchester-Nashua, NH	1990	131,248	100.0%	2,354	19.55	—	JC Penney, New Hampshire Liquor and Wine Outlet, Petco	The Home Depot
285	Seacoast Shopping Center	Seabrook	NH	Boston-Cambridge-Newton, MA-NH	1991	91,690	80.2%	404	5.73	—	Jo-Ann Fabric & Craft Stores, NH1 MotorPlex	Cardi's Furniture, Ocean State Job Lot
286	Tri-City Plaza	Somersworth	NH	Boston-Cambridge-Newton, MA-NH	1990	150,004	100.0%	1,486	9.91	Market Basket (DeMoulas Supermarkets)	T.J.Maxx
287	Laurel Square	Brick	NJ	New York-Newark-Jersey City, NY-NJ-PA	2003	246,235	68.2%	1,089	7.02	—	Kmart, Planet Fitness
288	The Shoppes at Cinnaminson	Cinnaminson	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2010	298,309	95.1%	4,206	21.97	ShopRite	Burlington Stores, Ross Dress For Less
289	Acme Clark	Clark	NJ	New York-Newark-Jersey City, NY-NJ-PA	2007	52,812	100.0%	1,422	26.93	Acme (Albertsons)	—
290	Collegetown Shopping Center	Glassboro	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1966	250,408	97.5%	2,270	9.30	—	Kmart, LA Fitness, Staples
291	Hamilton Plaza	Hamilton	NJ	Trenton, NJ	1972	148,919	98.0%	1,069	7.33	—	Hibachi Grill & Supreme Buffet, Kmart, Planet Fitness
292	Bennetts Mills Plaza	Jackson	NJ	New York-Newark-Jersey City, NY-NJ-PA	2002	127,230	91.1%	1,537	13.26	Super Stop & Shop (Ahold)	—

Supplemental Disclosure - Three Months Ended June 30, 2017	Page 42

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

293	Lakewood Plaza	Lakewood	NJ	New York-Newark-Jersey City, NY-NJ-PA	1966	201,010	99.2%	3,172	15.90	Gourmet Glatt Market	Dollar Tree
294	Marlton Crossing	Marlton	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1986	332,671	97.8%	5,620	17.28	—	Burlington Stores, DSW, HomeGoods, Michaels, T.J. Maxx
295	Middletown Plaza	Middletown	NJ	New York-Newark-Jersey City, NY-NJ-PA	2001	197,066	88.7%	3,488	20.25	ShopRite	Petco, Rite Aid
296	Larchmont Centre	Mount Laurel	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1985	103,787	88.5%	1,127	30.70	ShopRite	—
297	Old Bridge Gateway	Old Bridge	NJ	New York-Newark-Jersey City, NY-NJ-PA	1995	246,120	95.2%	3,923	16.74	Bhavani Food Market	Marshalls, Modell's Sporting Goods, Pep Boys, Petco, Robert Wood Johnson Fitness
298	Morris Hills Shopping Center	Parsippany	NJ	New York-Newark-Jersey City, NY-NJ-PA	1994	159,561	100.0%	3,099	19.42	—	Blink Fitness (Equinox), Cinepolis, HomeGoods, Marshalls
299	Rio Grande Plaza	Rio Grande	NJ	Ocean City, NJ	1997	141,330	92.0%	1,514	11.65	ShopRite*	JC Penney, Peebles, PetSmart
300	Ocean Heights Plaza	Somers Point	NJ	Atlantic City-Hammonton, NJ	2006	179,199	99.1%	3,352	18.87	ShopRite	Pier 1 Imports, Staples
301	Springfield Place	Springfield	NJ	New York-Newark-Jersey City, NY-NJ-PA	1965	34,409	100.0%	532	15.46	ShopRite	—
302	Tinton Falls Plaza	Tinton Falls	NJ	New York-Newark-Jersey City, NY-NJ-PA	2006	98,410	80.1%	1,343	17.03	Acme (Albertsons)*	Dollar Tree, WOW! Fitness
303	Cross Keys Commons	Turnersville	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	216,323	92.4%	3,262	16.89	Walmart Supercenter*	Marshalls, Rainbow, Ross Dress for Less, Staples, ULTA
304	Dover Park Plaza	Yardville	NJ	Trenton, NJ	2005	56,638	82.2%	723	15.54	—	CVS, Dollar Tree
305	St Francis Plaza	Santa Fe	NM	Santa Fe, NM	1993	35,800	100.0%	460	12.85	—	Walgreens
306	Smith's	Socorro	NM	—	1976	48,000	100.0%	506	10.54	—	—
307	Galleria Commons	Henderson	NV	Las Vegas-Henderson-Paradise, NV	1998	278,411	100.0%	3,226	11.73	—	Babies"R"Us, Burlington Stores, Kirkland’s, Stein Mart, T.J.Maxx, Tuesday Morning
308	Montecito Marketplace	Las Vegas	NV	Las Vegas-Henderson-Paradise, NV	2006	190,434	100.0%	3,848	30.76	Smith's (Kroger)	T.J.Maxx
309	Renaissance Center East	Las Vegas	NV	Las Vegas-Henderson-Paradise, NV	1981	144,216	78.4%	1,315	11.63	—	Savers
310	Parkway Plaza	Carle Place	NY	New York-Newark-Jersey City, NY-NJ-PA	1993	89,704	99.1%	2,623	29.50	—	Minado, Stew Leonard's Wines, T.J.Maxx
311	Erie Canal Centre (2)	Dewitt	NY	Syracuse, NY	2017	116,488	100.0%	1,448	12.43	—	Burlington Stores, Dick's Sporting Goods, Michaels
312	Unity Plaza	East Fishkill	NY	New York-Newark-Jersey City, NY-NJ-PA	2005	67,462	100.0%	1,423	21.09	Acme (Albertsons) *	True Value
313	Suffolk Plaza	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1998	84,480	27.8%	672	28.62	BJ's Wholesale*, Walmart Supercenter*	—	Kohl's
314	Three Village Shopping Center	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1991	77,458	92.6%	1,884	26.26	Wild by Nature Market*	Ace Hardware	Rite Aid
315	Stewart Plaza	Garden City	NY	New York-Newark-Jersey City, NY-NJ-PA	1990	193,622	97.2%	2,922	15.53	—	Burlington Stores, Dollar Tree, K&G Fashion Superstore
316	Genesee Valley Shopping Center	Geneseo	NY	Rochester, NY	2007	191,314	89.3%	1,627	9.82	Wegmans	Peebles, PetSmart, Tractor Supply Co.
317	Dalewood I, II & III Shopping Center	Hartsdale	NY	New York-Newark-Jersey City, NY-NJ-PA	1972	191,441	100.0%	6,530	34.85	Best Mart, H-Mart	Christmas Tree Shops, Rite Aid, T.J.Maxx
318	Hornell Plaza	Hornell	NY	Corning, NY	2005	253,335	100.0%	2,108	8.32	Wegmans	Dollar Tree, Walmart
319	Cayuga Mall	Ithaca	NY	Ithaca, NY	1969	204,830	85.0%	1,547	8.89	—	Big Lots, Jo-Ann Fabric & Craft Stores, Party City, Rite Aid, True Value
320	Kings Park Plaza	Kings Park	NY	New York-Newark-Jersey City, NY-NJ-PA	1985	71,942	97.4%	1,690	24.12	Key Food Marketplace	T.J.Maxx
321	Village Square Shopping Center	Larchmont	NY	New York-Newark-Jersey City, NY-NJ-PA	1981	17,000	100.0%	584	34.35	Trader Joe's	—
322	Falcaro's Plaza	Lawrence	NY	New York-Newark-Jersey City, NY-NJ-PA	1972	61,118	57.2%	930	26.58	—	Advance Auto Parts
323	Shops at Seneca Mall	Liverpool	NY	Syracuse, NY	2005	230,924	66.7%	707	4.59	—	Big Lots, Kmart	Raymour & Flanigan
324	Mamaroneck Centre	Mamaroneck	NY	New York-Newark-Jersey City, NY-NJ-PA	1976	24,978	49.0%	514	42.02	—	CVS
325	Sunshine Square	Medford	NY	New York-Newark-Jersey City, NY-NJ-PA	2007	223,322	90.9%	2,752	13.56	Super Stop & Shop (Ahold)	Planet Fitness, Savers
326	Wallkill Plaza	Middletown	NY	New York-Newark-Jersey City, NY-NJ-PA	1986	209,910	97.8%	2,103	10.56	—	Ashley Furniture, Big Lots, Citi Trends, David's Bridal, Hobby Lobby
327	Monroe ShopRite Plaza	Monroe	NY	New York-Newark-Jersey City, NY-NJ-PA	1985	122,007	100.0%	1,929	15.81	ShopRite	Retro Fitness, Rite Aid, U.S. Post Office
328	Rockland Plaza	Nanuet	NY	New York-Newark-Jersey City, NY-NJ-PA	2006	251,537	100.0%	6,534	25.98	A Matter of Health	Barnes & Noble, Lemon Pop, Marshalls, Modell's Sporting Goods, Petco
329	North Ridge Shopping Center	New Rochelle	NY	New York-Newark-Jersey City, NY-NJ-PA	1971	37,170	95.6%	1,392	39.17	—	Harmon Discount
330	Nesconset Shopping Center	Port Jefferson Station	NY	New York-Newark-Jersey City, NY-NJ-PA	1961	122,996	95.9%	2,467	20.91	—	Dollar Tree, HomeGoods
331	Port Washington	Port Washington	NY	New York-Newark-Jersey City, NY-NJ-PA	1968	19,600	100.0%	112	5.71	North Shore Farms	—
332	Roanoke Plaza	Riverhead	NY	New York-Newark-Jersey City, NY-NJ-PA	2002	99,131	100.0%	1,821	18.37	Best Yet Market	CVS, T.J.Maxx
333	Rockville Centre	Rockville Centre	NY	New York-Newark-Jersey City, NY-NJ-PA	1975	44,131	94.3%	1,099	26.40	—	HomeGoods, Rite Aid
334	Mohawk Acres Plaza	Rome	NY	Utica-Rome, NY	2005	156,680	85.1%	1,369	21.62	Price Chopper	Family Dollar
335	College Plaza	Selden	NY	New York-Newark-Jersey City, NY-NJ-PA	2013	180,182	97.8%	3,136	18.26	ShopRite	A.C. Moore, Blink Fitness (Equinox), Bob's Stores	Firestone
336	Campus Plaza	Vestal	NY	Binghamton, NY	2003	160,744	100.0%	1,875	11.67	—	Olum's Furniture & Appliances, Rite Aid, Staples
337	Parkway Plaza	Vestal	NY	Binghamton, NY	1995	204,954	100.0%	2,185	10.66	PriceRite (Wakefern)	Bed Bath & Beyond, Kohl's, PetSmart, Target	Target
338	Shoppes at Vestal	Vestal	NY	Binghamton, NY	2000	92,328	100.0%	1,485	16.08	—	HomeGoods, Michaels, Old Navy
339	Town Square Mall	Vestal	NY	Binghamton, NY	1991	293,181	99.4%	4,711	16.17	Sam's Club*, Walmart Supercenter*	A.C. Moore, AMC Cinemas, Barnes & Noble, Dick's Sporting Goods, Dollar Tree, DSW, T.J.Maxx, Ulta
340	The Plaza at Salmon Run	Watertown	NY	Watertown-Fort Drum, NY	1993	68,761	94.1%	707	10.92	Hannaford Bros. (Delhaize)	Red Robin Gourmet Burger	Lowe's
341	Highridge Plaza	Yonkers	NY	New York-Newark-Jersey City, NY-NJ-PA	1977	88,501	94.5%	2,255	26.97	H-Mart	—
342	Brunswick Town Center	Brunswick	OH	Cleveland-Elyria, OH	2004	138,407	94.5%	1,833	14.02	Giant Eagle	—	The Home Depot
343	30th Street Plaza	Canton	OH	Canton-Massillon, OH	1999	157,055	87.1%	1,463	10.69	Giant Eagle, Marc's	—

Supplemental Disclosure - Three Months Ended June 30, 2017	Page 43

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

344	Brentwood Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2004	222,174	96.1%	2,404	17.58	Kroger	Petco, Planet Fitness, Rainbow
345	Delhi Shopping Center	Cincinnati	OH	Cincinnati, OH-KY-IN	1973	164,750	96.8%	1,399	8.77	Kroger	Pet Supplies Plus
346	Harpers Station	Cincinnati	OH	Cincinnati, OH-KY-IN	1994	252,233	98.5%	3,467	13.95	Fresh Thyme Farmers Market	HomeGoods, LA Fitness, Pet Supplies Plus, Stein Mart, T.J.Maxx
347	Western Hills Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	1954	314,754	99.4%	3,834	12.59	—	Bed Bath & Beyond, Michaels, Sears, Staples, T.J.Maxx	Target
348	Western Village	Cincinnati	OH	Cincinnati, OH-KY-IN	2005	115,116	93.8%	957	30.52	Kroger	—
349	Crown Point	Columbus	OH	Columbus, OH	1980	144,931	93.1%	1,341	9.94	Kroger	Dollar Tree, Planet Fitness
350	Greentree Shopping Center	Columbus	OH	Columbus, OH	2005	130,773	81.9%	1,086	10.96	Kroger	—
351	Brandt Pike Place	Dayton	OH	Dayton, OH	2008	17,900	88.8%	154	9.69	Kroger*	—
352	South Towne Centre	Dayton	OH	Dayton, OH	1972	333,998	98.1%	4,294	14.06	Health Foods Unlimited	Burlington Stores, Christmas Tree Shops, Jo-Ann Fabric & Craft Stores, Party City, Petsmart, Value City Furniture
353	The Vineyards	Eastlake	OH	Cleveland-Elyria, OH	1989	144,820	90.9%	739	5.62	—	American Freight Furniture & Mattress, Dollar Tree, Harbor Freight Tools, Powerhouse Gym
354	Southland Shopping Center	Middleburg Heights	OH	Cleveland-Elyria, OH	1951	695,261	96.6%	6,496	9.67	BJ's Wholesale Club, Giant Eagle, Marc's	Aspire Fitness, Burlington Stores, Cleveland Furniture Bank, Jo-Ann Fabric & Craft Stores, Marshalls, Party City
355	The Shoppes at North Olmsted	North Olmsted	OH	Cleveland-Elyria, OH	2002	70,003	98.2%	1,037	15.09	—	Ollie's Bargain Outlet, Sears Outlet
356	The Shoppes at North Ridgeville	North Ridgeville	OH	Cleveland-Elyria, OH	2002	59,852	100.0%	887	14.82	—	Pat Catan's Craft Centers
357	Surrey Square Mall	Norwood	OH	Cincinnati, OH-KY-IN	2010	175,167	98.7%	2,206	24.89	Kroger	Marshalls
358	Market Place	Piqua	OH	Dayton, OH	1972	182,487	93.9%	702	7.21	Kroger	Roses
359	Brice Park	Reynoldsburg	OH	Columbus, OH	1989	158,565	85.1%	1,185	9.60	—	Ashley Furniture, Citi Trends, Michaels
360	Streetsboro Crossing	Streetsboro	OH	Akron, OH	2002	89,436	100.0%	685	7.66	Giant Eagle	—	Lowe's, Target
361	Miracle Mile Shopping Plaza	Toledo	OH	Toledo, OH	1955	315,515	82.3%	1,575	10.26	Kroger	Aspire Fitness, Big Lots, Harbor Freight Tools
362	Southland Shopping Plaza	Toledo	OH	Toledo, OH	1988	293,598	85.3%	1,637	6.54	Kroger	Big Lots, Planet Fitness, Shopper's World
363	Wadsworth Crossings	Wadsworth	OH	Cleveland-Elyria, OH	2005	118,145	85.1%	1,694	17.38	—	Bed Bath & Beyond, OfficeMax, Petco	Kohl's, Lowe's, Target
364	Northgate Plaza	Westerville	OH	Columbus, OH	2008	15,219	100.0%	248	16.30	Kroger*	—	The Home Depot
365	Marketplace	Tulsa	OK	Tulsa, OK	1992	186,851	100.0%	1,837	9.83	—	Conn's, David's Bridal, Drysdales Western Wear, PetSmart	Best Buy
366	Village West	Allentown	PA	Allentown-Bethlehem-Easton, PA-NJ	1999	140,474	98.7%	2,613	18.84	Giant Food (Ahold)	CVS, Dollar Tree
367	Park Hills Plaza	Altoona	PA	Altoona, PA	1985	278,586	79.7%	1,966	8.86	Weis Markets	A.C. Moore, Dunham's Sports, Harbor Freight, Shoe Carnival, Toys"R"Us
368	Bensalem Square	Bensalem	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1986	70,378	100.0%	746	10.60	Redner's Warehouse Market	—	Premiere Storage
369	Bethel Park Shopping Center	Bethel Park	PA	Pittsburgh, PA	1965	199,079	100.0%	1,932	10.76	Giant Eagle	Walmart
370	Bethlehem Square	Bethlehem	PA	Allentown-Bethlehem-Easton, PA-NJ	1994	389,450	99.5%	3,897	15.19	Giant Food (Ahold)	T.J.Maxx, The Home Depot, Walmart
371	Lehigh Shopping Center	Bethlehem	PA	Allentown-Bethlehem-Easton, PA-NJ	1955	378,358	97.3%	3,436	11.70	Giant Food (Ahold)	Big Lots, Citi Trends, Dollar Tree, Gold Gyms, Mega Marshalls, PetSmart, Rite Aid, Staples, Wells Fargo, Wines & Spirits
372	Bristol Park	Bristol	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1993	283,153	94.5%	2,296	8.58	Walmart Supercenter	Ollie's Bargain Outlet
373	Chalfont Village Shopping Center	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	46,051	77.7%	435	12.15	—	—
374	New Britain Village Square	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	143,716	93.8%	2,403	17.83	Giant Food (Ahold)	Tuesday Morning
375	Collegeville Shopping Center (2)	Collegeville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2017	111,210	67.7%	1,063	14.13	Kimberton Whole Foods	Pep Boys, Rascal Fitness
376	Whitemarsh Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	67,476	100.0%	1,531	22.69	Giant Food (Ahold)	Wine & Spirits Shoppe
377	Valley Fair	Devon	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2001	105,086	100.0%	1,078	10.26	—	Chuck E. Cheese's, Mealey's Furniture
378	Dickson City Crossings	Dickson City	PA	Scranton--Wilkes-Barre--Hazleton, PA	1997	312,699	91.1%	3,041	17.76	—	Dollar Tree, Dick's Sporting Goods, Party City, PetSmart, T.J.Maxx, The Home Depot
379	Dillsburg Shopping Center	Dillsburg	PA	York-Hanover, PA	1994	153,088	92.3%	1,799	12.99	Giant Food (Ahold)	Dollar Tree, Rite Aid, Tractor Supply Co.
380	Barn Plaza	Doylestown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	237,681	100.0%	3,398	14.30	—	Kohl's, Marshalls, Regal Cinemas
381	Pilgrim Gardens	Drexel Hill	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1955	75,223	100.0%	1,236	16.43	—	Dollar Tree, Ross Dress for Less, Tuesday Morning, US Post Office
382	Gilbertsville Shopping Center	Gilbertsville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	85,576	95.6%	834	10.19	Weis Markets	Anytime Fitness, National Auto Stores, Wine & Spirits
383	Mount Carmel Plaza	Glenside	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1975	14,504	94.1%	186	13.62	—	SGS Paper
384	Kline Plaza	Harrisburg	PA	Harrisburg-Carlisle, PA	1952	214,628	87.9%	1,761	9.33	Giant Food (Ahold)	Citi Trends
385	New Garden Center	Kennett Square	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1979	144,920	95.3%	1,053	7.80	—	Big Lots, Ollie's Bargain Outlet
386	Stone Mill Plaza	Lancaster	PA	Lancaster, PA	2008	106,736	100.0%	1,321	12.38	Giant Food (Ahold)	—
387	Woodbourne Square	Langhorne	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1984	29,821	93.3%	586	21.06	—	—
388	North Penn Market Place	Lansdale	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1977	58,358	90.7%	931	18.88	Weis Markets*	—
389	New Holland Shopping Center	New Holland	PA	Lancaster, PA	1995	65,878	100.0%	568	8.62	Grocery Outlet	Family Dollar
390	Village at Newtown	Newtown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	176,949	81.9%	3,684	25.42	McCaffrey's	Pier 1 Imports
391	Cherry Square	Northampton	PA	Allentown-Bethlehem-Easton, PA-NJ	1989	75,005	96.3%	728	10.08	Redner's Warehouse Market	—
392	Ivyridge	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1963	106,353	96.1%	2,471	24.17	—	Dollar Tree, Target, Wine & Spirits

Supplemental Disclosure - Three Months Ended June 30, 2017	Page 44

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

393	Roosevelt Mall	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1964	561,863	97.2%	7,844	33.61	—	Macy's, Modell's Sporting Goods, Rainbow, Ross Dress For Less
394	Shoppes at Valley Forge	Phoenixville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2003	176,676	98.5%	1,375	7.90	Redner's Warehouse Market	French Creek Outfitters, Staples
395	County Line Plaza	Souderton	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1971	154,758	100.0%	1,570	10.54	ALDI	Dollar Tree, Planet Fitness, Rite Aid, VF Outlet
396	69th Street Plaza	Upper Darby	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1994	41,711	100.0%	415	9.95	Fresh Grocer (Wakefern)*	EZ Bargains, Rent-A-Center, Super Dollar City
397	Warminster Towne Center	Warminster	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1997	237,152	100.0%	3,443	15.75	ShopRite	A.C. Moore, Kohls, Modell's Sporting Goods, Old Navy, Party City, PetSmart, Ross Dress for Less	Kohl's
398	Shops at Prospect	West Hempfield	PA	Lancaster, PA	1994	63,392	97.6%	696	11.25	Musser's Markets	Hallmark	Kmart
399	Whitehall Square	Whitehall	PA	Allentown-Bethlehem-Easton, PA-NJ	2006	315,192	94.8%	3,423	11.45	Redner's Warehouse Market	Dollar Tree, Gabriel Brothers, Mealey's Furniture, National Tire & Battery, PetSmart, Ross Dress for Less, Staples
400	Wilkes-Barre Township Marketplace	Wilkes-Barre	PA	Scranton--Wilkes-Barre--Hazleton, PA	2004	307,610	94.6%	2,058	30.04	Walmart Supercenter	Chuck E Cheese, Cracker Barrel, Party City, Shoe Carnival
401	Hunt River Commons	North Kingstown	RI	Providence-Warwick, RI-MA	1989	148,126	83.8%	1,345	10.83	Super Stop & Shop (Ahold)	Marshalls, Planet Fitness
402	Belfair Towne Village	Bluffton	SC	Hilton Head Island-Bluffton-Beaufort, SC	2006	165,039	93.7%	2,268	14.66	Kroger	Stein Mart
403	Milestone Plaza	Greenville	SC	Greenville-Anderson-Mauldin, SC	1995	89,721	100.0%	1,573	17.53	BI-LO (Southeastern Grocers)	—
404	Circle Center	Hilton Head	SC	Hilton Head Island-Bluffton-Beaufort, SC	2000	65,313	98.2%	823	12.84	BI-LO (Southeastern Grocers)	—
405	Island Plaza	James Island	SC	Charleston-North Charleston, SC	1994	171,224	100.0%	1,396	8.47	Food Lion (Delhaize)	Dollar Tree, Gold's Gym, Tuesday Morning
406	Festival Centre	North Charleston	SC	Charleston-North Charleston, SC	1987	325,347	78.4%	2,283	9.08	—	Gold's Gym, Intercontinental Hotels Group, New Spring Church, Sears Outlet
407	Remount Village Shopping Center	North Charleston	SC	Charleston-North Charleston, SC	1996	60,238	12.0%	84	11.67	—	—
408	Fairview Corners I & II	Simpsonville	SC	Greenville-Anderson-Mauldin, SC	2003	131,002	98.0%	1,935	15.08	—	Ross Dress for Less, T.J.Maxx	Target
409	Hillcrest Market Place	Spartanburg	SC	Spartanburg, SC	1965	360,277	88.9%	3,573	11.74	Publix	Marshalls, NCG Cinemas, Office Depot, Petco, Ross Dress for Less, Stein Mart
410	Shoppes at Hickory Hollow	Antioch	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1986	144,469	84.9%	1,366	11.14	Kroger	Citi Trends
411	East Ridge Crossing	Chattanooga	TN	Chattanooga, TN-GA	1999	58,950	86.1%	550	10.84	Food Lion (Delhaize)	—
412	Watson Glen Shopping Center	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	265,027	98.9%	2,686	10.34	ALDI	At Home, Big Lots, Franklin Athletic Club, Trees n Trends
413	Williamson Square	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	331,386	98.8%	3,322	10.15	—	Grace Church Nashville, Hard Knocks, Hobby Lobby, Planet Fitness, Skyzone, USA Baby
414	Greensboro Village	Gallatin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2005	70,203	97.7%	1,004	14.63	Publix	—
415	Greeneville Commons	Greeneville	TN	Greeneville, TN	2002	228,618	93.6%	1,538	12.30	—	Belk, Burkes Outlet, JC Penney, Kmart
416	Oakwood Commons	Hermitage	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1989	267,558	92.1%	2,777	11.43	Publix	Bed Bath & Beyond, Dollar Tree, Goody’s, PetSmart, Ross Dress for Less
417	Kimball Crossing	Kimball	TN	Chattanooga, TN-GA	2007	280,476	98.9%	1,894	7.52	Walmart Supercenter	Goody's	Lowe's
418	Kingston Overlook	Knoxville	TN	Knoxville, TN	1996	122,536	100.0%	1,136	9.52	—	Babies"R"Us, Badcock Home Furniture, Sears Outlet
419	Farrar Place	Manchester	TN	Tullahoma-Manchester, TN	1989	43,220	100.0%	388	8.98	Food Lion (Delhaize)	—
420	The Commons at Wolfcreek	Memphis	TN	Memphis, TN-MS-AR	2014	659,193	86.4%	8,647	15.84	—	Academy Sports + Outdoors, Best Buy, Big Lots, Dave & Busters, David's Bridal, DSW, Office Depot, PetSmart, T.J.Maxx, Value City Furniture	Target, The Home Depot, Toys"R"Us
421	Georgetown Square	Murfreesboro	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2003	114,117	85.4%	1,141	11.71	Kroger	Aaron's
422	Nashboro Village	Nashville	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1998	86,811	100.0%	1,061	12.22	Kroger	—	Walgreens
423	Commerce Central	Tullahoma	TN	Tullahoma-Manchester, TN	1995	182,401	98.3%	1,246	6.95	Walmart Supercenter	Dollar Tree
424	Merchant's Central	Winchester	TN	Tullahoma-Manchester, TN	1997	208,123	95.2%	1,182	5.97	Walmart Supercenter	Goody's
425	Palm Plaza	Aransas	TX	Corpus Christi, TX	2002	50,475	86.4%	287	8.01	—	Bealls (Stage Stores), Family Dollar
426	Bardin Place Center	Arlington	TX	Dallas-Fort Worth-Arlington, TX	1993	420,550	100.0%	4,084	9.71	WinCo Foods	Hemispheres, Hobby Lobby, Ross Dress for Less
427	Parmer Crossing	Austin	TX	Austin-Round Rock, TX	1989	169,552	100.0%	1,829	10.79	—	Big Lots, Dollar Tree, Harbor Freight Tools, Mega Furniture	Fry's Electronics
428	Baytown Shopping Center	Baytown	TX	Houston-The Woodlands-Sugar Land, TX	1987	95,941	82.4%	875	11.07	—	24 Hour Fitness
429	Cedar Bellaire	Bellaire	TX	Houston-The Woodlands-Sugar Land, TX	1994	50,967	100.0%	850	16.68	H-E-B	—
430	El Camino	Bellaire	TX	Houston-The Woodlands-Sugar Land, TX	2008	71,651	100.0%	654	9.13	El Ahorro Supermarket	Dollar Tree, Family Dollar
431	Bryan Square	Bryan	TX	College Station-Bryan, TX	2008	59,029	100.0%	328	6.47	—	99 Cents Only, Citi Trends, Dollar Floor Store, Firestone
432	Townshire	Bryan	TX	College Station-Bryan, TX	2002	136,887	91.2%	1,023	8.20	—	Tops Printing
433	Plantation Plaza	Clute	TX	Houston-The Woodlands-Sugar Land, TX	1997	99,141	99.0%	832	8.65	—	Walgreens
434	Central Station	College Station	TX	College Station-Bryan, TX	1976	176,847	98.0%	2,732	16.14	—	OfficeMax, Spec's Liquors, Wally's Party Factory	Kohl's
435	Rock Prairie Crossing	College Station	TX	College Station-Bryan, TX	2002	118,700	100.0%	1,378	26.18	Kroger	CVS
436	Carmel Village	Corpus Christi	TX	Corpus Christi, TX	1993	85,633	75.3%	629	9.76	—	Bay Area Dialysis, Bealls (Stage Stores), Tuesday Morning
437	Five Points	Corpus Christi	TX	Corpus Christi, TX	1985	276,368	92.3%	3,194	12.72	—	Bealls (Stage Stores), Burkes Outlet, Harbor Freight Tools, Hobby Lobby, Party City, Ross Dress for Less
438	Claremont Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1976	66,980	100.0%	573	8.65	Fiesta Mart	Family Dollar

Supplemental Disclosure - Three Months Ended June 30, 2017	Page 45

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

439	Jeff Davis	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1975	68,962	49.8%	513	14.95	—	Family Dollar
440	Stevens Park Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1974	45,492	100.0%	441	9.69	—	Big Lots, O'Reilly Auto Parts
441	Webb Royal Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1961	108,545	100.0%	1,115	10.73	El Rio Grande Latin Market	Family Dollar
442	Wynnewood Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2006	443,681	89.1%	4,157	10.65	El Rancho, Kroger	Fallas Paredes, Gen X Clothing, Ross Dress for Less
443	Parktown	Deer Park	TX	Houston-The Woodlands-Sugar Land, TX	1999	121,163	92.5%	961	8.57	Food Town	Burkes Outlet, Walgreens
444	Kenworthy Crossing	El Paso	TX	El Paso, TX	2003	74,393	91.0%	690	10.20	Albertsons	—
445	Preston Ridge (2)	Frisco	TX	Dallas-Fort Worth-Arlington, TX	2017	794,124	96.9%	15,658	20.67	SuperTarget*	Best Buy, Big Lots, DSW, Old Navy, Marshalls, Nordstrom Rack, Ross Dress for Less, Saks OFF Fifth, Sheplers, Stein Mart, T.J.Maxx
446	Forest Hills Village	Ft. Worth	TX	Dallas-Fort Worth-Arlington, TX	1968	69,651	100.0%	395	5.67	Foodland Markets	Family Dollar, Hi Style Fashion
447	Ridglea Plaza	Ft. Worth	TX	Dallas-Fort Worth-Arlington, TX	1990	170,519	97.1%	1,825	11.02	Tom Thumb (Albertsons)	Stein Mart
448	Trinity Commons	Ft. Worth	TX	Dallas-Fort Worth-Arlington, TX	1998	197,423	98.3%	3,816	19.67	Tom Thumb (Albertsons)	DSW
449	Village Plaza	Garland	TX	Dallas-Fort Worth-Arlington, TX	2002	89,241	100.0%	1,065	11.93	Truong Nguyen Grocer	—
450	North Hills Village	Haltom City	TX	Dallas-Fort Worth-Arlington, TX	1998	43,299	85.8%	272	7.32	—	Dollar Tree
451	Highland Village Town Center	Highland Village	TX	Dallas-Fort Worth-Arlington, TX	1996	99,341	25.0%	327	15.71	—	—
452	Bay Forest	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	71,667	98.3%	759	10.77	Kroger	—
453	Beltway South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	107,174	97.0%	965	28.51	Kroger	—
454	Braes Heights	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2003	94,086	83.5%	1,858	23.64	—	CVS, Imagination Toys, I W Marks Jewelers
455	Braes Link	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	30,189	100.0%	561	18.58	—	Walgreens
456	Braes Oaks Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1992	45,067	88.6%	436	10.92	H-E-B	—
457	Braesgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1997	91,382	97.4%	593	6.66	Food Town	—
458	Broadway	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2006	74,717	100.0%	772	10.74	El Ahorro Supermarket	Fallas Paredes, Melrose Fashions
459	Clear Lake Camino South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1964	105,501	94.1%	1,432	15.41	ALDI	24 Hour Fitness, Mr. Gatti's Pizza, Spec's Liquors
460	Hearthstone Corners	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	208,147	94.4%	1,874	9.54	Kroger	Big Lots, Stein Mart
461	Jester Village	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1988	64,285	77.4%	528	10.61	H-E-B	—
462	Jones Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2000	111,206	66.9%	763	10.26	—	Fitness Connection
463	Jones Square	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	169,003	100.0%	1,278	7.66	—	Big Lots, Hobby Lobby
464	Maplewood	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	93,711	97.3%	771	8.46	Foodarama	Burke's Outlet
465	Merchants Park	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2009	243,798	100.0%	3,439	14.11	Kroger	Big Lots, Petco, Ross Dress for Less, Tuesday Morning
466	Northgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1972	40,244	100.0%	309	7.68	—	Affordable Furniture, Firestone, Lumber Liquidators, TitleMax
467	Northshore	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	231,579	90.4%	2,736	13.28	Sellers Bros.	Conn's, Office Depot
468	Northtown Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1960	190,559	91.5%	2,063	12.00	—	99 Cents Only, CVS, dd's Discounts (Ross), Fallas Paredes
469	Northwood Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1972	136,747	93.1%	1,447	11.56	Food City	—
470	Orange Grove	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2005	184,704	99.1%	1,879	10.70	—	24 Hour Fitness, FAMSA, Floor & Décor
471	Pinemont Shopping Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	73,577	92.9%	911	13.64	—	Family Dollar, Houston Community College
472	Royal Oaks Village	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	144,929	98.2%	3,243	22.80	H-E-B	—
473	Tanglewilde Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	82,565	100.0%	1,127	13.77	—	Ace Hardware, Dollar Tree, Party City, Salon In The Park
474	Westheimer Commons	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1984	242,409	85.5%	1,972	9.51	Fiesta Mart	Marshalls
475	Fry Road Crossing	Katy	TX	Houston-The Woodlands-Sugar Land, TX	2005	237,340	100.0%	2,417	10.54	—	Hobby Lobby, Palais Royal, Stein Mart
476	Washington Square	Kaufman	TX	Dallas-Fort Worth-Arlington, TX	1978	64,230	82.7%	348	6.55	—	AutoZone, Bealls (Stage Stores), Dollar Tree
477	Jefferson Park	Mount Pleasant	TX	Mount Pleasant, TX	2001	132,096	97.3%	929	7.34	Super 1 Foods	Harbor Freight Tools, PetSense
478	Winwood Town Center	Odessa	TX	Odessa, TX	2002	365,559	93.2%	2,665	13.10	H-E-B	Office Depot, Ross Dress for Less, Target
479	Crossroads Centre - Pasadena	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1997	134,006	77.8%	1,303	13.65	Kroger	—
480	Spencer Square	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1998	194,470	94.0%	2,212	12.10	Kroger	Burkes Outlet
481	Pearland Plaza	Pearland	TX	Houston-The Woodlands-Sugar Land, TX	1995	156,491	81.6%	1,157	9.06	Kroger	Harbor Freight Tools, Walgreens
482	Market Plaza	Plano	TX	Dallas-Fort Worth-Arlington, TX	2002	167,804	72.6%	2,794	24.03	Central Market (H-E-B)	—
483	Preston Park Village	Plano	TX	Dallas-Fort Worth-Arlington, TX	1985	270,128	90.2%	6,101	25.03	Kroger	Infinite Bounds Gymnastics
484	Northshore Plaza	Portland	TX	Corpus Christi, TX	2000	152,144	98.4%	1,050	14.00	H-E-B	Bealls (Stage Stores)	Kmart
485	Klein Square	Spring	TX	Houston-The Woodlands-Sugar Land, TX	1999	80,636	98.3%	860	10.85	Food Town	Family Dollar, Petco
486	Keegan's Meadow	Stafford	TX	Houston-The Woodlands-Sugar Land, TX	1999	125,293	91.0%	1,202	10.87	Randalls (Albertsons)	Palais Royal
487	Texas City Bay	Texas City	TX	Houston-The Woodlands-Sugar Land, TX	2005	223,152	53.6%	1,178	9.91	Kroger	—
488	Windvale Center	The Woodlands	TX	Houston-The Woodlands-Sugar Land, TX	2002	101,088	91.5%	997	28.38	Randalls (Albertsons)	—
489	The Centre at Navarro	Victoria	TX	Victoria, TX	2005	66,102	58.5%	484	23.54	ALDI	Walgreens
490	Spradlin Farm	Christiansburg	VA	Blacksburg-Christiansburg-Radford, VA	2000	181,055	100.0%	2,717	15.26	—	Barnes & Noble, Big Lots, Michaels, Petco, T.J.Maxx	Target, The Home Depot

Supplemental Disclosure - Three Months Ended June 30, 2017	Page 46

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

491	Culpeper Town Square	Culpeper	VA	Washington-Arlington-Alexandria, DC-VA-MD-WV	1999	132,882	100.0%	1,183	8.90	Food Lion (Weis Markets)	Mountain Run Bowling, Tractor Supply Co.
492	Hanover Square	Mechanicsville	VA	Richmond, VA	1991	129,887	99.2%	1,696	13.16	—	Gold's Gym, Hobby Lobby	Kohl's
493	Jefferson Green	Newport News	VA	Virginia Beach-Norfolk-Newport News, VA-NC	1988	54,945	100.0%	816	14.85	—	DXL Destination XL, Once Upon a Child, Tuesday Morning
494	Tuckernuck Square	Richmond	VA	Richmond, VA	1981	86,010	93.2%	1,247	15.56	—	2nd & Charles, Chuck E. Cheese's
495	Cave Spring Corners	Roanoke	VA	Roanoke, VA	2005	147,133	100.0%	1,186	13.44	Kroger	Hamrick's
496	Hunting Hills	Roanoke	VA	Roanoke, VA	1989	166,207	96.7%	1,381	8.60	—	Dollar Tree, Kohl's, PetSmart
497	Valley Commons	Salem	VA	Roanoke, VA	1988	45,580	20.4%	92	9.89	—	—	AMC Theatres
498	Lake Drive Plaza	Vinton	VA	Roanoke, VA	2008	163,290	100.0%	1,311	8.04	Kroger	Big Lots, Dollar Tree
499	Hilltop Plaza	Virginia Beach	VA	Virginia Beach-Norfolk-Newport News, VA-NC	2010	150,300	100.0%	2,600	17.47	Trader Joe's	Jo-Ann Fabric & Craft Stores, Kirkland’s, Office Depot, PetSmart
500	Ridgeview Centre	Wise	VA	Big Stone Gap, VA	1990	190,242	67.6%	990	7.70	—	Dollar Tree, Grand Home Furnishings, Harbor Freight Tools, Ollie's Bargain Outlet	Belk
501	Rutland Plaza	Rutland	VT	Rutland, VT	1997	224,514	98.6%	1,971	8.91	Price Chopper	Dollar Tree, Flagship Cinemas, T.J.Maxx, Walmart
502	Spring Mall	Greenfield	WI	Milwaukee-Waukesha-West Allis, WI	2003	188,861	83.5%	1,098	6.96	—	T.J.Maxx
503	Mequon Pavilions	Mequon	WI	Milwaukee-Waukesha-West Allis, WI	1967	219,618	86.7%	3,020	15.85	Sendik's Food Market	Bed Bath & Beyond, DSW, Marshalls
504	Moorland Square Shopping Ctr	New Berlin	WI	Milwaukee-Waukesha-West Allis, WI	1990	98,303	93.4%	895	9.75	Pick 'n Save (Kroger)	—
505	Paradise Pavilion	West Bend	WI	Milwaukee-Waukesha-West Allis, WI	2000	203,545	98.2%	1,510	7.55	—	Hobby Lobby, Kohl's	ShopKo
506	Moundsville Plaza	Moundsville	WV	Wheeling, WV-OH	2004	176,156	98.3%	1,255	7.25	Kroger	Big Lots, Dunham's Sports, Peebles
507	Grand Central Plaza	Parkersburg	WV	Parkersburg-Vienna, WV	1986	75,344	100.0%	808	10.72	—	Office Depot, O'Reilly Auto Parts, T.J.Maxx

	TOTAL PORTFOLIO					85,460,362	92.0%	$959,800	$13.21

(1) * Indicates grocer is not owned.
(2) Indicates property is currently in redevelopment.

Supplemental Disclosure - Three Months Ended June 30, 2017	Page 47

GUIDANCE

Supplemental Disclosure Three Months Ended June 30, 2017

GUIDANCE & ADDITIONAL DISCLOSURES

2017 GUIDANCE
	Updated	Prior

NAREIT FFO per diluted share (1)	$2.05 - $2.12	$2.05 - $2.12
Key Underlying Assumptions
Same property NOI growth	2.0 - 3.0%	2.0 - 3.0%
Straight-line rental income, amortization of above- and below-market rent and tenant inducements and straight-line ground rent expense	$44 - $46M	$40 - $44M
General and administrative expenses (1)(2)	$88 - $92M	$86 - $90M
GAAP interest expense (3)	$228 - $230M	$226 - $230M
Value enhancing capital expenditures	$110 - $135M	$120 - $150M

The Company now expects disposition activity to exceed acquisition activity for the full year 2017.

ADDITIONAL DISCLOSURES - as of 6/30/17 (dollars in millions, except per square foot amounts)

Leases signed but not yet commenced:	Leases	GLA	ABR	ABR PSF
≥ 10,000 SF	53	1,347,004	$17.0	$12.62
< 10,000 SF	266	760,275	15.6	20.45
TOTAL	319	2,107,279	$32.6	$15.45

(1) Does not include any expectations of additional one-time items, including, but not limited to, litigation, investigative and other non-routine legal expenses.
(2) Increase reflects actual litigation and other non-routine legal expenses recognized year-to-date.
(3) Does not include any expectations of additional deleveraging activity.

Supplemental Disclosure - Three Months Ended June 30, 2017	Page 49